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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01355

The Alger Funds
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2012

ITEM 1.  REPORT(S) TO STOCKHOLDERS.

The Alger Funds

SEMI-ANNUAL REPORT
April 30, 2012
(Unaudited)

Table of Contents

THE ALGER FUNDS

Shareholders’ Letter	1

Fund Highlights	12

Portfolio Summary	20

Schedules of Investments	21

Statements of Assets and Liabilities	64

Statements of Operations	68

Statements of Changes in Net Assets	70

Financial Highlights	74

Notes to Financial Statements	105

Additional Information	128

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Shareholders’ Letter	June 5, 2012

Dear Shareholders,

A distorted view of reality can be costly. In one famous example, a radio broadcast depicting space aliens attacking New Jersey and New York City caused panicked listeners to hastily load their cars with emergency rations and flee to the mountains. As hysteria grew, some Americans even reported smelling poisonous gas and seeing explosions. Yet, Americans quickly learned that their efforts were pointless—the broadcast by Orson Welles was only for entertainment and not a depiction of reality. Today, the notorious War of the Worlds broadcast of 1938, which included frequent announcements that it was for entertainment only, illustrates the hazards of perception not reflecting reality.

In some ways, many investors who fled from equities over the past few years acted like panicked Americans fleeing fictional aliens. Just as Americans ignored notices that the War of the Worlds broadcast was for entertainment only, investors who sold stocks ignored strengthening U.S. corporate fundamentals, an improving domestic economy, and other factors that have helped drive strong equity market performance. Those investors accepted media pundits’ forecasts of economic gloom and hastily sold equities and loaded their portfolios with cash and bonds. Indeed, fund tracker Morningstar says redemptions from equity mutual funds since the financial crisis of 2008 have been extremely high, peaking at $278 billion in 2011. At the same time, strong U.S. corporate earnings and slow but significant economic growth resulted in equities, as measured by the S&P 500 Index, generating an 86.81% return from the end of the first quarter of 2009 until April 30, 2012. Unfortunately, investors who redeemed equity fund shares during that time period may have missed participating in an estimated $55.44 billion that would have resulted if they had maintained their stock exposure.(1)

At Fred Alger Management, Inc. (“Alger”), we acknowledge that the euro-zone debt crisis, rising fuel prices, and other developments that have driven market volatility are serious concerns. We also believe, however, that investors should take a balanced and long-term approach when assessing market conditions, rather than focus on negative news and run from equity investing. For example, in a Barron’s article last September, I maintained that market volatility was creating an excellent opportunity for buying equities. I reasoned that corporate fundamentals were strong, the economy was improving, and valuations, as measured by price-to-earnings ratios, were attractive. This call proved correct—from the September 3 date of the Barron’s article until April 30, 2012, equities, as measured by the S&P 500 Index, returned 19.04%.

A Valuable Lesson

The reasons for the strong market performance over the past few years are many and would take many more pages to dissect. However, at Alger, we have observed for many decades how strong companies can exploit change to build their businesses and to boost their free cash flow. Fundamental to exploiting change is management’s ability to adapt to developments, such as new regulations, rapid acceptance of the Internet, changing demographics, strong growth in emerging markets, and price volatility for commodities, including energy products. As an example, concerns that turmoil associated with the Arab Spring last year could disrupt oil production pushed prices of West Texas Intermediate Crude from $91.55 to $107.94 a barrel during the first quarter of 2011, striking fear that an oil shock could derail the global economic recovery. Prices eventually subsided only to climb from $92.19 to $104.87 per barrel during the six-month reporting period as tensions grew over allegations that oil-rich Iran is developing nuclear weapons.

Many decades ago, such price volatility would disrupt company operations and push equity markets downward, but American businesses, or at least the better managed ones, have acted to minimize the impact of energy costs. In New York City, this means that the Empire State Building is generating attention for more than its highly regarded art-deco design and its role in the movie King Kong. Impressively, recent modifications to the office facility are expected to reduce energy usage by 38%, thereby saving some $4.40 million annually. At Alger, we believe that energy price volatility is a form of disruptive change and that companies that adapt to such change will have an advantage over competitors that continue conducting business as usual. The adaption is creating attractive investment opportunities as companies implement energy efficiency programs, create a seemingly endless assortment of energy savings products, and develop technologies for extracting energy commodities that were once inaccessible.

As oil prices soared in early 2011 and during the six-month reporting period, we continued to conduct in-depth research of company fundamentals to find compelling investment opportunities and we urged our clients to stay the course rather than sell equities. We stuck by our belief that oil price increases must be sudden and severe to spark a recession and that the U.S. is well prepared for price increases. At the time, we noted that Americans spend just slightly more than 5% of their disposable income on energy, compared to slightly more than 8% in the 1980s, according to BCA Research. Our conviction in equities proved to be correct, with the S&P 500 Index climbing 5.92% during the first quarter of 2011 and a modest, but still positive, 2.11% for that year. For the six-month reporting period ended April 30, 2012, furthermore, the S&P 500 gained 12.77%.

Much like radio listeners who heard ongoing reports of aliens attacking, investors over the past few years heard an ongoing stream of alleged reasons for selling equity investments. Investors were deluged with claims that the euro-zone debt crisis and drastic government austerity programs in Greece and other countries could push the region into a nasty recession and curtail global economic growth. On other days, media reports claimed that slowing economic growth in China—a country that is helping to spur strong global acceleration—could weaken. Those claims missed a more encouraging and accurate view that acknowledges an improving job market with the U.S. unemployment rate dropping from 8.7% in November of 2011 to 8.2% in March. A more accurate view also acknowledges that corporate fundamentals remained strong and that the troubled housing market continued to improve. In October of 2011, 7.6 months of residential inventory was available, according to the National Association of Realtors. Inventory has since declined to only 6.3 months as of March of this year.

Pundits also maintained that first quarter 2012 earnings would be disappointing and some added that the 8% year-over-year earnings increase for the fourth quarter of 2011, as reported by First Call, shows a moderation of earnings growth. Yet after more than 90% of S&P 500 Index companies reported first quarter results, Standard & Poor’s estimated that operating earnings would increase slightly more than 7% on a year-over-year basis. We note that as economic recoveries advance, quarterly earnings are compared against strong prior quarters rather than periods during recessions. This trend causes year-over-year increases to eventually moderate. Comparing the most recent two quarters to the fourth quarter of 2009 and the first quarter of 2010, when earnings had yet to fully recover, provides a more favorable view. Earnings for the two recent quarters increased by more than 20% from levels two years earlier. The strong earnings are occurring even as corporations build cash balances rather than deploy the assets in new growth initiatives.

Going Forward

We think corporate fundamentals will remain strong. American businesses have done an admirable job of curtailing expenses, while job market improvements have strengthened consumers’ spending clout by providing more Americans with income. Corporations’ large cash balances, meanwhile, leave businesses well-positioned to invest in growth opportunities, pay dividends, and buy back stock. Also encouraging, manufacturing in the U.S. appears to be strengthening as illustrated by Carlisle Companies, which plans to move tire manufacturing from China to the U.S., and by foreign auto manufacturers Honda Motor Co., BMW AG, and Daimler AG, all of which plan to increase production in America.

Looking ahead, the nation’s lack of progress on curtailing annual budget deficits, which have been exceeding $1 trillion, and on reducing outstanding debt, which is approximately $15.50 trillion, remains a concern. We believe that a lack of clarity on addressing the problem has prevented corporations from investing their sizeable amounts of cash in growth initiatives. Additionally, as debt grows, the nation will face an increasing burden of paying creditors. Clearly, much work remains to reform taxation and government spending, but we are hopeful that elections in November will provide some indication of the direction that the nation will take to address the problem.

For the coming months, concerns over the euro zone and fuel prices may support increasing market volatility, which we believe may create an attractive buying opportunity similar to the one that emerged last summer. We believe that substantial support for equities would surface if the S&P 500 Index declined to approximately 1250. That would create a price-to-earnings ratio of only 12 times trailing earnings, which would significantly undervalue equities relative to other asset classes like bonds or real estate. At the same time, we believe that the strengthening U.S. economy, improving economic growth in China, and investors’ eventual acceptance of the euro zone’s ability to stem its debt crisis should result in the continuation of a bull market in U.S. equities. We believe that such a recovery could take the S&P 500 Index to new post-financial crisis highs. We note that the S&P 500 Index at 1600 would still represent a fair valuation at a roughly 15 P/E ratio based on our expectations for trailing earnings. That P/E would be in line with long-term historical averages. Viewed as an earnings yield, U.S. equities would still be attractively priced at a 6.67% earnings yield plus the 2% dividend yield as of April 30. A result of careful and cautious management, the quality of those earnings is very high. Thus, as of April 30, the S&P 500 Index free cash flow yield was 6%, which is highly attractive, especially when compared to the 1.92% yield of 10-year Treasury bonds.

In the meantime, large scale developments, such as the increasing use of the Internet, rapid growth of emerging markets, and regulatory changes, are creating compelling opportunities for leading companies to grow, making this an attractive time, we believe, for Alger to use its time-tested, disciplined, and research-driven strategy for finding compelling growth investments for our clients.

Portfolio Matters

Alger Capital Appreciation Fund

The Alger Capital Appreciation Fund returned 13.46% for the fiscal six-month period ended April 30, 2012, compared to the Russell 1000 Growth Index return of 14.13%.

During the period, the largest sector weightings were in the Information Technology and Consumer Discretionary sectors. The largest sector overweight for the period was Health Care and the largest sector underweight was Consumer Staples. Relative outperformance in the Industrials and Information Technology sectors was the most important contributor to performance, while Energy and Consumer Staples detracted from results.

Among the most important contributors to relative performance were Lowe’s Companies, Inc.; Apple, Inc.; United Rentals, Inc.; CVS Caremark Corp.; and Seagate Technology PLC. Shares of home improvement retailer Lowe’s performed strongly after the company reported better-than-expected earnings that resulted from higher store traffic, mild weather, and strong sales of tools, appliances, lumber, and nursery items. The company’s planned $4.5 billion share purchase also supported enthusiasm for its stock.

Top detractors from absolute performance were Focus Media Holding Ltd.; Baker Hughes, Inc.; Abercrombie & Fitch Co., Cl A; Molycorp, Inc.; and Arch Coal, Inc. Baker Hughes is a diversified oilfield service company providing products and technology services for the oil and gas industry. It has strong exposure to both offshore operations and onshore pressure pumping markets. The company preannounced lower-than-anticipated margins. A mild winter and natural gas prices that dropped below anticipated levels caused near-term overcapacity in North America pressure pumping, which hurt profits.

Alger Large Cap Growth Fund

The Alger Large Cap Growth Fund returned 11.00% for the fiscal six-month period ended April 30, 2012, compared to the 14.13% return of the Russell 1000 Growth Index.

During the period, the largest sector weightings were in the Information Technology and Industrials sectors. The largest sector overweight was Information Technology and the largest sector underweight was Consumer Discretionary. Relative outperformance in the Utilities and Industrials sectors was the most important contributor to performance, while Energy and Consumer Discretionary sectors detracted from results.

Among the most important contributors to relative performance were Lowe’s Companies, Inc.; CVS Caremark Corp.; Tyco International Ltd.; Pfizer, Inc.; and JPMorgan Chase & Co. Shares of home improvement retailer Lowe’s performed strongly after the company reported better-than-expected earnings driven by higher store traffic, mild weather, and strong sales of tools, appliances, lumber, and nursery items. The company’s planned $4.5 billion share purchase also supported enthusiasm for its stock.

Conversely, detracting from overall results on a relative basis were Microsoft Corp.; Exxon Mobil Corp.; Baker Hughes, Inc.; Peabody Energy Corp.; and International Business Machines Corp. Baker Hughes is a diversified oilfield service company providing products and technology services for the oil and gas industry. It has strong exposure to both offshore operations and onshore pressure pumping markets. The company preannounced lower-than-anticipated margins. A mild winter and natural gas prices that dropped below anticipated levels caused near-term overcapacity in North America pressure pumping, which hurt profits.

Alger Mid Cap Growth Fund

The Alger Mid Cap Growth Fund returned 12.14% for the fiscal six-month period ended April 30, 2012, compared to the Russell Midcap Growth Index, which had a return of 12.26%.

During the period, the largest sector weightings were in the Information Technology and Consumer Discretionary sectors. The largest sector overweight was Information Technology and the largest sector underweight was Materials. Relative outperformance in the Industrials and Consumer Discretionary sectors was the most important contributor to performance, while Materials and Health Care detracted from results.

Among the most important contributors to relative performance were SPX Corp.; Spirit Aerosystems Holdings, Inc., Cl. A; CBS Corp., Cl. B; Pioneer Natural Resources Co.; and Verisk Analytics, Inc., Cl. A. SPX stock performed well after the company announced plans to sell its Service Solutions business for $1.15 billion. SPX produces power, heating, and consumer goods and its Service Solutions business has strong exposure to the automobile industry. SPX will use proceeds of the sale for a proposed stock buyback program and to continue developing its fluids monitoring, blending, metering, and transportation products.

Conversely, detracting from overall results on a relative basis were Metabolix, Inc.; Allscripts Healthcare Solutions, Inc.; Arch Coal, Inc.; Molycorp, Inc.; and Groupon, Inc. Allscripts Healthcare Solutions reported flat sales of its software, which fell short of consensus expectations. The company’s software is used by hospitals and doctors for medical records, revenue tracking, and practice management. We believe concerns over health care reform’s impact on insurance reimbursement rates caused medical providers to delay purchasing the company’s products.

The Fund used options to hedge against market risk and to generate incremental income during the reporting period. The options did not meaningfully impact performance.

Alger SMid Cap Growth Fund

The Alger SMid Cap Growth Fund returned 13.27% for the fiscal six-month period ended April 30, 2012, compared to the Russell 2500 Growth Index return of 11.72%.

During the period, the largest sector weightings were in the Information Technology and Industrials sectors. The largest sector overweight for the period was Industrials and the largest sector underweight for the period was Materials. Relative outperformance in the Industrials and Information Technology sectors was the most important contributor to performance, while Health Care and Financials detracted from results.

Among the most important contributors to relative performance were United Rentals, Inc.; Mellanox Technologies Ltd.; Wyndham Worldwide Corporation; Thomas & Betts Corp.; and Spirit Aerosystems Holdings, Inc., Cl. A. Shares of United Rentals performed strongly after the company reported that increased construction activity resulted in stronger-than-expected demand for its rental equipment and that cost controls enhanced results. The company also upgraded its 2012 pricing and time utilization guidance.

Conversely, detracting from relative performance were Deckers Outdoor Corp.; Arch Coal, Inc.; Allscripts Healthcare Solutions, Inc.; Regeneron Pharmaceuticals, Inc.; and

GrafTech International Ltd. Allscripts Healthcare Solutions reported flat sales of its software, which fell short of consensus expectations. The company’s software is used by hospitals and doctors for medical records, revenue tracking, and practice management. We believe concerns over health care reform’s impact on insurance reimbursement rates caused medical providers to delay purchasing the company’s products.

Alger Small Cap Growth Fund

For the fiscal six-month period ended April 30, 2012, the Alger Small Cap Growth Fund returned 12.78%, compared to the 10.58% return of the Russell 2000 Growth Index.

During the period, the largest sector weightings were in the Information Technology and Health Care sectors. The largest sector overweight for the period was Utilities and the largest sector underweight for the period was Health Care. Relative outperformance in the Materials and Consumer Staples sectors was the most important contributor to performance, while Consumer Discretionary and Health Care detracted from results.

Among the most important contributors to relative performance were United Rentals, Inc.; Solutia, Inc.; Mellanox Technologies Ltd.; Catalyst Health Solutions, Inc.; and Novellus Systems, Inc.  Shares of United Rentals performed strongly after the company reported that increased construction activity resulted in stronger-than-expected demand for its rental equipment and that cost controls enhanced results. The company also upgraded its 2012 pricing and time utilization guidance.

Conversely, detracting from overall results on a relative basis were RF Micro Devices, Inc.; Shutterfly, Inc.; RealPage, Inc.; Medivation, Inc.; and AAR Corp. RealPage provides website services for managing and marketing single-family and multi-family home rentals. We believe its stock price declined during the reporting period because investors grew concerned over the company’s ability to integrate various acquisitions.

Alger Growth Opportunities Fund

The Alger Growth Opportunities Fund returned 12.81% for the fiscal six-month period ended April 30, 2012, compared to the Russell 2500 Growth Index return of 11.72%.

During the period, the largest sector weightings were in the Information Technology and Consumer Discretionary sectors. The largest sector overweight for the period was Information Technology and the largest sector underweight was Materials. Relative outperformance in the Information Technology and Consumer Staples sectors was the most important contributor to performance, while Health Care and Consumer Discretionary detracted from results.

Among the most important contributors to relative performance were United Rentals, Inc.; Mellanox Technologies Ltd.; Jive Software, Inc.; Solutia, Inc.; and Thomas & Betts Corp. Shares of United Rentals performed strongly after the company reported that increased construction activity resulted in stronger-than-expected demand for its rental equipment and that cost controls enhanced results. The company also upgraded its 2012 pricing and time utilization guidance.

Conversely, detracting from overall results on a relative basis were Shutterfly, Inc.; Arch Coal, Inc.; Deckers Outdoor Corp.; Regeneron Pharmaceuticals, Inc.; and Allscripts Healthcare Solutions, Inc. Arch Coal is the second-largest coal producer in the U.S. It provides thermal coal for electric generating plants and metallurgical coal for producing steel. Its stock performance suffered after the company reported weaker-than-expected quarterly results and provided no financial guidance for 2012. Low natural gas prices encouraged increased use of the fuel for electric generating plants, which curtailed demand for thermal coal. Investors also became concerned that potential moderation in global economic growth may curtail steel production and demand for metallurgical coal.

Alger Health Sciences Fund

The Alger Health Sciences Fund returned 9.31% for the fiscal six-month period ended April 30, 2012, compared to the S&P 500 Index return of 12.77%.

During the period, the largest sector weightings were in the Pharmaceuticals and Health Care Providers & Services sectors. The largest sector overweight for the period was Pharmaceuticals and the largest sector underweight for the period was Consumer Staples. Relative outperformance in the Health Care Providers & Services and Pharmaceuticals sectors was the most important contributor to performance, while Consumer Staples and Health Care Technology detracted from results.

Among the most important contributors to relative performance were Alexion Pharmaceuticals, Inc.; Gilead Sciences, Inc.; Pharmasset, Inc.; Valeant Pharmaceuticals International, Inc.; and Tenet Healthcare Corporation. Pharmasset is focused on discovering, developing, and commercializing novel drugs to treat viral infections, including hepatitis C. Its shares were strong performers after an announcement that the company will be acquired by Gilead Sciences.

Conversely, detracting from relative performance were Allscripts Healthcare Solutions, Inc.; Dendreon Corp.; Optimer Pharmaceuticals, Inc.; Human Genome Sciences, Inc.; and NxStage Medical, Inc. Allscripts Healthcare Solutions had reported flat sales of its software, which fell short of consensus expectations. The company’s software is used by hospitals and doctors for medical records, revenue tracking, and practice management. We believe concerns over health care reform’s impact on insurance reimbursement rates caused medical providers to delay purchasing the company’s products.

During the reporting period the Fund wrote covered call options and purchased puts. The Fund wrote covered call options to generate incremental income and at times it purchased puts to hedge against macro risks, including the potential impact upon the Health Care sector of oral arguments in the Supreme Court case challenging health care reform. The options did not meaningfully impact performance.

Alger Growth & Income Fund

The Alger Growth & Income Fund returned 10.99% for the fiscal six-month period ended April 30, 2012, compared to the S&P 500 Index return of 12.77%.

During the period, the largest sector weightings were in the Information Technology and Consumer Staples sectors. The largest sector overweight for the period was Materials and the largest sector underweight was Consumer Discretionary. Relative outperformance in the Consumer Staples and Materials sectors was the most important contributor to performance, while Consumer Discretionary and Health Care detracted from results.

Among the most important relative contributors were Home Depot, Inc., Comcast Corporation, Cl A; BlackRock, Inc.; CVS Caremark Corp.; and Philip Morris International, Inc. Comcast reported substantial subscriber growth, a result of growing interest in high definition television, broadband Internet access, international channels, on demand content, and other features offered by cable providers. We believe Comcast share performance also benefited from the stock’s above average dividend yield and from the company’s ongoing stock purchase program.

Conversely, detracting from overall results on a relative basis were Exxon Mobil Corp.; Arch Coal, Inc.; Newmont Mining Corp.; Inergy LP; and AT&T, Inc. Arch Coal is the second-largest coal producer in the U.S. It provides thermal coal for electric generating plants and metallurgical coal for producing steel. Its stock performance suffered after the company reported weaker-than-expected quarterly results and provided no financial guidance for 2012. Low natural gas prices encouraged increased use of the fuel for electric generating plants, which curtailed demand for thermal coal. Investors also became concerned that potential moderation in global economic growth may curtail steel production and demand for metallurgical coal.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your business and your continued confidence in Alger.

Respectfully submitted,

Daniel C. Chung, CFA

Chief Investment Officer

BCA Research is an independent provider of global research.

Morningstar provides research on mutual funds, equities, and other investments.

Footnotes:

(1) Estimated value was determined by applying the historical returns of the S&P 500 Index to the equity mutual fund flows for each quarter as determined by Morningstar.  During the period spanning March 30, 2009 to April 30, 2012, the S&P 500 Index experienced certain periods of negative performance returns.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus for the Funds. Funds’ returns represent the fiscal six-month period return of Class A shares. Returns do not reflect the deduction of the front end sales charges imposed on Class A shares and include reinvestment of dividends and distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the Shareholders’ letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a Fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a Fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedule of Investments for each Fund which is included in this report for a complete list of Fund holdings as of April 30, 2012. Securities mentioned in the Shareholders’ letter, if not found in the Schedule of Investments, may have been held by the Funds during the six-month fiscal period.

A Word About Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Funds that participate in leveraging, such as Capital Appreciation, SMid Cap, and Health Sciences Funds, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the funds’ net asset values can decrease more quickly than if the fund had not borrowed. For a more detailed discussion of the risks associated with a Fund, please see the Fund’s Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus or a summary prospectus containing this and other information about The Alger Funds call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Index Definitions:

•                  The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•                  The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

•                  The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

•                  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

•                  The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market without regard to company size.

FUND PERFORMANCE AS OF 3/31/12 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Alger Capital Appreciation Class A	2.32%	5.04%	6.25%
Alger Capital Appreciation Class B	2.11%	4.95%	6.15%
Alger Capital Appreciation Class C	6.16%	5.37%	6.02%
Alger Capital Appreciation Class Z *	8.32%	6.26%	6.86%

Alger Large Cap Growth Class A	2.44%	1.48%	2.49%
Alger Large Cap Growth Class B	2.28%	1.52%	2.46%
Alger Large Cap Growth Class C	6.12%	1.83%	2.28%
Alger Large Cap Growth Class Z *	8.30%	2.63%	3.07%

Alger Mid Cap Growth Class A	(8.91)%	(1.64)%	3.36%
Alger Mid Cap Growth Class B	(9.48)%	(1.69)%	3.28%
Alger Mid Cap Growth Class C	(5.85)%	(1.44)%	3.08%

Alger Small Cap Growth Class A	(5.61)%	2.45%	6.92%
Alger Small Cap Growth Class B	(5.27)%	2.60%	6.86%
Alger Small Cap Growth Class C	(2.79)%	2.61%	6.62%
Alger Small Cap Growth Class Z *	(0.62)%	3.52%	7.47%

Alger Growth & Income Class A	5.26%	2.96%	3.79%
Alger Growth & Income Class B	5.13%	2.87%	3.71%
Alger Growth & Income Class C	9.21%	3.29%	3.58%
Alger Growth & Income Class Z †	11.14%	4.08%	4.36%

*                 Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

†                  Historical performance prior to March 1, 2012, inception of the class, is that of the Fund’s Class A shares, which have been adjusted to remove the front-end sales charge imposed by Class A shares.

FUND PERFORMANCE AS OF 3/31/12 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION
Alger SMid Cap Growth Class A (Inception 5/8/02)	(5.73)%	2.44%	7.21%
Alger SMid Cap Growth Class B (Inception 5/8/02)	(6.18)%	2.34%	7.13%
Alger SMid Cap Growth Class C (Inception 5/8/02)	(2.16)%	2.75%	7.00%
Alger SMid Cap Growth Class I (Inception 8/5/07)*	(0.29)%	3.73%	7.88%
Alger SMid Cap Growth Class Z (Inception 12/29/10)†	(0.06)%	3.66%	7.84%

Alger Growth Opportunities Class A (Inception 3/3/08)	(6.04)%	n/a	3.64%
Alger Growth Opportunities Class C (Inception 3/3/08)	(2.53)%	n/a	4.19%
Alger Growth Opportunities Class I (Inception 3/3/08)	(0.68)%	n/a	5.22%
Alger Growth Opportunities Class Z (Inception 12/29/10)‡	(0.52)%	n/a	5.28%

Alger Health Sciences Class A (Inception 5/1/02)	3.66%	4.59%	9.81%
Alger Health Sciences Class B (Inception 5/1/02)	3.50%	4.54%	9.72%
Alger Health Sciences Class C (Inception 5/1/02)	7.54%	4.90%	9.58%

*                 Historical performance prior to August 5, 2007, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

†                  Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

‡                  Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class I shares.

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

ALGER CAPITAL APPRECIATION FUND

Fund Highlights Through April 30, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Fund Class A shares, with a maximum sales chare of 5.25%, and the Russell 1000 Growth Index and the Russell 3000 Growth Index (unmanaged indices of common stocks) for the ten years ended April 30, 2012. Figures for the Alger Capital Appreciation Fund Class A shares, Russell 1000 Growth Index and Russell 3000 Growth Index include reinvestment of dividends. Performance for Alger Capital Appreciation Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)*	(2.35)%	4.08%	6.79%	7.43%
Class B (Inception 11/1/93)†	(2.91)%	3.96%	6.68%	7.40%
Class C (Inception 7/31/97)†,‡	1.16%	4.39%	6.54%	7.15%
Class Z (Inception 12/29/10)§	3.28%	5.28%	7.41%	7.84%
Russell 1000 Growth Index	7.26%	4.11%	5.16%	5.28%
Russell 3000 Growth Index	6.26%	4.04%	5.23%	5.19%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†	Returns reflect the applicable contingent deferred sales charge.
‡

Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

§	Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER LARGE CAP GROWTH FUND

Fund Highlights Through April 30, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Large Cap Growth Fund Class A shares, with a maximum sales chare of 5.25%, and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2012. Figures for the Alger Large Cap Growth Fund Class A shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger Large Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)*	(1.93)%	0.46%	3.01%	5.24%
Class B (Inception 11/11/86)†	(2.20)%	0.50%	2.98%	5.18%
Class C (Inception 7/31/97)†,‡	1.54%	0.81%	2.80%	4.96%
Class Z (Inception 12/29/10)§	3.76%	1.61%	3.60%	5.63%
Russell 1000 Growth Index	7.26%	4.11%	5.16%	5.28%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†	Returns reflect the applicable contingent deferred sales charge.
‡

Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

§	Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER MID CAP GROWTH FUND

Fund Highlights Through April 30, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Fund Class A shares, with a maximum sales chare of 5.25%, and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2012. Figures for the Alger Mid Cap Growth Fund Class A shares and Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid Cap Growth Fund Class B and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)*	(11.73)%	(2.24)%	3.70%	7.24%
Class B (Inception 5/24/93)†	(12.35)%	(2.32)%	3.62%	7.19%
Class C (Inception 7/31/97)†,‡	(8.70)%	(2.04)%	3.42%	6.76%
Russell Midcap Growth Index	0.78%	3.55%	7.50%	7.32%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Returns reflect the maximum initial sales charges.

†                  Returns reflect the applicable contingent deferred sales charge.

‡                  Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

ALGER SMID CAP GROWTH FUND

Fund Highlights Through April 30, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger SMid Cap Growth Fund Class A shares, with a maximum sales chare of 5.25%, and the Russell 2500 Growth Index (an unmanaged index of common stocks) from May 8, 2002, the inception date of the Alger SMid Cap Growth Fund, through April 30, 2012. Figures for the Alger SMid Cap Growth Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends. Performance for the Alger SMid Cap Growth Fund Class B, Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/8/2002
Class A (Inception 5/8/02)*	(9.45)%	1.73%	n/a	7.12%
Class B (Inception 5/8/02)†	(9.93)%	1.61%	n/a	7.05%
Class C (Inception 5/8/02)†	(6.13)%	2.02%	n/a	6.90%
Class I (Inception 8/5/07)‡	(4.35)%	2.99%	n/a	7.79%
Class Z (Inception 12/29/10)§	(4.04)%	2.93%	n/a	7.76%
Russell 2500 Growth Index	(1.61)%	4.08%	n/a	7.35%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Returns reflect the maximum initial sales charges.

†                  Returns reflect the applicable contingent deferred sales charge.

‡                  Historical performance prior to August 5, 2007, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

§                 Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER SMALL CAP GROWTH FUND

Fund Highlights Through April 30, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Fund Class A shares, with a maximum sales chare of 5.25%, and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2012. Figures for the Alger Small Cap Growth Fund Class A shares and the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger Small Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)*	(10.28)%	1.73%	7.24%	2.82%
Class B (Inception 11/11/86)†	(9.95)%	1.86%	7.17%	2.80%
Class C (Inception 7/31/97)†,‡	(7.61)%	1.87%	6.92%	2.58%
Class Z (Inception 12/29/10)§	(5.42)%	2.82%	7.81%	3.18%
Russell 2000 Growth Index	(4.42)%	3.27%	6.06%	4.59%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Returns reflect the maximum initial sales charges.

†                  Returns reflect the applicable contingent deferred sales charge.

‡                  Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

§                 Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER GROWTH OPPORTUNITIES FUND

Fund Highlights Through April 30, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Growth Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 2500 Growth Index (an unmanaged index of common stocks) from March 3, 2008, the inception date of the Alger Growth Opportunities Fund, through April 30, 2012. Figures for the Alger Growth Opportunities Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends. Performance for the Alger Growth Opportunities Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 3/3/2008
Class A (Inception 3/3/08)*	(10.18)%	n/a	n/a	3.57%
Class C (Inception 3/3/08)†	(6.80)%	n/a	n/a	4.11%
Class I (Inception 3/3/08)	(5.12)%	n/a	n/a	5.12%
Class Z (Inception 12/29/10)‡	(4.90)%	n/a	n/a	5.19%
Russell 2500 Growth Index	(1.61)%	n/a	n/a	7.04%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance ,visit us at www.alger.com or call us at (800) 992-3863.

*                 Returns reflect the maximum initial sales charges.

†                  Returns reflect the applicable contingent deferred sales charge.

‡                  Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class I shares.

ALGER HEALTH SCIENCES FUND

Fund Highlights Through April 30, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Health Sciences Fund Class A shares, with a maximum sales chare of 5.25%, and the S&P 500 Index (an unmanaged index of common stocks) from May 1, 2002, the inception date of the Alger Health Sciences Fund, through April 30, 2012. Figures for the Alger Health Sciences Fund Class A shares and the S&P 500 Index include reinvestment of dividends. Performance for the Alger Health Sciences Fund Class B and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/1/2002
Class A (Inception 5/1/02)*	(4.77)%	3.18%	n/a	9.54%
Class B (Inception 5/1/02)†	(5.29)%	3.09%	n/a	9.45%
Class C (Inception 5/1/02)†	(1.25)%	3.49%	n/a	9.30%
S&P 500 Index	4.76%	1.01%	n/a	4.61%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Returns reflect the maximum initial sales charges.

†                  Returns reflect the applicable contingent deferred sales charge.

ALGER GROWTH & INCOME FUND#

Fund Highlights Through April 30, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Growth & Income Fund Class A shares, with a maximum sales chare of 5.25%, and the S&P 500 Index (an unmanaged index of common stocks), for the ten years ended April 30, 2012. Figures for the Alger Growth & Income Fund Class A shares, and the S&P 500 Index include reinvestment of dividends and/or interest. Performance for the Alger Growth & Income Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)*	0.60%	2.15%	3.98%	6.52%
Class B (Inception 6/1/92)†	0.23%	2.06%	3.91%	6.48%
Class C (Inception 7/31/97)†,‡	4.38%	2.50%	3.77%	6.25%
Class Z (Inception 3/1/12)§	6.27%	3.28%	4.55%	6.90%
S&P 500 Index	4.76%	1.01%	4.71%	6.10%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Returns reflect the maximum initial sales charges.

†                  Returns reflect the applicable contingent deferred sales charge.

‡                  Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

§                 Historical performance prior to March 1, 2012, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class Z shares current maximum sales charge.

#                 Prior to April 1, 2011, the Fund followed a different investment objective and different strategies under the name “Alger   Balanced Fund.”  The Fund will compare its performance to the S&P 500 Index to reflect its new investment objective and strategies.

PORTFOLIO SUMMARY†

April 30, 2012 (Unaudited)

SECTORS	Alger Capital Appreciation Fund	Alger Large Cap Growth Fund	Alger Mid Cap Growth Fund	Alger SMid Cap Growth Fund	Alger Small Cap Growth Fund
Consumer Discretionary	18.0%	19.5%	23.0%	16.5%	15.6%
Consumer Staples	6.5	5.9	1.2	3.9	2.6
Energy	8.9	10.1	10.3	7.2	7.7
Financials	7.4	3.2	9.2	7.5	7.8
Health Care	10.2	10.0	9.2	14.8	17.5
Industrials	15.0	14.0	15.6	19.0	15.7
Information Technology	25.2	29.5	16.9	21.8	25.4
Materials	4.0	3.9	7.2	4.9	4.6
Telecommunication Services	1.4	0.0	1.8	1.3	0.0
Utilities	0.0	0.0	0.0	1.1	1.2
Short-Term and Net Other Assets	3.4	3.9	5.6	2.0	1.9
	100.0%	100.0%	100.0%	100.0%	100.0%

SECTORS	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Growth & Income Fund
Consumer Discretionary	15.0%	0.0%	7.5%
Consumer Staples	4.4	0.0	13.9
Energy	7.1	0.0	11.1
Financials	7.7	1.5	13.9
Health Care	15.1	77.2	9.1
Industrials	15.1	0.0	10.9
Information Technology	27.0	0.0	18.0
Materials	4.9	0.0	6.5
Telecommunication Services	1.3	0.0	2.9
Utilities	1.2	0.0	3.5
Short-Term and Net Other Assets	1.2	21.3	2.7
	100.0%	100.0%	100.0%

† Based on net assets for each Fund.

THE ALGER FUNDS  |  ALGER CAPITAL APPRECIATION FUND

Schedule of Investments ‡ (Unaudited) April 30, 2012

	SHARES	VALUE
COMMON STOCKS—95.1%
ADVERTISING—0.9%
Focus Media Holding Ltd.#	403,600	$9,642,004

AEROSPACE & DEFENSE—3.5%
Boeing Co., /The	85,400	6,558,720
General Dynamics Corp.	74,500	5,028,750
Goodrich Corp.	28,500	3,575,610
Honeywell International, Inc.	223,600	13,563,576
United Technologies Corp.	128,100	10,458,084
		39,184,740
AIR FREIGHT & LOGISTICS—1.0%
United Parcel Service, Inc., Cl. B	144,800	11,314,672

AIRLINES—0.4%
United Continental Holdings, Inc.*	186,300	4,083,696

APPAREL ACCESSORIES & LUXURY GOODS—0.8%
PVH Corp.	65,200	5,789,760
Ralph Lauren Corp.	20,200	3,479,854
		9,269,614
APPLICATION SOFTWARE—0.5%
Salesforce.com, Inc.*	32,100	4,998,933

ASSET MANAGEMENT & CUSTODY BANKS—0.2%
Affiliated Managers Group, Inc.*	20,900	2,374,658

AUTO PARTS & EQUIPMENT—1.3%
Delphi Automotive PLC *	452,800	13,896,432
Lear Corp.	13,900	576,850
		14,473,282
AUTO RENTAL—0.7%
Hertz Global Holdings, Inc.*	532,300	8,202,743

BIOTECHNOLOGY—1.1%
Gilead Sciences, Inc. *	170,650	8,875,506
United Therapeutics Corp. *	92,700	4,055,625
		12,931,131
BROADCASTING & CABLE TV—1.2%
CBS Corp., Cl. B	395,300	13,183,255

BUILDING PRODUCTS—0.5%
Owens Corning*	156,300	5,368,905

CASINOS & GAMING—0.9%
Las Vegas Sands Corp.	185,000	10,265,650

COMMUNICATIONS EQUIPMENT—3.5%
Cisco Systems, Inc.	345,700	6,965,855
QUALCOMM, Inc.	446,100	28,479,024
Riverbed Technology, Inc. *	184,700	3,644,131
		39,089,010
COMPUTER HARDWARE—6.6%
Apple, Inc.*	126,845	74,107,923

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER STORAGE & PERIPHERALS—2.3%
EMC Corp. *	436,100	$12,302,381
NetApp, Inc. *	139,900	5,432,317
Seagate Technology PLC	261,800	8,052,968
		25,787,666
CONSTRUCTION & ENGINEERING—0.8%
Chicago Bridge & Iron Co., NV #	44,600	1,981,132
KBR, Inc.	193,000	6,534,980
		8,516,112
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.9%
Caterpillar, Inc.	128,900	13,247,053
Deere & Co.	39,500	3,253,220
WABCO Holdings, Inc. *	76,000	4,790,280
		21,290,553
DATA PROCESSING & OUTSOURCED SERVICES—1.1%
Mastercard, Inc.	24,400	11,035,388
VeriFone Systems, Inc. *	24,200	1,152,888
		12,188,276
DIVERSIFIED BANKS—1.8%
SPDR S&P Regional Banking ETF	52,094	1,462,279
Wells Fargo & Co.	548,800	18,346,384
		19,808,663
DIVERSIFIED CHEMICALS—0.7%
Eastman Chemical Co.	140,000	7,555,800

DIVERSIFIED METALS & MINING—0.7%
Freeport-McMoRan Copper & Gold, Inc.	203,500	7,794,050

DRUG RETAIL—1.8%
CVS Caremark Corp.	459,000	20,480,580

EDUCATION SERVICES—0.4%
New Oriental Education & Technology Group#*	157,500	4,209,975

ELECTRICAL COMPONENTS & EQUIPMENT—0.9%
Cooper Industries PLC, CL. A	169,200	10,586,844

FOOTWEAR—0.8%
NIKE, Inc., Cl. B	39,300	4,396,491
Salvatore Ferragamo Italia SpA *	199,600	4,880,153
		9,276,644
GENERAL MERCHANDISE STORES—1.2%
Dollar General Corp. *	176,800	8,390,928
Target Corp.	85,600	4,959,664
		13,350,592
HEALTH CARE EQUIPMENT—1.6%
Covidien PLC	234,800	12,968,004
Gen-Probe, Inc. *	32,300	2,634,065
Insulet Corp. *	126,300	2,255,718
		17,857,787

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE FACILITIES—0.5%
Universal Health Services, Inc., Cl. B	134,160	$5,729,974

HEALTH CARE SERVICES—1.7%
Express Scripts, Inc.*	339,500	18,940,705

HEALTH CARE TECHNOLOGY—0.3%
Agilent Technologies, Inc.	81,400	3,433,452

HOME IMPROVEMENT RETAIL—1.9%
Lowe’s Companies, Inc.	666,500	20,974,755

HOMEBUILDING—0.1%
Lennar Corp., Cl. A	50,300	1,395,322

HOTELS RESORTS & CRUISE LINES—0.9%
Hyatt Hotels Corp., Cl. A *	95,200	4,096,456
Wyndham Worldwide Corporation	119,800	6,030,732
		10,127,188
HOUSEHOLD PRODUCTS—1.0%
Procter & Gamble Co., /The	173,300	11,028,812

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.3%
Towers Watson & Co.	59,400	3,884,760

INDUSTRIAL CONGLOMERATES—1.1%
Tyco International Ltd.	224,200	12,584,346

INDUSTRIAL MACHINERY—1.2%
Ingersoll-Rand PLC	40,900	1,739,068
Stanley Black & Decker, Inc.	166,800	12,203,088
		13,942,156
INTEGRATED OIL & GAS—2.7%
ConocoPhillips	283,300	20,292,779
Royal Dutch Shell PLC #	139,500	9,979,830
		30,272,609
INTERNET RETAIL—3.3%
Amazon.com, Inc. *	123,300	28,593,270
Expedia, Inc.	210,200	8,960,826
		37,554,096
INTERNET SOFTWARE & SERVICES—4.6%
eBay, Inc. *	484,700	19,896,935
Google, Inc., Cl. A *	32,465	19,648,792
OpenTable, Inc. *	11,204	501,155
VistaPrint NV *	293,800	10,955,802
		51,002,684
IT CONSULTING & OTHER SERVICES—3.0%
Cognizant Technology Solutions Corp., Cl. A *	78,000	5,718,960
Gartner, Inc. *	81,700	3,578,460
International Business Machines Corp.	115,900	24,000,572
		33,297,992
LEISURE PRODUCTS—0.3%
Michael Kors Holdings Ltd.*	69,000	3,151,230

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LIFE & HEALTH INSURANCE—0.6%
Lincoln National Corp.	255,800	$6,336,166

LIFE SCIENCES TOOLS & SERVICES—1.2%
Life Technologies Corp. *	146,500	6,791,740
Thermo Fisher Scientific, Inc.	113,828	6,334,528
		13,126,268
MANAGED HEALTH CARE—1.8%
Aetna, Inc.	160,900	7,086,036
Cigna Corp.	96,700	4,470,441
UnitedHealth Group, Inc.	159,100	8,933,465
		20,489,942
MORTGAGE REITS—1.2%
American Capital Agency Corp.	445,000	13,901,800

MOVIES & ENTERTAINMENT—1.6%
News Corp., Cl. A	933,700	18,300,520

OIL & GAS DRILLING—0.7%
Nabors Industries Ltd.*	483,400	8,048,610

OIL & GAS EQUIPMENT & SERVICES—1.8%
Halliburton Company	229,100	7,839,802
National Oilwell Varco, Inc.	70,100	5,310,776
Weatherford International Ltd. *	453,100	6,465,737
		19,616,315
OIL & GAS EXPLORATION & PRODUCTION—3.3%
Anadarko Petroleum Corp.	230,800	16,896,868
Cabot Oil & Gas Corp.	77,700	2,730,378
Kodiak Oil & Gas Corp. *	331,500	2,933,775
Pioneer Natural Resources Co.	127,000	14,709,140
		37,270,161
OTHER DIVERSIFIED FINANCIAL SERVICES—0.0%
JPMorgan Chase & Co.	4,337	186,404

PAPER PRODUCTS—0.3%
International Paper Co.	95,500	3,181,105

PHARMACEUTICALS—1.7%
Johnson & Johnson	120,600	7,849,854
Pfizer, Inc.	482,100	11,054,553
		18,904,407
PRECIOUS METALS & MINERALS—0.1%
ETFS Physical Palladium Shares*	18,979	1,279,374

RAILROADS—1.3%
CSX Corp.	657,200	14,662,132

REGIONAL BANKS—0.8%
East West Bancorp, Inc.	175,200	3,989,304
Regions Financial Corp.	659,600	4,445,704
		8,435,008
RESEARCH & CONSULTING SERVICES—0.5%
Verisk Analytics, Inc., Cl. A*	102,500	5,017,375

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESIDENTIAL REITS—0.5%
Home Properties, Inc.	94,400	$5,763,120

RESTAURANTS—1.6%
McDonald’s Corp.	144,200	14,052,290
Starbucks Corp.	76,900	4,412,522
		18,464,812
SEMICONDUCTOR EQUIPMENT—1.3%
ASML Holding NV #	137,500	7,011,125
Lam Research Corp. *	193,800	8,071,770
		15,082,895
SEMICONDUCTORS—1.9%
Avago Technologies Ltd.	215,400	7,426,992
Broadcom Corp., Cl. A *	202,800	7,422,480
Skyworks Solutions, Inc. *	242,000	6,567,880
		21,417,352
SOFT DRINKS—1.9%
Coca-Cola Co., /The	197,100	15,042,672
PepsiCo, Inc.	96,700	6,382,200
		21,424,872
SPECIALIZED FINANCE—1.2%
IntercontinentalExchange, Inc.*	103,000	13,703,120

SPECIALIZED REITS—0.5%
American Tower Corp., Cl. A	90,000	5,902,200

SPECIALTY CHEMICALS—2.2%
Celanese Corp.	132,400	6,416,104
Cytec Industries, Inc.	102,500	6,515,925
LyondellBasell Industries NV	108,300	4,524,774
Rockwood Holdings, Inc. *	140,700	7,786,338
		25,243,141
SPECIALTY STORES—0.6%
Dick’s Sporting Goods, Inc.	121,700	6,158,020

SYSTEMS SOFTWARE—0.4%
Oracle Corp.	169,600	4,984,544

TOBACCO—1.8%
Philip Morris International, Inc.	220,560	19,742,325

TRADING COMPANIES & DISTRIBUTORS—0.9%
United Rentals, Inc. *	149,200	6,964,656
WESCO International, Inc. *	41,600	2,761,824
		9,726,480
WIRELESS TELECOMMUNICATION SERVICES—1.4%
SBA Communications Corp. *	105,500	5,669,570
Vodafone Group PLC #	370,400	10,308,232
		15,977,802
TOTAL COMMON STOCKS
(Cost $960,162,410)		1,066,860,109

	SHARES	VALUE
CONVERTIBLE PREFERRED STOCK—0.3%
PHARMACEUTICALS—0.3%
Merrimack Pharmaceuticals, Inc., Series G*,(L2),(a) (Cost $2,777,425)	396,775	$2,915,106

MASTER LIMITED PARTNERSHIP —1.0%
ASSET MANAGEMENT & CUSTODY BANKS—0.6%
Blackstone Group LP	486,400	6,595,584

OIL & GAS STORAGE & TRANSPORTATION—0.4%
Plains All American Pipeline LP	53,900	4,416,027

TOTAL MASTER LIMITED PARTNERSHIP (Cost $10,763,235)		11,011,611

	PRINCIPAL AMOUNT
CONVERTIBLE CORPORATE BONDS—0.2%
HOMEBUILDING—0.2%
Lennar Corp., 3.25%, 11/15/21*,(L2)(b) (Cost $1,416,000)	1,416,000	1,980,630

Total Investments (Cost $975,119,070)(c)	96.6%	1,082,767,456
Other Assets in Excess of Liabilities	3.4	38,581,506

NET ASSETS	100.0%	$1,121,348,962

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

Pursuant to Securities and Exchange Commission Rule 144 deemed illiquid until eligible for sale on September 25, 2012. Security was acquired on April 6, 2011 for a cost of $2,777,425 and represents 0.3% of the net assets of the Fund.

(b)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 0.2% of the net assets of the Fund.

(c)

At April 30, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $982,340,280, amounted to $100,427,176 which consisted of aggregate gross unrealized appreciation of $123,158,016 and aggregate gross unrealized depreciation of $22,730,840.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER LARGE CAP GROWTH FUND

Schedule of Investments‡ (Unaudited) April 30, 2012

	SHARES	VALUE
COMMON STOCKS—95.1%
AEROSPACE & DEFENSE—4.4%
Boeing Co., /The	36,540	$2,806,272
General Dynamics Corp.	41,790	2,820,825
Precision Castparts Corp.	16,300	2,874,831
United Technologies Corp.	48,100	3,926,884
		12,428,812
AIR FREIGHT & LOGISTICS—1.0%
United Parcel Service, Inc., Cl. B	38,100	2,977,134

AIRLINES—0.5%
Delta Air Lines, Inc.*	135,600	1,486,176

APPAREL ACCESSORIES & LUXURY GOODS—0.8%
Ralph Lauren Corp.	12,500	2,153,375

APPAREL RETAIL—0.5%
Limited Brands, Inc.	28,600	1,421,420

APPLICATION SOFTWARE—3.1%
Informatica Corp. *	29,500	1,357,590
Intuit, Inc.	49,400	2,863,718
Salesforce.com, Inc. *	20,500	3,192,465
TIBCO Software, Inc. *	45,800	1,506,820
		8,920,593
ASSET MANAGEMENT & CUSTODY BANKS—0.8%
T. Rowe Price Group, Inc.	38,200	2,410,993

AUTO PARTS & EQUIPMENT—1.2%
Allison Transmission Holdings, Inc. *	61,400	1,283,260
Delphi Automotive PLC *	68,900	2,114,541
		3,397,801
AUTO RENTAL—0.5%
Hertz Global Holdings, Inc.*	91,500	1,410,015

BIOTECHNOLOGY—0.8%
Gilead Sciences, Inc.*	47,900	2,491,279

BROADCASTING & CABLE TV—1.7%
CBS Corp., Cl. B	86,100	2,871,435
Discovery Communications, Inc., Series A *	37,200	2,024,424
		4,895,859
CABLE & SATELLITE—0.6%
DISH Network Corp.	53,200	1,700,804

CASINOS & GAMING—1.2%
Las Vegas Sands Corp.	23,200	1,287,368
Melco Crown Entertainment Ltd. #*	139,800	2,169,696
		3,457,064
COAL & CONSUMABLE FUELS—0.8%
Peabody Energy Corp.	70,900	2,205,699

COMMUNICATIONS EQUIPMENT—3.6%
Cisco Systems, Inc.	214,900	4,330,235

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—(CONT.)
QUALCOMM, Inc.	92,900	$5,930,736
		10,260,971
COMPUTER HARDWARE—7.7%
Apple, Inc. *	34,460	20,132,910
Dell, Inc. *	105,400	1,725,398
		21,858,308
COMPUTER STORAGE & PERIPHERALS—2.9%
EMC Corp. *	100,700	2,840,747
NetApp, Inc. *	140,700	5,463,381
		8,304,128
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.5%
Caterpillar, Inc.	25,900	2,661,743
Joy Global, Inc.	21,400	1,514,478
		4,176,221
CONSUMER FINANCE—0.6%
American Express Co.	27,800	1,673,838

DATA PROCESSING & OUTSOURCED SERVICES—1.1%
Mastercard, Inc.	6,900	3,120,663

DIVERSIFIED CHEMICALS—1.3%
Dow Chemical Co., /The	50,700	1,717,716
EI Du Pont de Nemours & Co.	36,000	1,924,560
		3,642,276
DIVERSIFIED METALS & MINING—1.0%
Freeport-McMoRan Copper & Gold, Inc.	75,100	2,876,330

DRUG RETAIL—1.0%
Walgreen Co.	77,600	2,720,656

ELECTRICAL COMPONENTS & EQUIPMENT—0.7%
Emerson Electric Co.	39,000	2,049,060

ENVIRONMENTAL & FACILITIES SERVICES—0.7%
Stericycle, Inc.*	24,100	2,087,060

FOOTWEAR—0.5%
NIKE, Inc., Cl. B	13,400	1,499,058

GENERAL MERCHANDISE STORES—1.9%
Dollar General Corp. *	61,400	2,914,044
Target Corp.	42,100	2,439,274
		5,353,318
HEALTH CARE EQUIPMENT—1.5%
Covidien PLC	47,000	2,595,810
Edwards Lifesciences Corp. *	20,300	1,684,291
		4,280,101
HEALTH CARE SERVICES—2.5%
Express Scripts, Inc.*	126,700	7,068,593

HOME FURNISHING RETAIL—0.8%
Bed Bath & Beyond, Inc.*	30,700	2,160,973

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOME IMPROVEMENT RETAIL—0.8%
Lowe’s Companies, Inc.	76,100	$2,394,867

HOTELS RESORTS & CRUISE LINES—2.1%
Hyatt Hotels Corp., Cl. A *	94,000	4,044,820
Starwood Hotels & Resorts Worldwide, Inc.	33,300	1,971,360
		6,016,180
HOUSEHOLD PRODUCTS—1.4%
Procter & Gamble Co., /The	63,860	4,064,051

INDUSTRIAL CONGLOMERATES—1.0%
Tyco International Ltd.	50,800	2,851,404

INDUSTRIAL MACHINERY—1.7%
Eaton Corp.	24,400	1,175,592
Pall Corp.	59,900	3,570,639
		4,746,231
INTEGRATED OIL & GAS—1.3%
ConocoPhillips	49,700	3,560,011

INTERNET RETAIL—1.2%
Amazon.com, Inc.*	14,500	3,362,550

INTERNET SOFTWARE & SERVICES—3.6%
eBay, Inc. *	178,855	7,341,998
Google, Inc., Cl. A *	4,700	2,844,581
		10,186,579
IT CONSULTING & OTHER SERVICES—3.0%
Cognizant Technology Solutions Corp., Cl. A *	38,500	2,822,820
International Business Machines Corp.	28,300	5,860,364
		8,683,184
LEISURE PRODUCTS—1.0%
Coach, Inc.	38,900	2,845,924

MANAGED HEALTH CARE—2.0%
Aetna, Inc.	48,800	2,149,152
Cigna Corp.	75,900	3,508,857
		5,658,009
MOTORCYCLE MANUFACTURERS—1.2%
Harley-Davidson, Inc.	66,300	3,469,479

MOVIES & ENTERTAINMENT—1.0%
Walt Disney Co., /The	68,300	2,944,413

OIL & GAS DRILLING—1.2%
Nabors Industries Ltd.*	209,300	3,484,845

OIL & GAS EQUIPMENT & SERVICES—2.0%
Cameron International Corp. *	41,600	2,132,000
Halliburton Company	105,000	3,593,100
		5,725,100
OIL & GAS EXPLORATION & PRODUCTION—4.8%
Anadarko Petroleum Corp.	56,700	4,151,007
Denbury Resources, Inc. *	234,000	4,455,360
Nexen, Inc.	72,700	1,406,745

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—(CONT.)
Pioneer Natural Resources Co.	32,100	$3,717,822
		13,730,934
PAPER PRODUCTS—0.6%
International Paper Co.	46,900	1,562,239

PHARMACEUTICALS—3.2%
Johnson & Johnson	65,600	4,269,904
Pfizer, Inc.	120,200	2,756,186
Teva Pharmaceutical Industries Ltd. #	45,900	2,099,466
		9,125,556
RAILROADS—1.3%
CSX Corp.	165,400	3,690,074

RESEARCH & CONSULTING SERVICES—0.7%
Verisk Analytics, Inc., Cl. A*	44,000	2,153,800

RESTAURANTS—3.0%
Chipotle Mexican Grill, Inc. *	8,600	3,561,690
Yum! Brands, Inc.	69,900	5,083,827
		8,645,517
SEMICONDUCTOR EQUIPMENT—2.1%
ASML Holding NV#	118,500	6,042,315

SEMICONDUCTORS—1.8%
Broadcom Corp., Cl. A *	57,000	2,086,200
Intel Corp.	105,230	2,988,532
		5,074,732
SOFT DRINKS—2.5%
Coca-Cola Co., /The	57,400	4,380,768
Monster Beverage Corp. *	10,900	708,064
PepsiCo, Inc.	31,500	2,079,000
		7,167,832
SPECIALIZED FINANCE—0.8%
IntercontinentalExchange, Inc.*	16,400	2,181,856

SPECIALTY CHEMICALS—1.0%
Celanese Corp.	60,200	2,917,292

SYSTEMS SOFTWARE—0.6%
VMware, Inc., Cl. A*	14,200	1,586,424

TOBACCO—1.0%
Philip Morris International, Inc.	32,600	2,918,026

TOTAL COMMON STOCKS (Cost $246,629,914)		271,278,002

	SHARES	VALUE
MASTER LIMITED PARTNERSHIP —1.0%
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
KKR & Co., LP	202,500	$2,859,300

TOTAL MASTER LIMITED PARTNERSHIP (Cost $2,889,412)		2,859,300

Total Investments (Cost $249,519,326)(a)	96.1%	274,137,302
Other Assets in Excess of Liabilities	3.9	11,048,293

NET ASSETS	100.0%	$285,185,595

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At April 30, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $249,614,012, amounted to $24,523,290 which consisted of aggregate gross unrealized appreciation of $31,760,002 and aggregate gross unrealized depreciation of $7,236,712.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER MID CAP GROWTH FUND

Schedule of Investments‡ (Unaudited) April 30, 2012

	SHARES	VALUE
COMMON STOCKS—91.3%
AEROSPACE & DEFENSE—2.9%
Spirit Aerosystems Holdings, Inc., Cl. A *	129,900	$3,247,500
Triumph Group, Inc.	54,300	3,411,126
		6,658,626
AIRLINES—0.6%
United Continental Holdings, Inc.*	59,200	1,297,664

APPAREL ACCESSORIES & LUXURY GOODS—1.8%
PVH Corp.	27,700	2,459,760
Ralph Lauren Corp.	10,100	1,739,927
		4,199,687
APPAREL RETAIL—3.1%
Fast Retailing Co., Ltd. (L2)	4,950	1,106,236
Limited Brands, Inc.	46,000	2,286,200
Ross Stores, Inc.	28,700	1,767,633
Urban Outfitters, Inc. *	71,100	2,059,056
		7,219,125
APPLICATION SOFTWARE—3.5%
Cadence Design Systems, Inc. *	194,800	2,273,316
Informatica Corp. *	34,700	1,596,894
Intuit, Inc.	30,700	1,779,679
Tangoe, Inc. *	61,300	1,255,424
TIBCO Software, Inc. *	37,000	1,217,300
		8,122,613
AUTO PARTS & EQUIPMENT—1.3%
Delphi Automotive PLC *	64,200	1,970,298
Tenneco, Inc. *	31,600	974,228
		2,944,526
AUTO RENTAL—0.7%
Hertz Global Holdings, Inc.*	113,000	1,741,330

BIOTECHNOLOGY—3.5%
Alexion Pharmaceuticals, Inc. *	12,600	1,138,032
Alkermes Plc *	69,400	1,200,620
Human Genome Sciences, Inc. *	31,263	459,879
Incyte Corp., Ltd. *	60,800	1,378,944
Regeneron Pharmaceuticals, Inc. *	4,600	622,196
United Therapeutics Corp. *	49,000	2,143,750
Vertex Pharmaceuticals, Inc. *	28,800	1,108,224
		8,051,645
BROADCASTING & CABLE TV—4.4%
CBS Corp., Cl. B	140,500	4,685,675
Discovery Communications, Inc., Series C *	67,300	3,344,137
Scripps Networks Interactive, Inc.	41,900	2,104,218
		10,134,030
BUILDING PRODUCTS—1.0%
Owens Corning*	67,500	2,318,625

CASINOS & GAMING—0.6%
Melco Crown Entertainment Ltd.#*	85,300	1,323,856

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CHEMICALS—0.2%
Metabolix, Inc.*	158,038	$428,283

COAL & CONSUMABLE FUELS—1.0%
Peabody Energy Corp.	75,400	2,345,694

COMMUNICATIONS EQUIPMENT—2.1%
Ciena Corp. *	105,300	1,560,546
F5 Networks, Inc. *	12,900	1,727,697
Riverbed Technology, Inc. *	86,200	1,700,726
		4,988,969
COMPUTER HARDWARE—1.5%
NCR Corp.*	144,756	3,401,766

COMPUTER STORAGE & PERIPHERALS—1.9%
NetApp, Inc. *	85,000	3,300,550
Seagate Technology PLC	37,200	1,144,272
		4,444,822
CONSTRUCTION & ENGINEERING—0.6%
Chicago Bridge & Iron Co., NV#,^	28,900	1,283,738

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.3%
Joy Global, Inc.	22,900	1,620,633
Westport Innovations, Inc. *	44,700	1,399,110
		3,019,743
DISTILLERS & VINTNERS—1.0%
Beam, Inc.	40,900	2,322,302

DIVERSIFIED CHEMICALS—2.1%
Eastman Chemical Co.	44,900	2,423,253
PPG Industries, Inc.	24,300	2,557,332
		4,980,585
ELECTRICAL COMPONENTS & EQUIPMENT—2.2%
AMETEK, Inc.	55,700	2,803,381
Cooper Industries PLC, CL. A	36,500	2,283,805
		5,087,186
ENVIRONMENTAL & FACILITIES SERVICES—1.0%
Stericycle, Inc.*	26,900	2,329,540

FOOTWEAR—0.6%
Salvatore Ferragamo Italia SpA*	56,400	1,378,961

GENERAL MERCHANDISE STORES—1.1%
Dollar General Corp.*	51,900	2,463,174

HEALTH CARE EQUIPMENT—0.3%
Edwards Lifesciences Corp.*	7,700	638,869

HEALTH CARE FACILITIES—1.3%
Tenet Healthcare Corporation *	225,200	1,168,788
Universal Health Services, Inc., Cl. B	45,200	1,930,492
		3,099,280
HOME ENTERTAINMENT SOFTWARE—0.7%
Take-Two Interactive Software, Inc.*	111,200	1,567,920

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOMEBUILDING—1.5%
KB Home	134,100	$1,163,988
Lennar Corp., Cl. A	80,400	2,230,296
		3,394,284
HOTELS RESORTS & CRUISE LINES—1.5%
Hyatt Hotels Corp., Cl. A *	54,100	2,327,923
Marriott International, Inc., Cl. A	31,400	1,227,426
		3,555,349
HUMAN RESOURCE & EMPLOYMENT SERVICES—1.0%
Robert Half International, Inc.	80,200	2,389,960

INDUSTRIAL MACHINERY—3.0%
Pall Corp.	57,200	3,409,692
SPX Corp.	47,200	3,624,016
		7,033,708
INTERNET RETAIL—1.4%
Expedia, Inc.	34,500	1,470,735
Groupon, Inc. *	174,200	1,865,682
		3,336,417
INTERNET SOFTWARE & SERVICES—1.5%
LinkedIn Corp. *	10,400	1,127,880
OpenTable, Inc. *	54,755	2,449,191
		3,577,071
LEISURE PRODUCTS—1.1%
Michael Kors Holdings Ltd.*	55,000	2,511,850

LIFE & HEALTH INSURANCE—0.5%
Lincoln National Corp.	51,400	1,273,178

LIFE SCIENCES TOOLS & SERVICES—0.6%
Covance, Inc.*	29,500	1,379,420

MANAGED HEALTH CARE—0.7%
Cigna Corp.	35,700	1,650,411

MORTGAGE REITS—1.0%
American Capital Agency Corp.	74,900	2,339,876

MOTORCYCLE MANUFACTURERS—1.2%
Harley-Davidson, Inc.	55,200	2,888,616

OIL & GAS DRILLING—1.5%
Nabors Industries Ltd.*	207,500	3,454,875

OIL & GAS EQUIPMENT & SERVICES—2.6%
Cameron International Corp. *,^	57,900	2,967,375
Superior Energy Services, Inc. *	113,500	3,055,420
		6,022,795
OIL & GAS EXPLORATION & PRODUCTION—4.5%
Cabot Oil & Gas Corp.	34,100	1,198,274
Denbury Resources, Inc. *	193,300	3,680,432
Nexen, Inc.	60,000	1,161,000
Pioneer Natural Resources Co. ^	37,900	4,389,578
		10,429,284

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS REFINING & MARKETING—0.7%
Valero Energy Corp.	71,600	$1,768,520

PHARMACEUTICALS—1.0%
Mylan, Inc. *	51,900	1,126,749
Warner Chilcott PLC, Cl. A *	53,900	1,172,325
		2,299,074
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.4%
BR Malls Participacoes SA	163,800	2,034,878
BR Properties SA	91,400	1,134,019
		3,168,897
REGIONAL BANKS—0.8%
East West Bancorp, Inc.	78,500	1,787,445

REINSURANCE—1.0%
Validus Holdings Ltd.	72,300	2,349,750

RESEARCH & CONSULTING SERVICES—1.3%
Verisk Analytics, Inc., Cl. A*	62,100	3,039,795

RESIDENTIAL REITS—1.0%
Home Properties, Inc.	37,400	2,283,270

RESTAURANTS—1.2%
Chipotle Mexican Grill, Inc.*	6,800	2,816,220

SEMICONDUCTORS—3.7%
Altera Corp.	33,300	1,184,481
Avago Technologies Ltd.	77,100	2,658,408
Skyworks Solutions, Inc. *	93,450	2,536,233
Xilinx, Inc.	60,100	2,186,438
		8,565,560
SOFT DRINKS—0.2%
Monster Beverage Corp.*	8,900	578,144

SPECIALIZED CONSUMER SERVICES—0.7%
Weight Watchers International, Inc.	23,100	1,754,676

SPECIALIZED FINANCE—2.2%
IntercontinentalExchange, Inc. *	26,400	3,512,256
Moody’s Corp.	41,300	1,691,235
		5,203,491
SPECIALTY CHEMICALS—4.4%
Celanese Corp.	74,600	3,615,116
Cytec Industries, Inc.	17,500	1,112,475
Ecolab, Inc.	36,700	2,337,423
Rockwood Holdings, Inc. *	57,500	3,182,050
		10,247,064
SPECIALTY STORES—1.5%
Dick’s Sporting Goods, Inc.	45,700	2,312,420
L’Occitane International SA	429,100	1,144,834
		3,457,254
STEEL—0.5%
Allegheny Technologies, Inc.	25,700	1,103,558

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SYSTEMS SOFTWARE—2.0%
Fortinet, Inc. *	57,548	$1,503,154
MICROS Systems, Inc. *	56,700	3,222,261
		4,725,415
WIRELESS TELECOMMUNICATION SERVICES—1.8%
SBA Communications Corp.*	76,500	4,111,110

TOTAL COMMON STOCKS (Cost $207,740,173)		212,288,896

CONVERTIBLE PREFERRED STOCK—1.8%
BIOTECHNOLOGY—1.8%
Merrimack Pharmaceuticals, Inc., Series B-10, *,(L2),(a)	43,693	494,359
Merrimack Pharmaceuticals, Inc., Series B-3, *,(L2),(b)	4,369	49,433
Merrimack Pharmaceuticals, Inc., Series B-4, *,(L2),(c)	130,970	1,481,844
Merrimack Pharmaceuticals, Inc., Series B-7, *,(L2),(a)	43,693	494,359
Merrimack Pharmaceuticals, Inc., Series C-2, *,(L2),(d)	232,232	1,706,209
		4,226,204
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $2,160,002)		4,226,204

MASTER LIMITED PARTNERSHIP —1.3%
ASSET MANAGEMENT & CUSTODY BANKS—1.3%
KKR & Co., LP	207,000	2,922,840

TOTAL MASTER LIMITED PARTNERSHIP (Cost $3,303,830)		2,922,840

	CONTRACTS
PURCHASED OPTIONS—0.0%
PUT OPTIONS—0.0%
Denbury Resources, Inc./ May/ 17*,~ (Cost $1,079)	48	672

CALL OPTIONS—0.0%
Denbury Resources, Inc./ May/ 20* (Cost $1,041)	48	1,200

TOTAL PURCHASED OPTIONS (Cost $2,120)		1,872

Total Investments (Cost $213,206,125)(e)	94.4%	219,439,812
Other Assets in Excess of Liabilities	5.6	12,957,029

NET ASSETS	100.0%	$232,396,841

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

^	All or a portion of this security has been pledged as collateral for written call options.
~	All or a portion of this security has been pledged as collateral for written put options.
*	Non-income producing security.

#	American Depository Receipts.
(a)

Pursuant to Securities and Exchange Commission Rule 144 deemed illiquid until eligible for sale on September 25, 2012. Security was acquired on August 25, 2010 for a cost of $252,895 and represents 0.2% of the net assets of the Fund.

(b)

Pursuant to Securities and Exchange Commission Rule 144 deemed illiquid until eligible for sale on September 25, 2012. Security was acquired on August 25, 2010 for a cost of $25,288 and represents 0.0% of the net assets of the Fund.

(c)

Pursuant to Securities and Exchange Commission Rule 144 deemed illiquid until eligible for sale on September 25, 2012. Security was acquired on August 25, 2010 for a cost of $758,054 and represents 0.6% of the net assets of the Fund.

(d)

Pursuant to Securities and Exchange Commission Rule 144 deemed illiquid until eligible for sale on September 25, 2012. Security was acquired on August 25, 2010 for a cost of $870,870 and represents 0.7% of the net assets of the Fund.

(e)

At April 30, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $215,930,209, amounted to $3,509,603 which consisted of aggregate gross unrealized appreciation of $18,142,260 and aggregate gross unrealized depreciation of $14,632,657.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

	CONTRACTS	SHARES SUBJECT TO PUT/ CALL	VALUE
PUT OPTIONS WRITTEN
Cliffs Natural Resources, Inc./ May/ 62.50	33	3,300	$7,491
Cliffs Natural Resources, Inc./ May/ 65	16	1,600	6,000
Denbury Resources, Inc./ May/ 19	48	4,800	3,456
Energy XXI Bermuda Ltd./ May/ 36	65	6,500	5,200
SM Energy Co./ May/ 65	24	2,400	5,160
SM Energy Co./ May/ 70	24	2,400	14,496
TOTAL PUT OPTIONS WRITTEN (Premiums Received $51,045)			41,803
CALL OPTIONS WRITTEN
Cameron International Corp./ May/ 50	81	8,100	17,415
Chicago Bridge & Iron Co., NV/ May/ 44	32	3,200	4,800
Chicago Bridge & Iron Co., NV/ May/ 45	32	3,200	3,040
Pioneer Natural Resources Co./ May/ 110	24	2,400	18,000
Pioneer Natural Resources Co./ May/ 115	24	2,400	11,040
TOTAL CALL OPTIONS WRITTEN (Premiums Received $48,417)			54,295
OPTIONS WRITTEN
TOTAL OPTIONS WRITTEN (Premiums Received $99,462)			$96,098

‡                 Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

See Notes to Financial Statements

THE ALGER FUNDS  |  ALGER SMID CAP GROWTH FUND

Schedule of Investments‡ (Unaudited) April 30, 2012

	SHARES	VALUE
COMMON STOCKS—97.5%
ADVERTISING—1.3%
Focus Media Holding Ltd. #	279,000	$6,665,310
Lamar Advertising Co., Cl. A *	198,850	6,327,407
		12,992,717
AEROSPACE & DEFENSE—2.1%
Spirit Aerosystems Holdings, Inc., Cl. A *	452,100	11,302,500
Triumph Group, Inc.	140,400	8,819,928
		20,122,428
APPAREL ACCESSORIES & LUXURY GOODS—1.0%
PVH Corp.	108,500	9,634,800

APPAREL RETAIL—1.7%
ANN, Inc. *	338,450	9,371,681
Children’s Place Retail Stores, Inc., /The *	158,800	7,301,624
		16,673,305
APPLICATION SOFTWARE—5.1%
Cadence Design Systems, Inc. *	946,300	11,043,321
Concur Technologies, Inc. *	153,400	8,676,304
Informatica Corp. *	128,850	5,929,677
Nice Systems Ltd. #*	226,350	8,696,367
QLIK Technologies, Inc. *	327,750	9,442,477
Solera Holdings, Inc.	146,356	6,577,239
		50,365,385
ASSET MANAGEMENT & CUSTODY BANKS—0.7%
Affiliated Managers Group, Inc.*	63,562	7,221,914

AUTO PARTS & EQUIPMENT—1.1%
Dana Holding Corp.	466,195	6,815,771
Tenneco, Inc. *	129,000	3,977,070
		10,792,841
BIOTECHNOLOGY—4.3%
Alkermes Plc *	317,050	5,484,965
Cubist Pharmaceuticals, Inc. *	137,700	5,821,956
Incyte Corp., Ltd. *	230,650	5,231,142
Optimer Pharmaceuticals, Inc. *	437,700	6,477,960
Regeneron Pharmaceuticals, Inc. *	48,000	6,492,480
Seattle Genetics, Inc. *	173,050	3,421,199
Theravance, Inc. *	187,900	4,066,156
United Therapeutics Corp. *	106,900	4,676,875
		41,672,733
BUILDING PRODUCTS—0.5%
AO Smith Corp.	110,600	5,264,560

COMMUNICATIONS EQUIPMENT—2.1%
Acme Packet, Inc. *	86,000	2,414,020
Ciena Corp. *	439,000	6,505,980
Finisar Corp. *	297,550	4,915,526
JDS Uniphase Corp. *	198,650	2,413,597
Riverbed Technology, Inc. *	203,650	4,018,015
		20,267,138

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.4%
WABCO Holdings, Inc.*	67,250	$4,238,767

DATA PROCESSING & OUTSOURCED SERVICES—2.0%
VeriFone Systems, Inc. *	158,850	7,567,614
Wright Express Corp. *	193,700	12,361,934
		19,929,548
DISTRIBUTORS—1.2%
LKQ Corp.*	338,250	11,314,462

DIVERSIFIED METALS & MINING—0.2%
Globe Specialty Metals, Inc.	149,900	1,999,666

EDUCATION SERVICES—0.6%
American Public Education, Inc.*	161,100	5,593,392

ELECTRIC UTILITIES—1.1%
ITC Holdings Corp.	135,650	10,507,449

ELECTRICAL COMPONENTS & EQUIPMENT—1.2%
AMETEK, Inc.	237,650	11,960,925

ELECTRONIC MANUFACTURING SERVICES—1.6%
IPG Photonics Corp. *	120,400	5,827,360
Trimble Navigation Ltd. *	180,145	9,753,050
		15,580,410
ENVIRONMENTAL & FACILITIES SERVICES—3.4%
Clean Harbors, Inc. *	177,850	12,136,484
Tetra Tech, Inc. *	401,000	10,706,700
Waste Connections, Inc.	313,475	10,103,299
		32,946,483
FOOD DISTRIBUTORS—1.2%
United Natural Foods, Inc.*	241,350	11,896,141

FOOTWEAR—0.4%
Deckers Outdoor Corp.*	81,550	4,159,865

GOLD—0.5%
AuRico Gold, Inc.*	545,450	4,996,322

HEALTH CARE EQUIPMENT—2.4%
MAKO Surgical Corp. *	153,900	6,357,609
Sirona Dental Systems, Inc. *	124,450	6,285,970
Thoratec Corp. *	136,550	4,753,305
Volcano Corp. *	238,300	6,469,845
		23,866,729
HEALTH CARE FACILITIES—1.2%
Healthsouth Corp. *	194,550	4,355,974
Universal Health Services, Inc., Cl. B	180,600	7,713,426
		12,069,400
HEALTH CARE SERVICES—2.0%
Catalyst Health Solutions, Inc. *	137,200	11,849,964
HMS Holdings Corp. *	331,750	7,981,905
		19,831,869

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE SUPPLIES—1.0%
Align Technology, Inc.*	317,200	$10,058,412

HEALTH CARE TECHNOLOGY—0.8%
Allscripts Healthcare Solutions, Inc. *	363,400	4,026,472
SXC Health Solutions Corp. *	37,550	3,401,279
		7,427,751
HOME FURNISHING RETAIL—0.5%
Williams-Sonoma, Inc.	129,600	5,014,224

HOTELS RESORTS & CRUISE LINES—1.2%
Wyndham Worldwide Corporation	233,300	11,744,322

HOUSEHOLD PRODUCTS—1.2%
Church & Dwight Co., Inc.	222,200	11,287,760

HOUSEWARES & SPECIALTIES—0.8%
Tupperware Brands Corp.	134,535	8,380,185

HUMAN RESOURCE & EMPLOYMENT SERVICES—1.9%
Robert Half International, Inc.	291,200	8,677,760
Towers Watson & Co.	150,450	9,839,430
		18,517,190
INDUSTRIAL MACHINERY—6.5%
Actuant Corp., Cl. A	430,400	11,737,008
Barnes Group, Inc.	405,300	10,699,920
Colfax Corp. *	267,450	9,063,881
Pall Corp.	164,200	9,787,962
SPX Corp.	148,100	11,371,118
Woodward Governor Co.	253,200	10,530,588
		63,190,477
INTERNET RETAIL—1.0%
Expedia, Inc.	221,350	9,436,151

INTERNET SOFTWARE & SERVICES—2.6%
IAC/InterActiveCorp.	198,600	9,562,590
OpenTable, Inc. *	168,500	7,537,005
VistaPrint NV *	211,500	7,886,835
		24,986,430
IT CONSULTING & OTHER SERVICES—1.0%
Gartner, Inc.*	223,650	9,795,870

LEISURE FACILITIES—1.2%
Life Time Fitness, Inc. *	138,650	6,455,544
Six Flags Entertainment Corp.	104,500	5,006,595
		11,462,139
LEISURE PRODUCTS—0.4%
Brunswick Corp.	145,300	3,819,937

LIFE SCIENCES TOOLS & SERVICES—1.0%
Bruker Corp. *	192,700	2,896,281
Covance, Inc. *	157,700	7,374,052
		10,270,333

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MANAGED HEALTH CARE—1.2%
Centene Corp. *	96,000	$3,800,640
Coventry Health Care, Inc.	150,650	4,517,993
WellCare Health Plans, Inc. *	52,550	3,215,009
		11,533,642
METAL & GLASS CONTAINERS—1.5%
Ball Corp.	157,900	6,593,904
Crown Holdings, Inc. *	207,050	7,656,709
		14,250,613
MORTGAGE REITS—0.5%
Two Harbors Investment Corp.	490,800	5,133,768

OFFICE REITS—0.6%
Digital Realty Trust, Inc.	82,350	6,183,662

OIL & GAS DRILLING—1.0%
Helmerich & Payne, Inc.	110,800	5,694,012
Rowan Cos, Inc. *	120,700	4,167,771
		9,861,783
OIL & GAS EQUIPMENT & SERVICES—1.9%
Oil States International, Inc. *	136,150	10,834,817
Superior Energy Services, Inc. *	300,700	8,094,844
		18,929,661
OIL & GAS EXPLORATION & PRODUCTION—3.3%
Cabot Oil & Gas Corp.	123,850	4,352,089
Oasis Petroleum, Inc. *	133,950	4,429,727
Plains Exploration & Production Co. *	192,500	7,863,625
SM Energy Co.	123,500	8,164,585
Stone Energy Corp. *	255,700	7,172,385
		31,982,411
OIL & GAS REFINING & MARKETING—1.0%
HollyFrontier Corp.	326,300	10,056,566

PACKAGED FOODS & MEATS—1.5%
Hain Celestial Group, Inc. *	207,350	9,807,655
Ralcorp Holdings, Inc. *	67,050	4,881,911
		14,689,566
PHARMACEUTICALS—0.9%
Medicis Pharmaceutical Corp., Cl. A	217,250	8,357,608

RAILROADS—1.0%
Genesee & Wyoming, Inc., Cl. A*	175,550	9,463,900

REAL ESTATE SERVICES—0.8%
Jones Lang LaSalle, Inc.	99,700	7,970,018

REGIONAL BANKS—1.8%
East West Bancorp, Inc.	223,200	5,082,264
First Niagara Financial Group, Inc.	632,300	5,652,762
Signature Bank *	103,320	6,787,091
		17,522,117

	SHARES	VALUE
COMMON STOCKS—(CONT.)
REINSURANCE—0.6%
Endurance Specialty Holdings Ltd.	148,600	$5,970,748

RESEARCH & CONSULTING SERVICES—0.8%
IHS, Inc., Cl. A*	76,400	7,721,748

RESTAURANTS—1.0%
Dunkin’ Brands Group, Inc.	301,550	9,761,174

RETAIL REITS—0.8%
Macerich Co., /The	119,950	7,385,321

SEMICONDUCTOR EQUIPMENT—1.2%
Novellus Systems, Inc.*	246,150	11,507,513

SEMICONDUCTORS—4.1%
Atmel Corp. *	581,450	5,157,461
Cypress Semiconductor Corp. *	380,700	5,900,850
Mellanox Technologies Ltd. *	196,405	11,507,369
ON Semiconductor Corp. *	919,600	7,595,896
Skyworks Solutions, Inc. *	362,850	9,847,749
		40,009,325
SPECIALIZED CONSUMER SERVICES—0.5%
Sotheby’s	124,450	4,893,374

SPECIALIZED REITS—0.5%
Sovran Self Storage, Inc.	102,600	5,407,020

SPECIALTY CHEMICALS—2.7%
Albemarle Corp.	113,950	7,440,935
Cytec Industries, Inc.	140,900	8,957,013
Rockwood Holdings, Inc. *	182,650	10,107,851
		26,505,799
SPECIALTY STORES—2.6%
GNC Holdings, Inc.	220,750	8,622,495
PetSmart, Inc.	144,400	8,412,744
Tractor Supply Co.	84,400	8,305,804
		25,341,043
SYSTEMS SOFTWARE—2.1%
Fortinet, Inc. *	327,450	8,552,994
MICROS Systems, Inc. *	217,700	12,371,891
		20,924,885
THRIFTS & MORTGAGE FINANCE—0.7%
Northwest Bancshares, Inc.	524,900	6,466,768

TRADING COMPANIES & DISTRIBUTORS—1.2%
United Rentals, Inc.*	253,250	11,821,710

WIRELESS TELECOMMUNICATION SERVICES—1.3%
SBA Communications Corp.*	233,350	12,540,229

TOTAL COMMON STOCKS (Cost $768,958,799)		953,482,402

	SHARES	VALUE
MASTER LIMITED PARTNERSHIP —0.5%
ASSET MANAGEMENT & CUSTODY BANKS—0.5%
Och-Ziff Capital Management Group LLC, Cl. A	512,900	$4,503,262

TOTAL MASTER LIMITED PARTNERSHIP (Cost $5,031,930)		4,503,262

Total Investments (Cost $773,990,729)(a)	98.0%	957,985,664
Other Assets in Excess of Liabilities	2.0	19,154,662

NET ASSETS	100.0%	$977,140,326

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At April 30, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $774,913,243, amounted to $183,072,421 which consisted of aggregate gross unrealized appreciation of $209,691,750 and aggregate gross unrealized depreciation of $26,619,329.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER SMALL CAP GROWTH FUND

Schedule of Investments‡ (Unaudited) April 30, 2012

	SHARES	VALUE
COMMON STOCKS—97.6%
AEROSPACE & DEFENSE—1.9%
AAR Corp.	126,436	$1,953,436
Esterline Technologies Corp. *	43,020	2,946,440
		4,899,876
AIR FREIGHT & LOGISTICS—1.1%
HUB Group, Inc., Cl. A*	82,700	2,894,500

APPAREL RETAIL—3.9%
Aeropostale, Inc. *	59,900	1,328,582
ANN, Inc. *	79,000	2,187,510
Children’s Place Retail Stores, Inc., /The *	37,000	1,701,260
DSW, Inc., Cl. A	48,500	2,728,610
Express, Inc. *	92,400	2,182,488
		10,128,450
APPLICATION SOFTWARE—7.7%
BroadSoft, Inc. *	54,200	2,320,302
Cadence Design Systems, Inc. *	273,300	3,189,411
Concur Technologies, Inc. *	40,395	2,284,741
Nice Systems Ltd. #*	53,625	2,060,272
QLIK Technologies, Inc. *	92,786	2,673,165
RealPage, Inc. *	71,700	1,301,355
SolarWinds, Inc. *	52,800	2,476,848
Tangoe, Inc. *	45,400	929,792
Ultimate Software Group, Inc. *	34,800	2,685,168
		19,921,054
ASSET MANAGEMENT & CUSTODY BANKS—0.8%
Cohen & Steers, Inc.	55,000	1,938,200

AUTO PARTS & EQUIPMENT—1.1%
Dana Holding Corp.	113,700	1,662,294
Tenneco, Inc. *	35,600	1,097,548
		2,759,842
BIOTECHNOLOGY—5.0%
Alkermes Plc *	98,500	1,704,050
Cepheid, Inc. *	21,800	837,338
Cubist Pharmaceuticals, Inc. *	31,500	1,331,820
Incyte Corp., Ltd. *	73,200	1,660,176
Ironwood Pharmaceuticals, Inc. *	77,300	1,021,133
Medivation, Inc. *	16,200	1,310,256
Onyx Pharmaceuticals, Inc. *	27,800	1,265,178
Optimer Pharmaceuticals, Inc. *	113,800	1,684,240
Seattle Genetics, Inc. *	39,800	786,846
Theravance, Inc. *	57,500	1,244,300
		12,845,337
BUILDING PRODUCTS—0.4%
AO Smith Corp.	23,500	1,118,600

CABLE & SATELLITE—0.6%
AMC Networks, Inc.*	38,320	1,628,600

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—1.7%
Acme Packet, Inc. *	47,000	$1,319,290
Ciena Corp. *	110,500	1,637,610
Finisar Corp. *	82,300	1,359,596
		4,316,496
COMPUTER HARDWARE—0.4%
Silicon Graphics International Corp.*	111,500	1,052,560

DATA PROCESSING & OUTSOURCED SERVICES—2.1%
Jack Henry & Associates, Inc.	65,700	2,231,172
Wright Express Corp. *	48,575	3,100,057
		5,331,229
DIVERSIFIED METALS & MINING—0.2%
Globe Specialty Metals, Inc.	47,000	626,980

EDUCATION SERVICES—0.6%
American Public Education, Inc.*	44,700	1,551,984

ELECTRIC UTILITIES—1.2%
ITC Holdings Corp.	39,400	3,051,924

ELECTRONIC EQUIPMENT MANUFACTURERS—0.9%
Cognex Corp.	57,200	2,302,300

ELECTRONIC MANUFACTURING SERVICES—0.4%
TTM Technologies, Inc.*	113,700	1,174,521

ENVIRONMENTAL & FACILITIES SERVICES—3.4%
Clean Harbors, Inc. *	47,900	3,268,696
Tetra Tech, Inc. *	117,200	3,129,240
Waste Connections, Inc.	74,350	2,396,300
		8,794,236
FOOD DISTRIBUTORS—1.1%
United Natural Foods, Inc.*	59,000	2,908,110

FOOD RETAIL—0.5%
Fresh Market, Inc., /The*	25,500	1,304,835

GOLD—0.5%
AuRico Gold, Inc.*	150,500	1,378,580

HEALTH CARE EQUIPMENT—4.4%
Insulet Corp. *	118,800	2,121,768
MAKO Surgical Corp. *	31,700	1,309,527
NxStage Medical, Inc. *	77,500	1,317,500
Sirona Dental Systems, Inc. *	34,900	1,762,799
Thoratec Corp. *	38,228	1,330,717
Volcano Corp. *	60,100	1,631,715
Wright Medical Group, Inc. *	92,800	1,728,864
		11,202,890
HEALTH CARE FACILITIES—1.4%
Healthsouth Corp. *	95,800	2,144,962
LifePoint Hospitals, Inc. *	38,000	1,482,760
		3,627,722

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE SERVICES—1.9%
Catalyst Health Solutions, Inc. *	36,900	$3,187,053
HMS Holdings Corp. *	71,700	1,725,102
		4,912,155
HEALTH CARE SUPPLIES—1.0%
Align Technology, Inc.*	78,600	2,492,406

HEALTH CARE TECHNOLOGY—0.3%
Greenway Medical Technologies*	49,100	756,140

HOME FURNISHINGS—0.4%
Ethan Allen Interiors, Inc.	48,279	1,120,073

HOMEFURNISHING RETAIL—0.7%
Pier 1 Imports, Inc.	103,700	1,781,566

HOTELS RESORTS & CRUISE LINES—1.4%
Interval Leisure Group	79,200	1,368,576
Marriott Vacations Worldwide Corp. *	44,700	1,319,991
Orient-Express Hotels Ltd., Cl. A *	83,700	894,753
		3,583,320
INDUSTRIAL MACHINERY—4.8%
Actuant Corp., Cl. A	108,340	2,954,432
Barnes Group, Inc.	113,700	3,001,680
RBC Bearings, Inc. *	70,100	3,286,288
Woodward Governor Co.	73,160	3,042,724
		12,285,124
INTERNET SOFTWARE & SERVICES—6.5%
Ancestry.com, Inc. *	74,200	1,981,140
comScore, Inc. *	122,000	2,430,240
Cornerstone OnDemand, Inc. *	90,000	1,870,200
DealerTrack Holdings, Inc. *	87,900	2,622,057
ExactTarget, Inc. *	35,500	958,855
LogMeIn, Inc. *	75,000	2,700,750
OpenTable, Inc. *	46,600	2,084,418
VistaPrint NV *	53,600	1,998,744
		16,646,404
IT CONSULTING & OTHER SERVICES—0.6%
InterXion Holding NV*	77,400	1,553,418

LEISURE FACILITIES—2.0%
Life Time Fitness, Inc. *	41,175	1,917,108
Six Flags Entertainment Corp.	68,800	3,296,208
		5,213,316
LEISURE PRODUCTS—1.6%
Brunswick Corp.	86,611	2,277,003
Warnaco Group, Inc., /The *	31,900	1,689,424
		3,966,427
LIFE SCIENCES TOOLS & SERVICES—0.7%
PAREXEL International Corp.*	71,708	1,931,813

MANAGED HEALTH CARE—1.0%
Centene Corp. *	30,100	1,191,659

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MANAGED HEALTH CARE—(CONT.)
WellCare Health Plans, Inc. *	22,800	$1,394,904
		2,586,563
METAL & GLASS CONTAINERS—1.3%
Silgan Holdings, Inc.	73,770	3,236,290

MORTGAGE REITS—0.7%
Two Harbors Investment Corp.	172,900	1,808,534

OIL & GAS EQUIPMENT & SERVICES—1.6%
Dril-Quip, Inc. *	23,720	1,598,491
Key Energy Services, Inc. *	118,200	1,496,412
Lufkin Industries, Inc.	11,900	914,396
		4,009,299
OIL & GAS EXPLORATION & PRODUCTION—6.1%
Berry Petroleum Co.	44,100	2,008,755
Energy XXI Bermuda Ltd. *	78,800	2,969,184
Gulfport Energy Corp. *	34,100	893,761
Kodiak Oil & Gas Corp. *	199,300	1,763,805
Nothern Oil and Gas, Inc. *	79,600	1,546,628
Rosetta Resources, Inc. *	51,100	2,568,797
Stone Energy Corp. *	70,500	1,977,525
Swift Energy Co. *	64,800	1,960,200
		15,688,655
PACKAGED FOODS & MEATS—1.0%
Hain Celestial Group, Inc.*	55,320	2,616,636

PHARMACEUTICALS—1.8%
Medicis Pharmaceutical Corp., Cl. A	58,200	2,238,954
Salix Pharmaceuticals Ltd. *	20,900	1,032,460
ViroPharma, Inc. *	63,500	1,381,125
		4,652,539
RAILROADS—1.0%
Genesee & Wyoming, Inc., Cl. A*	48,200	2,598,462

REAL ESTATE SERVICES—0.9%
Jones Lang LaSalle, Inc.	28,400	2,270,296

REGIONAL BANKS—1.2%
Signature Bank *	31,300	2,056,097
SVB Financial Group *	16,500	1,057,485
		3,113,582
REINSURANCE—0.7%
Endurance Specialty Holdings Ltd.	45,800	1,840,244

RESEARCH & CONSULTING SERVICES—0.9%
CoStar Group, Inc.*	30,700	2,237,723

RESIDENTIAL REITS—1.3%
American Campus Communities, Inc.	38,700	1,720,215
Home Properties, Inc.	27,600	1,684,980
		3,405,195

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESTAURANTS—1.7%
Cheesecake Factory, Inc., /The *	65,900	$2,075,850
Domino’s Pizza, Inc.	56,900	2,151,389
		4,227,239
SEMICONDUCTOR EQUIPMENT—1.2%
Novellus Systems, Inc.*	66,500	3,108,875

SEMICONDUCTORS—2.8%
Applied Micro Circuits Corporation *	97,200	542,376
Cavium Networks, Inc. *	40,900	1,196,734
Inphi Corp. *	144,400	1,465,660
Mellanox Technologies Ltd. *	45,461	2,663,560
RF Micro Devices, Inc. *	285,500	1,236,215
		7,104,545
SPECIALIZED CONSUMER SERVICES—0.5%
Sotheby’s	31,400	1,234,648

SPECIALIZED REITS—0.6%
Extra Space Storage, Inc.	53,700	1,629,795

SPECIALTY CHEMICALS—2.6%
Cytec Industries, Inc.	30,900	1,964,313
PolyOne Corp.	128,800	1,785,168
Rockwood Holdings, Inc. *	51,500	2,850,010
		6,599,491
SPECIALTY STORES—1.1%
Vitamin Shoppe, Inc.*	62,300	2,932,461

SYSTEMS SOFTWARE—1.1%
AVG Technologies NV *	89,200	1,235,420
CommVault Systems, Inc. *	29,900	1,556,893
		2,792,313
THRIFTS & MORTGAGE FINANCE—1.1%
Northwest Bancshares, Inc.	226,500	2,790,480

TRADING COMPANIES & DISTRIBUTORS—1.2%
United Rentals, Inc.*	66,400	3,099,552

TRUCKING—1.0%
Avis Budget Group, Inc.*	188,400	2,479,344

TOTAL COMMON STOCKS (Cost $218,607,649)		251,063,749

	SHARES	VALUE
MASTER LIMITED PARTNERSHIP —0.5%
ASSET MANAGEMENT & CUSTODY BANKS—0.5%
Fortress Investment Group LLC, Cl. A	370,300	$1,325,674

TOTAL MASTER LIMITED PARTNERSHIP (Cost $2,051,105)		1,325,674

Total Investments (Cost $220,658,754)(a)	98.1%	252,389,423
Other Assets in Excess of Liabilities	1.9	4,865,473

NET ASSETS	100.0%	$257,254,896

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At April 30, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $220,781,619, amounted to $31,607,804 which consisted of aggregate gross unrealized appreciation of $42,864,185 and aggregate gross unrealized depreciation of $11,256,381.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER GROWTH OPPORTUNITIES FUND

Schedule of Investments‡ (Unaudited) April 30, 2012

	SHARES	VALUE
COMMON STOCKS—98.2%
ADVERTISING—0.8%
Focus Media Holding Ltd.#	4,425	$105,713

AEROSPACE & DEFENSE—1.1%
Esterline Technologies Corp.*	2,260	154,787

APPAREL ACCESSORIES & LUXURY GOODS—1.0%
PVH Corp.	1,585	140,748

APPAREL RETAIL—4.0%
Aeropostale, Inc. *	3,075	68,204
ANN, Inc. *	4,670	129,312
Children’s Place Retail Stores, Inc., /The *	1,995	91,730
DSW, Inc., Cl. A	2,335	131,367
Express, Inc. *	5,120	120,934
		541,547
APPLICATION SOFTWARE—5.5%
BroadSoft, Inc. *	3,355	143,628
Jive Software, Inc. *	6,155	146,551
Nice Systems Ltd. #*	2,970	114,107
QLIK Technologies, Inc. *	4,020	115,816
SolarWinds, Inc. *	2,265	106,251
Tangoe, Inc. *	5,565	113,971
		740,324
ASSET MANAGEMENT & CUSTODY BANKS—0.8%
Affiliated Managers Group, Inc.*	985	111,916

AUTO PARTS & EQUIPMENT—0.7%
Dana Holding Corp.	6,665	97,442

BIOTECHNOLOGY—3.5%
Alkermes Plc *	4,505	77,937
Cubist Pharmaceuticals, Inc. *	1,340	56,655
Ironwood Pharmaceuticals, Inc. *	3,645	48,150
Merrimack Pharmaceuticals, Inc. *	10,200	80,580
Optimer Pharmaceuticals, Inc. *	5,190	76,812
Regeneron Pharmaceuticals, Inc. *	570	77,098
Theravance, Inc. *	2,745	59,402
		476,634
BUILDING PRODUCTS—0.6%
AO Smith Corp.	985	46,886
NCI Building Systems, Inc. *	2,895	34,711
		81,597
COMMUNICATIONS EQUIPMENT—2.5%
Acme Packet, Inc. *	2,165	60,772
Ciena Corp. *	5,915	87,660
Finisar Corp. *	4,170	68,888
Procera Networks, Inc. *	2,975	61,761
Riverbed Technology, Inc. *	3,305	65,208
		344,289
COMPUTER HARDWARE—0.5%
Silicon Graphics International Corp.*	7,010	66,174

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DATA PROCESSING & OUTSOURCED SERVICES—0.7%
VeriFone Systems, Inc.*	2,020	$96,233

DISTRIBUTORS—1.1%
LKQ Corp.*	4,680	156,546

DIVERSIFIED METALS & MINING—0.3%
Globe Specialty Metals, Inc.	3,020	40,287

EDUCATION SERVICES—0.6%
American Public Education, Inc.*	2,225	77,252

ELECTRIC UTILITIES—1.2%
ITC Holdings Corp.	2,015	156,082

ELECTRICAL COMPONENTS & EQUIPMENT—1.2%
AMETEK, Inc.	3,372	169,713

ELECTRONIC MANUFACTURING SERVICES—0.9%
Trimble Navigation Ltd.*	2,345	126,958

ENVIRONMENTAL & FACILITIES SERVICES—2.2%
Clean Harbors, Inc. *	2,540	173,330
Waste Connections, Inc.	3,935	126,825
		300,155
FOOD DISTRIBUTORS—1.2%
United Natural Foods, Inc.*	3,185	156,989

FOOD RETAIL—0.5%
Fresh Market, Inc., /The*	1,465	74,964

FOOTWEAR—0.4%
Deckers Outdoor Corp.*	1,155	58,917

GOLD—0.5%
AuRico Gold, Inc.*	7,570	69,341

HEALTH CARE EQUIPMENT—3.2%
HeartWare International, Inc. *	825	64,317
Insulet Corp. *	6,155	109,928
MAKO Surgical Corp. *	2,050	84,686
Sirona Dental Systems, Inc. *	1,775	89,655
Volcano Corp. *	3,345	90,817
		439,403
HEALTH CARE FACILITIES—0.9%
Universal Health Services, Inc., Cl. B	2,870	122,578

HEALTH CARE SERVICES—2.1%
Catalyst Health Solutions, Inc. *	1,840	158,921
Team Health Holdings, Inc. *	5,690	122,562
		281,483
HEALTH CARE SUPPLIES—0.9%
Align Technology, Inc.*	4,070	129,060

HEALTH CARE TECHNOLOGY—1.5%
Allscripts Healthcare Solutions, Inc. *	5,855	64,873
Computer Programs & Systems, Inc.	980	58,398

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE TECHNOLOGY—(CONT.)
Greenway Medical Technologies *	4,900	$75,460
		198,731
HOME FURNISHINGS—0.5%
Ethan Allen Interiors, Inc.	2,895	67,164

HOTELS RESORTS & CRUISE LINES—0.7%
Interval Leisure Group	5,425	93,744

HOUSEHOLD PRODUCTS—1.1%
Church & Dwight Co., Inc.	3,075	156,210

INDUSTRIAL CONGLOMERATES—0.5%
McDermott International, Inc.*	5,805	65,597

INDUSTRIAL MACHINERY—5.7%
Actuant Corp., Cl. A	5,655	154,212
Barnes Group, Inc.	5,725	151,140
RBC Bearings, Inc. *	3,190	149,547
SPX Corp.	2,120	162,773
Woodward Governor Co.	3,820	158,874
		776,546
INTERNET SOFTWARE & SERVICES—7.5%
Ancestry.com, Inc. *	3,610	96,387
Cornerstone OnDemand, Inc. *	6,890	143,174
DealerTrack Holdings, Inc. *	3,975	118,574
ExactTarget, Inc. *	2,290	61,853
IAC/InterActiveCorp.	2,945	141,802
LogMeIn, Inc. *	3,315	119,373
OpenTable, Inc. *	2,095	93,710
SPS Commerce, Inc. *	5,160	143,551
VistaPrint NV *	2,880	107,395
		1,025,819
IT CONSULTING & OTHER SERVICES—1.8%
Gartner, Inc. *	3,510	153,738
InterXion Holding NV *	4,330	86,903
		240,641
LEISURE FACILITIES—1.2%
Six Flags Entertainment Corp.	3,495	167,446

LEISURE PRODUCTS—0.9%
Brunswick Corp.	4,410	115,939

LIFE SCIENCES TOOLS & SERVICES—0.8%
Covance, Inc.*	2,385	111,523

MANAGED HEALTH CARE—1.4%
Centene Corp. *	1,580	62,552
Coventry Health Care, Inc.	2,105	63,129
WellCare Health Plans, Inc. *	970	59,345
		185,026
METAL & GLASS CONTAINERS—1.7%
Ball Corp.	1,880	78,508

	SHARES	VALUE
COMMON STOCKS—(CONT.)
METAL & GLASS CONTAINERS—(CONT.)
Silgan Holdings, Inc.	3,485	$152,887
		231,395
MORTGAGE REITS—0.6%
Two Harbors Investment Corp.	7,245	75,783

OFFICE REITS—0.6%
Digital Realty Trust, Inc.	1,175	88,231

OIL & GAS DRILLING—0.7%
Helmerich & Payne, Inc.	1,675	86,078

OIL & GAS EQUIPMENT & SERVICES—0.9%
Oil States International, Inc.*	1,515	120,564

OIL & GAS EXPLORATION & PRODUCTION—4.5%
Energy XXI Bermuda Ltd. *	3,030	114,170
Kodiak Oil & Gas Corp. *	7,520	66,552
Plains Exploration & Production Co. *	2,935	119,895
Resolute Entergy Corp. *	6,475	68,700
Rosetta Resources, Inc. *	1,430	71,886
SM Energy Co.	1,580	104,454
Swift Energy Co. *	2,340	70,785
		616,442
OIL & GAS REFINING & MARKETING—1.0%
HollyFrontier Corp.	4,550	140,231

PACKAGED FOODS & MEATS—1.6%
Annie’s, Inc. *	1,850	73,611
Hain Celestial Group, Inc. *	3,000	141,900
		215,511
PHARMACEUTICALS—0.8%
Medicis Pharmaceutical Corp., Cl. A	3,030	116,564

RAILROADS—0.9%
Genesee & Wyoming, Inc., Cl. A*	2,320	125,071

REAL ESTATE SERVICES—0.8%
Jones Lang LaSalle, Inc.	1,430	114,314

REGIONAL BANKS—1.3%
First Niagara Financial Group, Inc.	7,405	66,200
Signature Bank *	1,665	109,374
		175,574
REINSURANCE—0.6%
Endurance Specialty Holdings Ltd.	2,000	80,360

RESEARCH & CONSULTING SERVICES—0.8%
IHS, Inc., Cl. A*	1,015	102,586

RESIDENTIAL REITS—0.7%
Home Properties, Inc.	1,480	90,354

RESTAURANTS—1.0%
Dunkin’ Brands Group, Inc.	4,185	135,468

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RETAIL REITS—0.8%
Macerich Co., /The	1,765	$108,671

SEMICONDUCTOR EQUIPMENT—1.2%
Novellus Systems, Inc.*	3,410	159,418

SEMICONDUCTORS—3.8%
Cypress Semiconductor Corp. *	5,290	81,995
Inphi Corp. *	4,760	48,314
Mellanox Technologies Ltd. *	2,390	140,030
ON Semiconductor Corp. *	12,590	103,994
Skyworks Solutions, Inc. *	5,410	146,827
		521,160
SPECIALIZED CONSUMER SERVICES—0.5%
Sotheby’s	1,815	71,366

SPECIALTY CHEMICALS—2.4%
Albemarle Corp.	1,415	92,400
PolyOne Corp.	7,020	97,297
Rockwood Holdings, Inc. *	2,530	140,010
		329,707
SPECIALTY STORES—1.6%
Tractor Supply Co.	975	95,950
Vitamin Shoppe, Inc. *	2,585	121,676
		217,626
SYSTEMS SOFTWARE—2.6%
AVG Technologies NV *	4,720	65,372
Fortinet, Inc. *	4,705	122,894
MICROS Systems, Inc. *	2,860	162,534
		350,800
THRIFTS & MORTGAGE FINANCE—0.9%
Northwest Bancshares, Inc.	9,480	116,794

TRADING COMPANIES & DISTRIBUTORS—1.2%
United Rentals, Inc.*	3,575	166,881

TRUCKING—0.9%
Avis Budget Group, Inc.*	9,050	119,098

WIRELESS TELECOMMUNICATION SERVICES—1.3%
SBA Communications Corp.*	3,205	172,237

TOTAL COMMON STOCKS (Cost $10,693,522)		13,369,802

	SHARES	VALUE
MASTER LIMITED PARTNERSHIP —0.6%
ASSET MANAGEMENT & CUSTODY BANKS—0.6%
Och-Ziff Capital Management Group LLC, Cl. A	9,685	$85,034

TOTAL MASTER LIMITED PARTNERSHIP (Cost $98,682)		85,034

Total Investments (Cost $10,792,204)(a)	98.8%	13,454,836
Other Assets in Excess of Liabilities	1.2	162,797

NET ASSETS	100.0%	$13,617,633

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At April 30, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $10,834,968, amounted to $2,619,868 which consisted of aggregate gross unrealized appreciation of $3,028,224 and aggregate gross unrealized depreciation of $408,356.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER HEALTH SCIENCES FUND

Schedule of Investments (Unaudited) ‡ April 30, 2012

	SHARES	VALUE
COMMON STOCKS—75.2%
BIOTECHNOLOGY—15.1%
Alexion Pharmaceuticals, Inc. *	67,950	$6,137,244
Alkermes Plc *	183,200	3,169,360
Gilead Sciences, Inc. *	152,100	7,910,721
Incyte Corp., Ltd. *	55,450	1,257,606
Ironwood Pharmaceuticals, Inc. *	102,850	1,358,648
Optimer Pharmaceuticals, Inc. *	168,292	2,490,722
Seattle Genetics, Inc. *	41,400	818,478
Synageva BioPharma Corp. *	25,350	962,793
United Therapeutics Corp. *	87,600	3,832,500
Vertex Pharmaceuticals, Inc. *	47,700	1,835,496
		29,773,568
HEALTH CARE DISTRIBUTORS—1.6%
Cardinal Health, Inc.	73,550	3,108,959

HEALTH CARE EQUIPMENT—11.5%
Covidien PLC	68,050	3,758,402
Edwards Lifesciences Corp. *	12,550	1,041,274
Hospira, Inc. *	57,700	2,026,424
Insulet Corp. *	84,610	1,511,135
MAKO Surgical Corp. *	29,650	1,224,841
Medtronic, Inc.	146,950	5,613,490
NxStage Medical, Inc. *	100,850	1,714,450
Stryker Corp.	40,150	2,190,985
Volcano Corp. *	67,659	1,836,942
Wright Medical Group, Inc. *	90,550	1,686,946
		22,604,889
HEALTH CARE FACILITIES—5.3%
HCA Holdings, Inc.	117,600	3,165,792
Healthsouth Corp. *	99,550	2,228,925
Tenet Healthcare Corporation *	371,650	1,928,863
Universal Health Services, Inc., Cl. B	74,900	3,198,979
		10,522,559
HEALTH CARE SERVICES—3.6%
Express Scripts, Inc. *	106,950	5,966,740
Team Health Holdings, Inc. *	49,200	1,059,768
		7,026,508
HEALTH CARE SUPPLIES—1.0%
Align Technology, Inc.*	59,400	1,883,574

HEALTH CARE TECHNOLOGY—2.7%
Cerner Corp. *	27,500	2,229,975
Greenway Medical Technologies *	93,100	1,433,740
SXC Health Solutions Corp. *	18,500	1,675,730
		5,339,445
LIFE SCIENCES TOOLS & SERVICES—1.6%
Covance, Inc. *	42,800	2,001,328
Illumina, Inc. *	26,100	1,162,233
		3,163,561

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MANAGED HEALTH CARE—10.7%
Aetna, Inc.	44,550	$1,961,982
Amerigroup Corp. *	22,650	1,398,864
Cigna Corp.	145,800	6,740,334
Humana, Inc.	44,250	3,570,090
UnitedHealth Group, Inc.	102,200	5,738,530
WellCare Health Plans, Inc. *	25,400	1,553,972
		20,963,772
PHARMACEUTICALS—22.1%
Allergan, Inc.	32,200	3,091,200
Bristol-Myers Squibb Co.	103,500	3,453,795
GlaxoSmithKline PLC #	48,650	2,249,090
Johnson & Johnson	115,550	7,521,149
Medicis Pharmaceutical Corp., Cl. A	51,681	1,988,168
Mylan, Inc. *	43,300	940,043
Pfizer, Inc.	174,850	4,009,310
Roche Holding AG	17,050	3,114,344
Sanofi #	131,300	5,013,034
Shire PLC #	19,750	1,926,810
Teva Pharmaceutical Industries Ltd. #	33,400	1,527,716
Valeant Pharmaceuticals International, Inc. *	83,804	4,662,017
Warner Chilcott PLC, Cl. A *	45,900	998,325
Watson Pharmaceuticals, Inc. *	37,800	2,848,608
		43,343,609
TOTAL COMMON STOCKS (Cost $128,000,782)		147,730,444

CONVERTIBLE PREFERRED STOCK—1.7%
BIOTECHNOLOGY—1.7%
Merrimack Pharmaceuticals, Inc., Series B-10, *,(L2),(a)	34,186	386,793
Merrimack Pharmaceuticals, Inc., Series B-3, *,(L2),(b)	3,418	38,673
Merrimack Pharmaceuticals, Inc., Series B-4, *,(L2),(c)	102,471	1,159,396
Merrimack Pharmaceuticals, Inc., Series B-7, *,(L2),(a)	34,186	386,793
Merrimack Pharmaceuticals, Inc., Series C-2, *,(L2),(d)	181,700	1,334,950
		3,306,605
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $1,689,998)		3,306,605

CONTRACTS
PURCHASED OPTIONS—1.8%
PUT OPTIONS—1.8%
Health Care Select Sector SPDR Fund/ June/ 38*	7,500	727,500

	CONTRACTS	VALUE
PURCHASED OPTIONS—(CONT.)
SPDR S&P 500 ETF Trust/ June/ 141*	7,500	$2,932,500
(Cost $3,549,293)		3,660,000

TOTAL PURCHASED OPTIONS (Cost $3,549,293)		3,660,000

Total Investments (Cost $133,240,073)(e)	78.7%	154,697,049
Other Assets in Excess of Liabilities	21.3	41,766,001

NET ASSETS	100.0%	$196,463,050

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

Pursuant to Securities and Exchange Commission Rule 144 deemed illiquid until eligible for sale on September 25, 2012. Security was acquired on August 25, 2010 for a cost of $197,869 and represents 0.2% of the net assets of the Fund.

(b)

Pursuant to Securities and Exchange Commission Rule 144 deemed illiquid until eligible for sale on September 25, 2012. Security was acquired on August 25, 2010 for a cost of $19,783 and represents 0.0% of the net assets of the Fund.

(c)

Pursuant to Securities and Exchange Commission Rule 144 deemed illiquid until eligible for sale on September 25, 2012. Security was acquired on August 25, 2010 for a cost of $593,102 and represents 0.6% of the net assets of the Fund.

(d)

Pursuant to Securities and Exchange Commission Rule 144 deemed illiquid until eligible for sale on September 25, 2012. Security was acquired on August 25, 2010 for a cost of $681,375 and represents 0.7% of the net assets of the Fund.

(e)

At April 30, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $133,457,198, amounted to $21,239,851 which consisted of aggregate gross unrealized appreciation of $23,505,329 and aggregate gross unrealized depreciation of $2,265,478.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER GROWTH & INCOME FUND

Schedule of Investments‡ (Unaudited) April 30, 2012

	SHARES	VALUE
COMMON STOCKS—96.7%
AEROSPACE & DEFENSE—2.0%
Boeing Co., /The	9,620	$738,816
General Dynamics Corp.	13,100	884,250
		1,623,066
AIR FREIGHT & LOGISTICS—1.3%
United Parcel Service, Inc., Cl. B	13,700	1,070,518

ASSET MANAGEMENT & CUSTODY BANKS—1.0%
BlackRock, Inc.	4,100	785,478

AUTO PARTS & EQUIPMENT—0.7%
Johnson Controls, Inc.	17,900	572,263

COMMUNICATIONS EQUIPMENT—3.7%
Cisco Systems, Inc.	43,200	870,480
Corning, Inc.	52,600	754,810
QUALCOMM, Inc.	21,100	1,347,024
		2,972,314
COMPUTER HARDWARE—4.1%
Apple, Inc.*	5,565	3,251,296

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.0%
Caterpillar, Inc.	7,500	770,775

DATA PROCESSING & OUTSOURCED SERVICES—1.1%
Automatic Data Processing, Inc.	15,300	850,986

DIVERSIFIED BANKS—1.4%
Wells Fargo & Co.	33,100	1,106,533

DIVERSIFIED CHEMICALS—2.0%
Dow Chemical Co., /The	21,900	741,972
EI Du Pont de Nemours & Co.	16,200	866,052
		1,608,024
DIVERSIFIED METALS & MINING—0.8%
Southern Copper Corp.	18,625	612,390

DRUG RETAIL—1.0%
CVS Caremark Corp.	17,500	780,850

ELECTRIC UTILITIES—1.4%
Southern Co., /The	23,400	1,074,996

ELECTRICAL COMPONENTS & EQUIPMENT—1.0%
Emerson Electric Co.	14,500	761,830

ENVIRONMENTAL & FACILITIES SERVICES—0.9%
Republic Services, Inc.	24,900	681,513

FERTILIZERS & AGRICULTURAL CHEMICALS—0.7%
Monsanto Co.	7,400	563,732

FOOTWEAR—0.5%
NIKE, Inc., Cl. B	3,800	425,106

GENERAL MERCHANDISE STORES—1.1%
Target Corp.	15,800	915,452

	SHARES	VALUE
COMMON STOCKS—(CONT.)
GOLD—0.7%
Newmont Mining Corp.	11,900	$567,035

HEALTH CARE EQUIPMENT—1.0%
Medtronic, Inc.	19,900	760,180

HOME IMPROVEMENT RETAIL—1.3%
Home Depot, Inc., /The	20,300	1,051,337

HOUSEHOLD PRODUCTS—2.3%
Procter & Gamble Co., /The	28,325	1,802,603

HYPERMARKETS & SUPER CENTERS—1.6%
Wal-Mart Stores, Inc.	22,400	1,319,584

INDUSTRIAL CONGLOMERATES—2.7%
General Electric Co.	78,600	1,538,988
Tyco International Ltd.	11,400	639,882
		2,178,870
INDUSTRIAL GASES—0.9%
Air Products & Chemicals, Inc.	8,100	692,469

INDUSTRIAL MACHINERY—0.5%
Eaton Corp.	7,900	380,622

INTEGRATED OIL & GAS—10.2%
Chevron Corp.	14,600	1,555,776
ConocoPhillips	31,600	2,263,508
Exxon Mobil Corp.	27,900	2,408,886
Royal Dutch Shell PLC #	26,900	1,924,426
		8,152,596
INTEGRATED TELECOMMUNICATION SERVICES—2.9%
AT&T, Inc.	24,800	816,168
Verizon Communications, Inc.	38,400	1,550,592
		2,366,760
INTERNET SOFTWARE & SERVICES—1.3%
Google, Inc., Cl. A*	1,705	1,031,917

INVESTMENT BANKING & BROKERAGE—0.5%
Goldman Sachs Group, Inc., /The	3,500	403,025

IT CONSULTING & OTHER SERVICES—1.8%
International Business Machines Corp.	7,100	1,470,268

MANAGED HEALTH CARE—0.7%
Aetna, Inc.	13,600	598,944

MORTGAGE REITS—1.5%
American Capital Agency Corp.	38,500	1,202,740

MOVIES & ENTERTAINMENT—1.1%
Viacom, Inc., Cl. B	18,700	867,493

MULTI-UTILITIES—2.1%
Consolidated Edison, Inc.	14,100	838,245
Public Service Enterprise Group, Inc.	28,000	872,200
		1,710,445

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OFFICE REITS—0.8%
Digital Realty Trust, Inc.	8,100	$608,229

OIL & GAS EQUIPMENT & SERVICES—0.9%
Halliburton Company	20,300	694,666

OTHER DIVERSIFIED FINANCIAL SERVICES—1.5%
JPMorgan Chase & Co.	28,461	1,223,253

PACKAGED FOODS & MEATS—1.1%
Kraft Foods, Inc., Cl. A	21,900	873,153

PAPER PRODUCTS—1.4%
International Paper Co.	22,300	742,813
MeadWestvaco Corp.	12,400	394,568
		1,137,381
PHARMACEUTICALS—7.4%
Bristol-Myers Squibb Co.	39,100	1,304,767
Johnson & Johnson	25,900	1,685,831
Pfizer, Inc.	68,559	1,572,058
Roche Holding AG #	16,100	737,702
Teva Pharmaceutical Industries Ltd. #	13,900	635,786
		5,936,144
PROPERTY & CASUALTY INSURANCE—0.7%
ACE Ltd.	7,700	584,969

RAILROADS—1.5%
CSX Corp.	55,200	1,231,512

REGIONAL BANKS—0.6%
M&T Bank Corp.	5,700	491,739

RESIDENTIAL REITS—1.1%
Equity Residential	13,800	847,872

RESTAURANTS—2.1%
Darden Restaurants, Inc.	11,400	570,912
McDonald’s Corp.	11,300	1,101,185
		1,672,097
SEMICONDUCTORS—3.1%
Intel Corp.	37,700	1,070,680
Microchip Technology, Inc.	23,000	812,820
Xilinx, Inc.	17,500	636,650
		2,520,150
SOFT DRINKS—4.4%
Coca-Cola Co., /The	21,000	1,602,720
PepsiCo, Inc.	29,500	1,947,000
		3,549,720
SPECIALIZED FINANCE—1.7%
CME Group, Inc.	2,190	582,146
NYSE Euronext	29,400	757,050
		1,339,196
SPECIALIZED REITS—2.0%
Health Care REIT, Inc.	13,500	764,910

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALIZED REITS—(CONT.)
Plum Creek Timber Co., Inc.	19,100	$802,964
		1,567,874
SPECIALTY STORES—0.7%
Tiffany & Co.	7,600	520,296

SYSTEMS SOFTWARE—2.9%
Microsoft Corp.	34,300	1,098,286
Oracle Corp.	42,400	1,246,136
		2,344,422
THRIFTS & MORTGAGE FINANCE—0.5%
New York Community Bancorp, Inc.	33,000	445,170

TOBACCO—3.5%
Altria Group, Inc.	37,215	1,198,695
Philip Morris International, Inc.	17,515	1,567,768
		2,766,463
TOTAL COMMON STOCKS (Cost $70,993,943)		77,338,316

MASTER LIMITED PARTNERSHIP —0.6%
ASSET MANAGEMENT & CUSTODY BANKS—0.6%
KKR & Co., LP	36,100	509,732

TOTAL MASTER LIMITED PARTNERSHIP (Cost $590,231)		509,732

Total Investments (Cost $71,584,174)(a)	97.3%	77,848,048
Other Assets in Excess of Liabilities	2.7	2,154,989

NET ASSETS	100.0%	$80,003,037

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At April 30, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $71,486,014, amounted to $6,362,034 which consisted of aggregate gross unrealized appreciation of $7,813,590 and aggregate gross unrealized depreciation of $1,451,556.

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities (Unaudited) April 30, 2012

(in thousands)

	Alger Capital Appreciation Fund	Alger Large Cap Growth Fund	Alger Mid Cap Growth Fund
ASSETS:
Investments in securities, at value (Identified cost)* see accompanying schedules of investments	$1,082,767	$274,138	$219,440
Cash and cash equivalents#	30,934	9,905	9,601
Foreign cash**	—	—	—
Receivable for investment securities sold	20,464	17,720	11,543
Receivable for shares of beneficial interest sold	7,450	54	193
Dividends and interest receivable	713	191	293
Receivable from Investment Manager	4	—	—
Prepaid expenses	67	37	31
Total Assets	1,142,399	302,045	241,101
LIABILITIES:
Payable for investment securities purchased	17,501	15,948	7,063
Written options outstanding, at value***	—	—	96
Payable for shares of beneficial interest redeemed	1,902	398	1,026
Accrued investment advisory fees	759	172	149
Accrued transfer agent fees	331	95	118
Accrued distribution fees	349	126	98
Accrued administrative fees	26	7	5
Accrued shareholder servicing fees	15	4	3
Accrued other expenses	167	109	146
Total Liabilities	21,050	16,859	8,704
NET ASSETS	$1,121,349	$285,186	$232,397
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	1,051,412	323,183	344,036
Undistributed net investment income (accumulated loss)	(216)	(34)	(1,357)
Undistributed net realized gain (accumulated realized loss)	(37,496)	(62,581)	(116,517)
Net unrealized appreciation on investments	107,649	24,618	6,235
NET ASSETS	$1,121,349	$285,186	$232,397

*Identified cost	$975,119	$249,519	$213,206
**Cost of foreign cash	$—	$—	$—
***Written options premiums received	$—	$—	$99

#Alger Mid Cap Growth Fund Includes restricted cash of $630,200 held as collateral for written options.

See Notes to Financial Statements.

	Alger SMid Cap Growth Fund	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Growth & Income Fund
ASSETS:
Investments in securities, at value (Identified cost)* see accompanying schedules of investments	$957,986	$252,389	$13,455	$154,697	$77,848
Cash and cash equivalents#	21,395	4,270	92	24,086	1,969
Foreign cash**	—	—	—	—	4
Receivable for investment securities sold	7,826	3,367	194	21,043	372
Receivable for shares of beneficial interest sold	3,404	279	9	435	319
Dividends and interest receivable	73	17	—	265	84
Receivable from Investment Manager	2	1	15	—	1
Prepaid expenses	71	36	46	36	41
Total Assets	990,757	260,359	13,811	200,562	80,638
LIABILITIES:
Payable for investment securities purchased	9,162	1,074	94	3,141	359
Written options outstanding, at value***	—	—	—	—	—
Payable for shares of beneficial interest redeemed	3,007	1,539	38	576	119
Accrued investment advisory fees	665	177	10	136	40
Accrued transfer agent fees	330	121	14	82	31
Accrued distribution fees	248	71	4	86	29
Accrued administrative fees	22	6	—	5	2
Accrued shareholder servicing fees	11	3	—	3	1
Accrued other expenses	172	113	33	70	54
Total Liabilities	13,617	3,104	193	4,099	635
NET ASSETS	$977,140	$257,255	$13,618	$196,463	$80,003
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	793,189	224,048	10,160	163,851	81,160
Undistributed net investment income (accumulated loss)	(3,343)	(1,236)	(68)	(343)	245
Undistributed net realized gain (accumulated realized loss)	3,299	2,712	863	11,498	(7,666)
Net unrealized appreciation on investments	183,995	31,731	2,663	21,457	6,264
NET ASSETS	$977,140	$257,255	$13,618	$196,463	$80,003

*Identified cost	$773,991	$220,659	$10,792	$133,240	$71,584
**Cost of foreign cash	$—	$—	$—	$—	$4
***Written options premiums received	$—	$—	$—	$—	$—

	Alger Capital Appreciation Fund	Alger Large Cap Growth Fund	Alger Mid Cap Growth Fund
NET ASSETS BY CLASS
Class A	$902,314	$153,930	$154,186
Class B	$36,660	$88,845	$51,854
Class C	$150,361	$20,481	$26,357
Class I	$—	$—	$—
Class Z	$32,014	$21,930	$—

SHARES OF BENEFICIAL INTEREST OUTSTANDING— NOTE 6
Class A	54,337	11,645	21,142
Class B	2,503	7,560	8,530
Class C	10,234	1,751	4,360
Class I	—	—	—
Class Z	1,920	1,655	—

NET ASSET VALUE AND OFFERING PRICE PER SHARE
Class A — Net Asset Value Per Share	$16.61	$13.22	$7.29
Class A — Offering Price Per Share (includes 5.25% sales charge)	$17.53	$13.95	$7.70
Class B — Net Asset Value Per Share	$14.64	$11.75	$6.08
Class C — Net Asset Value Per Share	$14.69	$11.70	$6.04
Class I — Net Asset Value Per Share	—	—	—
Class Z — Net Asset Value Per Share	$16.67	$13.25	—

See Notes to Financial Statements.

	Alger SMid Cap Growth Fund	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Growth & Income Fund
NET ASSETS BY CLASS
Class A	$351,070	$190,469	$6,911	$129,065	$61,278
Class B	$11,282	$15,872	$—	$13,062	$6,073
Class C	$66,772	$19,365	$2,367	$54,336	$11,975
Class I	$489,552	$—	$1,662	$—	$—
Class Z	$58,464	$31,549	$2,678	$—	$677

SHARES OF BENEFICIAL INTEREST OUTSTANDING— NOTE 6
Class A	20,365	23,718	617	6,107	2,556
Class B	710	2,234	—	672	254
Class C	4,193	2,769	219	2,791	503
Class I	28,162	—	147	—	—
Class Z	3,374	3,935	238	—	28

NET ASSET VALUE AND OFFERING PRICE PER SHARE
Class A — Net Asset Value Per Share	$17.24	$8.03	$11.20	$21.14	$23.97
Class A — Offering Price Per Share (includes 5.25% sales charge)	$18.19	$8.48	$11.82	$22.31	$25.30
Class B — Net Asset Value Per Share	$15.89	$7.10	—	$19.43	$23.87
Class C — Net Asset Value Per Share	$15.92	$6.99	$10.82	$19.47	$23.79
Class I — Net Asset Value Per Share	$17.38	—	$11.30	—	—
Class Z — Net Asset Value Per Share	$17.33	$8.02	$11.26	—	$23.97

THE ALGER FUNDS

Statements of Operations (Unaudited) (in thousands)

For the six months ended April 30, 2012

	Alger Capital Appreciation Fund	Alger Large Cap Growth Fund	Alger Mid Cap Growth Fund
INCOME
Dividends (net of foreign withholding taxes*)	$6,818	$2,213	$1,130
Interest	34	3	2
Total Income	6,852	2,216	1,132
EXPENSES
Advisory fees—Note 3(a)	4,037	1,016	882
Distribution fees—Note 3(b):
Class A	1,023	196	195
Class B	180	436	249
Class C	680	104	131
Class I	—	—	—
Administrative fees—Note 3(a)	137	39	32
Custodian fees	45	21	33
Interest expenses	—	1	—
Transfer agent fees and expenses—Note 3(e)	658	233	205
Printing fees	104	70	45
Professional fees	45	37	49
Registration fees	42	32	23
Trustee fees—Note 3(f)	9	9	9
Fund acounting fees	74	27	23
Miscellaneous	52	38	26
Total Expenses	7,086	2,259	1,902
Less, expense reimbursements/waivers Note 3(a)	(9)	—	—
Net Expenses	7,077	2,259	1,902
NET INVESTMENT INCOME (LOSS)	(225)	(43)	(770)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY

Net realized gain (loss) on investments and purchased options	49,118	20,802	(1,188)
Net realized loss on foreign currency transactions	—	(4)	(15)
Net realized gain on options written	—	—	529
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	80,007	7,272	27,234
Net change in unrealized appreciation (depreciation) on written options	—	—	78
Net realized and unrealized gain on investments, options and foreign currency	129,125	28,070	26,638
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$128,900	$28,027	$25,868

*Foreign withholding taxes	$80	$22	$4

See Notes to Financial Statements.

	Alger SMid Cap Growth Fund	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Growth & Income Fund
INCOME
Dividends (net of foreign withholding taxes*)	$2,803	$668	$39	$1,290	$1,086
Interest	3	1	—	5	1
Total Income	2,806	669	39	1,295	1,087
EXPENSES
Advisory fees—Note 3(a)	3,744	1,040	59	805	212
Distribution fees—Note 3(b):
Class A	467	243	9	159	69
Class B	55	79	—	67	32
Class C	324	96	11	292	55
Class I	562	—	2	—	—
Administrative fees—Note 3(a)	127	35	2	27	10
Custodian fees	27	21	9	14	17
Interest expenses	—	—	—	—	—
Transfer agent fees and expenses—Note 3(e)	478	196	26	156	59
Printing fees	134	43	4	26	13
Professional fees	34	41	15	22	15
Registration fees	66	29	31	25	22
Trustee fees—Note 3(f)	9	9	9	9	9
Fund acounting fees	67	25	10	22	14
Miscellaneous	55	27	5	14	7
Total Expenses	6,149	1,884	192	1,638	534
Less, expense reimbursements/waivers Note 3(a)	(3)	(11)	(85)	—	(2)
Net Expenses	6,146	1,873	107	1,638	532
NET INVESTMENT INCOME (LOSS)	(3,340)	(1,204)	(68)	(343)	555
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY

Net realized gain (loss) on investments and purchased options	23,127	20,402	906	12,642	1,351
Net realized loss on foreign currency transactions	—	—	—	(5)	(3)
Net realized gain on options written	—	—	—	120	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	95,232	11,727	804	3,691	5,897
Net change in unrealized appreciation (depreciation) on written options	—	—	—	(66)	—
Net realized and unrealized gain on investments, options and foreign currency	118,359	32,129	1,710	16,382	7,245
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$115,019	$30,925	$1,642	$16,039	$7,800

*Foreign withholding taxes	$7	$—	$—	$21	$17

THE ALGER FUNDS

Statements of Changes in Net Assets (in thousands)

	Alger Capital Appreciation Fund
	For the Six Months Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Net investment loss	$(225)	$(3,098)
Net realized gain (loss) on investments, options and foreign currency	49,118	85,722
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	80,007	(11,940)
Net increase in net assets resulting from operations	128,900	70,684
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Class Z	—	—
Total dividends and distributions to shareholders	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	42,709	22,475
Class B	(4,914)	(11,904)
Class C	6,053	(5,645)
Class I	—	—
Class Z	28,593	2,022
Net increase (decrease) from shares of beneficial interest transactions—Note 6(a)	72,441	6,948
Redemption Fees:
Class A	20	26
Class B	—	1
Class C	—	—
Total Redemption Fees - Note 6(b)	20	27
Total increase (decrease)	201,361	77,659
Net Assets:
Beginning of period	919,988	842,329
END OF PERIOD	$1,121,349	$919,988
Undistributed net investment income (accumulated loss)	$(216)	$9

See Notes to Financial Statements.

	Alger Large Cap Growth Fund		Alger Mid Cap Growth Fund		Alger SMid Cap Growth Fund
	For the Six Months Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011	For the Six Months Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011	For the Six Months Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Net investment loss	$(43)	$(494)	$(770)	$(3,313)	$(3,340)	$(9,469)
Net realized gain (loss) on investments, options and foreign currency	20,798	22,186	(674)	46,650	23,127	79,355
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	7,272	(4,132)	27,312	(34,486)	95,232	(25,036)
Net increase in net assets resulting from operations	28,027	17,560	25,868	8,851	115,019	44,850
Dividends and distributions to shareholders from:
Net investment income
Class A	—	(701)	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Class Z	—	—	—	—	—	—
Total dividends and distributions to shareholders	—	(701)	—	—	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	(62,456)	10,567	(28,696)	(51,949)	(73,148)	(269,010)
Class B	(8,407)	(24,471)	(1,951)	(16,772)	(1,048)	(1,246)
Class C	(3,033)	(5,211)	(3,204)	(7,971)	(5,621)	(7,471)
Class I	—	—	—	—	13,308	248,560
Class Z	(1,197)	21,341	—	—	30,873	22,832
Net increase (decrease) from shares of beneficial interest transactions—Note 6(a)	(75,093)	2,226	(33,851)	(76,692)	(35,636)	(6,335)
Redemption Fees:
Class A	37	11	—	8	3	22
Class B	1	—	—	1	—	—
Class C	1	1	—	1	—	1
Total Redemption Fees - Note 6(b)	39	12	—	10	3	23
Total increase (decrease)	(47,027)	19,097	(7,983)	(67,831)	79,386	38,538
Net Assets:
Beginning of period	332,213	313,116	240,380	308,211	897,754	859,216
END OF PERIOD	$285,186	$332,213	$232,397	$240,380	$977,140	$897,754
Undistributed net investment income (accumulated loss)	$(34)	$9	$(1,357)	$(587)	$(3,343)	$(3)

	Alger Small Cap Growth Fund
	For the Six Months Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Net investment income (loss)	$(1,204)	$(4,136)
Net realized gain on investments, options and foreign currency	20,402	61,888
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	11,727	(26,053)
Net increase in net assets resulting from operations	30,925	31,699
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Class Z	—	—
Class A	—	—
Class C	—	—
Class I	—	—
Class Z	—	—
Total dividends and distributions to shareholders	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	(28,026)	(134,825)
Class B	(2,058)	(7,699)
Class C	(1,880)	(5,723)
Class I	—	—
Class Z	2,258	28,739
Net increase (decrease) from shares of beneficial interest transactions—Note 6(a)	(29,706)	(119,508)
Redemption Fees:
Class A	1	7
Class C	—	—
Total Redemption Fees - Note 6(b)	1	7
Total increase (decrease)	1,220	(87,802)
Net Assets:
Beginning of period	256,035	343,837
END OF PERIOD	$257,255	$256,035
Undistributed net investment income (accumulated loss)	$(1,236)	$(32)

See Notes to Financial Statements.

	Alger Growth Opportunities Fund		Alger Health Sciences Fund		Alger Growth & Income Fund
	For the Six Months Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011	For the Six Months Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011	For the Six Months Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Net investment income (loss)	$(68)	$(217)	$(343)	$(1,708)	$555	$727
Net realized gain on investments, options and foreign currency	906	1,795	12,757	17,214	1,348	5,085
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	804	(1,066)	3,625	7,191	5,897	(3,023)
Net increase in net assets resulting from operations	1,642	512	16,039	22,697	7,800	2,789
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—	—	—	(386)	(1,190)
Class B	—	—	—	—	(5)	(138)
Class C	—	—	—	—	(18)	(166)
Class I	—	—	—	—	—	—
Class Z	—	—	—	—	(1)	—
Class A	(580)	—	—	—	—	—
Class C	(187)	—	—	—	—	—
Class I	(165)	—	—	—	—	—
Class Z	(159)	—	—	—	—	—
Total dividends and distributions to shareholders	(1,091)	—	—	—	(410)	(1,494)
Increase (decrease) from shares of beneficial interest transactions:
Class A	(2,250)	194	(29,126)	(22,723)	14,173	(479)
Class B	—	—	(1,972)	(4,458)	(1,346)	(3,858)
Class C	(3)	(114)	(10,008)	(11,928)	1,070	(1,728)
Class I	(476)	(596)	—	—	—	—
Class Z	613	1,898	—	—	673	—
Net increase (decrease) from shares of beneficial interest transactions—Note 6(a)	(2,116)	1,382	(41,106)	(39,109)	14,570	(6,062)
Redemption Fees:
Class A	—	—	—	4	10	2
Class C	—	—	—	—	1	1
Total Redemption Fees - Note 6(b)	—	—	—	4	11	—
Total increase (decrease)	(1,565)	1,894	(25,067)	(16,408)	21,971	—
Net Assets:
Beginning of period	15,183	13,289	221,530	237,938	58,032	62,799
END OF PERIOD	$13,618	$15,183	$196,463	$221,530	$80,003	$58,032
Undistributed net investment income (accumulated loss)	$(68)	$—	$(343)	$—	$245	$100

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund

	Class A
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$14.64	$13.48	$11.48	$9.24	$15.66	$11.05
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.01	(0.03)	(0.02)	0.01	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments	1.96	1.19	2.02	2.23	(6.37)	4.70
Total from investment operations	1.97	1.16	2.00	2.24	(6.42)	4.61
Net asset value, end of period	$16.61	$14.64	$13.48	$11.48	$9.24	$15.66
Total return (iii)	13.5%	8.6%	17.4%	24.2%	(41.0)%	41.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$902,314	$753,348	$673,841	$543,395	$400,523	$452,152
Ratio of gross expenses to average net assets	1.28%	1.31%	1.32%	1.43%	1.35%	1.44%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.28%	1.31%	1.32%	1.43%	1.35%	1.44%
Ratio of net investment income (loss) to average net assets	0.09%	(0.19)%	(0.19)%	0.15%	(0.40)%	(0.69)%
Portfolio turnover rate	69.36%	163.79%	211.96%	318.87%	288.74%	251.53%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class B
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$12.96	$12.04	$10.34	$8.40	$14.35	$10.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.14)	(0.12)	(0.07)	(0.14)	(0.17)
Net realized and unrealized gain (loss) on investments	1.73	1.06	1.82	2.01	(5.81)	4.32
Total from investment operations	1.68	0.92	1.70	1.94	(5.95)	4.15
Net asset value, end of period	$14.64	$12.96	$12.04	$10.34	$8.40	$14.35
Total return (iii)	13.0%	7.6%	16.4%	23.0%	(41.5)%	40.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$36,660	$37,124	$45,294	$52,055	$59,164	$186,431
Ratio of gross expenses to average net assets	2.11%	2.15%	2.20%	2.40%	2.09%	2.21%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.11%	2.15%	2.20%	2.40%	2.09%	2.21%
Ratio of net investment income (loss) to average net assets	(0.72)%	(1.04)%	(1.05)%	(0.76)%	(1.15)%	(1.42)%
Portfolio turnover rate	69.36%	163.79%	211.96%	318.87%	288.74%	251.53%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$13.00	$12.07	$10.36	$8.40	$14.34	$10.19
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.13)	(0.11)	(0.06)	(0.14)	(0.17)
Net realized and unrealized gain (loss) on investments	1.74	1.06	1.82	2.02	(5.80)	4.32
Total from investment operations	1.69	0.93	1.71	1.96	(5.94)	4.15
Net asset value, end of period	$14.69	$13.00	$12.07	$10.36	$8.40	$14.34
Total return (iii)	13.0%	7.7%	16.5%	23.3%	(41.4)%	40.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$150,361	$127,186	$123,194	$96,774	$73,255	$94,265
Ratio of gross expenses to average net assets	2.08%	2.09%	2.09%	2.21%	2.10%	2.19%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.08%	2.09%	2.09%	2.21%	2.10%	2.19%
Ratio of net investment income (loss) to average net assets	(0.70)%	(0.97)%	(0.97)%	(0.63)%	(1.15)%	(1.44)%
Portfolio turnover rate	69.36%	163.79%	211.96%	318.87%	288.74%	251.53%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class Z
	Six months ended 4/30/2012(i)	From 12/29/2010 (commencement of operations) to 10/31/2011(ii)
Net asset value, beginning of period	$14.68	$14.52
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.02	0.03
Net realized and unrealized gain (loss) on investments	1.97	0.13
Total from investment operations	1.99	0.16
Net asset value, end of period	$16.67	$14.68
Total return (iv)	13.6%	1.1%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$32,014	$2,329
Ratio of gross expenses to average net assets	1.25%	7.14%
Ratio of expense reimbursements to average net assets	(0.28)%	(6.17)%
Ratio of net expenses to average net assets	0.97%	0.97%
Ratio of net investment income (loss) to average net assets	0.28%	0.25%
Portfolio turnover rate	69.36%	163.79%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Large Cap Growth Fund

	Class A
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$11.91	$11.25	$9.72	$8.20	$14.25	$11.13
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.01	0.01	0.06	0.03	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	1.30	0.69	1.48	1.49	(6.04)	3.13
Total from investment operations	1.31	0.70	1.54	1.52	(6.05)	3.12
Dividends from net investment income	—	(0.04)	(0.01)	—	—	—
Net asset value, end of period	$13.22	$11.91	$11.25	$9.72	$8.20	$14.25
Total return (iii)	11.0%	6.3%	15.9%	18.5%	(42.5)%	28.0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$153,930	$201,449	$180,267	$132,551	$136,464	$224,617
Ratio of gross expenses to average net assets	1.36%	1.41%	1.38%	1.50%	1.30%	1.34%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.36%	1.41%	1.38%	1.50%	1.30%	1.34%
Ratio of net investment income (loss) to average net assets	0.21%	0.05%	0.54%	0.39%	(0.10)%	(0.08)%
Portfolio turnover rate	69.36%	66.70%	61.58%	88.21%	181.48%	171.78%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class B
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$10.64	$10.07	$8.75	$7.42	$12.99	$10.22
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)	(0.05)	(0.01)	(0.02)	(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments	1.14	0.62	1.33	1.35	(5.48)	2.86
Total from investment operations	1.11	0.57	1.32	1.33	(5.57)	2.77
Net asset value, end of period	$11.75	$10.64	$10.07	$8.75	$7.42	$12.99
Total return (iii)	10.5%	5.7%	15.1%	17.9%	(42.9)%	27.1%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$88,845	$88,496	$107,663	$99,170	$94,253	$206,695
Ratio of gross expenses to average net assets	1.99%	1.96%	2.00%	2.13%	2.05%	2.10%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.99%	1.96%	2.00%	2.13%	2.05%	2.10%
Ratio of net investment income (loss) to average net assets	(0.48)%	(0.51)%	(0.10)%	(0.25)%	(0.87)%	(0.81)%
Portfolio turnover rate	69.36%	66.70%	61.58%	88.21%	181.48%	171.78%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$10.60	$10.05	$8.73	$7.42	$12.98	$10.21
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)	(0.07)	(0.02)	(0.02)	(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments	1.13	0.62	1.34	1.33	(5.47)	2.86
Total from investment operations	1.10	0.55	1.32	1.31	(5.56)	2.77
Net asset value, end of period	$11.70	$10.60	$10.05	$8.73	$7.42	$12.98
Total return (iii)	10.4%	5.5%	15.1%	17.7%	(42.8)%	27.1%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$20,481	$21,436	$25,186	$25,216	$25,902	$44,993
Ratio of gross expenses to average net assets	2.08%	2.09%	2.08%	2.20%	2.05%	2.09%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.08%	2.09%	2.08%	2.20%	2.05%	2.09%
Ratio of net investment income (loss) to average net assets	(0.57)%	(0.65)%	(0.16)%	(0.31)%	(0.86)%	(0.82)%
Portfolio turnover rate	69.36%	66.70%	61.58%	88.21%	181.48%	171.78%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class Z
	Six months ended 4/30/2012(i)	From 12/29/2010 (commencement of operations) to 10/31/2011(ii)
Net asset value, beginning of period	$11.94	$11.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.03	0.04
Net realized and unrealized gain (loss) on investments	1.28	0.07
Total from investment operations	1.31	0.11
Net asset value, end of period	$13.25	$11.94
Total return (iv)	11.1%	0.9%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$21,930	$20,832
Ratio of gross expenses to average net assets	0.97%	1.01%
Ratio of expense reimbursements to average net assets	0.00%	(0.02)%
Ratio of net expenses to average net assets	0.97%	0.99%
Ratio of net investment income (loss) to average net assets	0.54%	0.37%
Portfolio turnover rate	69.36%	66.70%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Mid Cap Growth Fund

	Class A
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$6.51	$6.39	$5.24	$4.26	$11.36	$8.93
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.01)	(0.06)	(0.01)	(0.03)	(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments	0.79	0.18	1.16	1.01	(5.23)	3.46
Total from investment operations	0.78	0.12	1.15	0.98	(5.28)	3.39
Distributions from net realized gains	—	—	—	—	(1.82)	(0.96)
Net asset value, end of period	$7.29	$6.51	$6.39	$5.24	$4.26	$11.36
Total return (iii)	12.1%	1.9%	21.7%	23.0%	(54.9)%	41.6%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$154,186	$165,315	$210,641	$215,190	$197,507	$445,903
Ratio of gross expenses to average net assets	1.40%	1.38%	1.38%	1.49%	1.30%	1.33%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.40%	1.38%	1.38%	1.49%	1.30%	1.33%
Ratio of net investment income (loss) to average net assets	(0.43)%	(0.89)%	(0.21)%	(0.78)%	(0.67)%	(0.69)%
Portfolio turnover rate	114.29%	245.44%	195.64%	297.11%	328.95%	279.32%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class B
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$5.46	$5.39	$4.46	$3.66	$10.09	$8.09
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)	(0.09)	(0.05)	(0.06)	(0.09)	(0.12)
Net realized and unrealized gain (loss) on investments	0.65	0.16	0.98	0.86	(4.52)	3.08
Total from investment operations	0.62	0.07	0.93	0.80	(4.61)	2.96
Distributions from net realized gains	—	—	—	—	(1.82)	(0.96)
Net asset value, end of period	$6.08	$5.46	$5.39	$4.46	$3.66	$10.09
Total return (iii)	11.4%	1.3%	20.9%	21.9%	(55.2)%	40.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$51,854	$48,334	$63,782	$64,096	$69,142	$218,783
Ratio of gross expenses to average net assets	2.09%	2.11%	2.12%	2.32%	2.04%	2.08%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.09%	2.11%	2.12%	2.32%	2.04%	2.08%
Ratio of net investment income (loss) to average net assets	(1.11)%	(1.61)%	(0.97)%	(1.59)%	(1.42)%	(1.43)%
Portfolio turnover rate	114.29%	245.44%	195.64%	297.11%	328.95%	279.32%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$5.43	$5.37	$4.44	$3.64	$10.07	$8.07
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)	(0.10)	(0.05)	(0.06)	(0.10)	(0.12)
Net realized and unrealized gain (loss) on investments	0.64	0.16	0.98	0.86	(4.51)	3.08
Total from investment operations	0.61	0.06	0.93	0.80	(4.61)	2.96
Distributions from net realized gains	—	—	—	—	(1.82)	(0.96)
Net asset value, end of period	$6.04	$5.43	$5.37	$4.44	$3.64	$10.07
Total return (iii)	11.4%	1.1%	20.7%	21.9%	(55.3)%	40.6%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$26,357	$26,731	$33,788	$35,151	$36,582	$84,846
Ratio of gross expenses to average net assets	2.21%	2.20%	2.20%	2.36%	2.05%	2.08%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.21%	2.20%	2.20%	2.36%	2.05%	2.08%
Ratio of net investment income (loss) to average net assets	(1.23)%	(1.71)%	(1.04)%	(1.63)%	(1.42)%	(1.43)%
Portfolio turnover rate	114.29%	245.44%	195.64%	297.11%	328.95%	279.32%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger SMid Cap Growth Fund

	Class A
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$15.22	$14.48	$11.57	$9.72	$18.16	$13.92
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.16)	(0.12)	(0.10)	(0.14)	(0.12)
Net realized and unrealized gain (loss) on investments	2.07	0.90	3.03	1.95	(8.04)	5.05
Total from investment operations	2.02	0.74	2.91	1.85	(8.18)	4.93
Distributions from net realized gains	—	—	—	—	(0.26)	(0.69)
Net asset value, end of period	$17.24	$15.22	$14.48	$11.57	$9.72	$18.16
Total return (iii)	13.3%	5.1%	25.2%	19.0%	(45.6)%	37.0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$351,070	$377,947	$586,359	$391,804	$299,644	$280,672
Ratio of gross expenses to average net assets	1.25%	1.37%	1.32%	1.42%	1.34%	1.34%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.25%	1.37%	1.32%	1.42%	1.34%	1.34%
Ratio of net investment income (loss) to average net assets	(0.64)%	(0.99)%	(0.90)%	(1.00)%	(0.95)%	(0.80)%
Portfolio turnover rate	26.57%	64.83%	58.80%	76.25%	68.50%	64.72%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class B
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$14.09	$13.50	$10.88	$9.23	$17.39	$13.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.11)	(0.26)	(0.21)	(0.18)	(0.24)	(0.23)
Net realized and unrealized gain (loss) on investments	1.91	0.85	2.83	1.83	(7.66)	4.87
Total from investment operations	1.80	0.59	2.62	1.65	(7.90)	4.64
Distributions from net realized gains	—	—	—	—	(0.26)	(0.69)
Net asset value, end of period	$15.89	$14.09	$13.50	$10.88	$9.23	$17.39
Total return (iii)	12.8%	4.4%	24.1%	17.9%	(46.1)%	36.1%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$11,282	$10,998	$11,650	$9,891	$8,717	$16,285
Ratio of gross expenses to average net assets	2.13%	2.12%	2.16%	2.35%	2.13%	2.15%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.13%	2.12%	2.16%	2.35%	2.13%	2.15%
Ratio of net investment income (loss) to average net assets	(1.52)%	(1.73)%	(1.74)%	(1.92)%	(1.74)%	(1.58)%
Portfolio turnover rate	26.57%	64.83%	58.80%	76.25%	68.50%	64.72%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$14.12	$13.53	$10.90	$9.24	$17.40	$13.45
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.11)	(0.25)	(0.21)	(0.17)	(0.23)	(0.23)
Net realized and unrealized gain (loss) on investments	1.91	0.84	2.84	1.83	(7.67)	4.87
Total from investment operations	1.80	0.59	2.63	1.66	(7.90)	4.64
Distributions from net realized gains	—	—	—	—	(0.26)	(0.69)
Net asset value, end of period	$15.92	$14.12	$13.53	$10.90	$9.24	$17.40
Total return (iii)	12.7%	4.4%	24.1%	18.0%	(46.0)%	36.0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$66,772	$64,597	$68,916	$51,274	$40,849	$46,775
Ratio of gross expenses to average net assets	2.09%	2.10%	2.13%	2.29%	2.07%	2.12%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.09%	2.10%	2.13%	2.29%	2.07%	2.12%
Ratio of net investment income (loss) to average net assets	(1.48)%	(1.70)%	(1.71)%	(1.86)%	(1.68)%	(1.55)%
Portfolio turnover rate	26.57%	64.83%	58.80%	76.25%	68.50%	64.72%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class I
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	From 8/5/2007 (commencement of operations) to 10/31/2007(ii)
Net asset value, beginning of period	$15.35	$14.57	$11.63	$9.75	$18.21	$15.64
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.06)	(0.13)	(0.10)	(0.08)	(0.12)	(0.02)
Net realized and unrealized gain (loss) on investments	2.09	0.91	3.04	1.96	(8.08)	2.59
Total from investment operations	2.03	0.78	2.94	1.88	(8.20)	2.57
Distributions from net realized gains	—	—	—	—	(0.26)	—
Net asset value, end of period	$17.38	$15.35	$14.57	$11.63	$9.75	$18.21
Total return (iv)	13.2%	5.4%	25.3%	19.2%	(45.6)%	16.4%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$489,552	$420,089	$192,291	$148,925	$71,108	$3,007
Ratio of gross expenses to average net assets	1.29%	1.21%	1.20%	1.23%	1.24%	2.35%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	(0.02)%	0.00%	(1.10)%
Ratio of net expenses to average net assets	1.29%	1.21%	1.20%	1.21%	1.24%	1.25%
Ratio of net investment income (loss) to average net assets	(0.68)%	(0.79)%	(0.78)%	(0.79)%	(0.87)%	(0.94)%
Portfolio turnover rate	26.57%	64.83%	58.80%	76.25%	68.50%	64.72%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class Z
	Six months ended 4/30/2012(i)	From 12/29/2010 (commencement of operations) to 10/31/2011(ii)
Net asset value, beginning of period	$15.28	$15.86
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments	2.08	(0.51)
Total from investment operations	2.05	(0.58)
Net asset value, end of period	$17.33	$15.28
Total return (iv)	13.4%	(3.7)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$58,464	$24,124
Ratio of gross expenses to average net assets	1.01%	1.06%
Ratio of expense reimbursements to average net assets	(0.02)%	(0.07)%
Ratio of net expenses to average net assets	0.99%	0.99%
Ratio of net investment income (loss) to average net assets	(0.39)%	(0.51)%
Portfolio turnover rate	26.57%	64.83%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Small Cap Growth Fund

	Class A
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$7.12	$6.70	$5.27	$4.37	$8.02	$6.31
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)	(0.09)	(0.06)	(0.05)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	0.94	0.51	1.49	0.95	(3.58)	1.78
Total from investment operations	0.91	0.42	1.43	0.90	(3.65)	1.71
Net asset value, end of period	$8.03	$7.12	$6.70	$5.27	$4.37	$8.02
Total return (iii)	12.8%	6.3%	27.1%	20.6%	(45.5)%	27.1%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$190,469	$194,799	$298,103	$282,794	$258,783	$482,318
Ratio of gross expenses to average net assets	1.39%	1.43%	1.40%	1.53%	1.38%	1.41%
Ratio of expense reimbursements to average net assets	0.00%	(0.01)%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.39%	1.42%	1.40%	1.53%	1.38%	1.41%
Ratio of net investment income (loss) to average net assets	(0.87)%	(1.18)%	(1.07)%	(1.14)%	(1.09)%	(0.97)%
Portfolio turnover rate	27.94%	67.37%	48.45%	86.89%	62.37%	73.54%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class B
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$6.27	$5.95	$4.71	$3.94	$7.28	$5.77
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.13)	(0.10)	(0.08)	(0.11)	(0.11)
Net realized and unrealized gain (loss) on investments	0.88	0.45	1.34	0.85	(3.23)	1.62
Total from investment operations	0.83	0.32	1.24	0.77	(3.34)	1.51
Net asset value, end of period	$7.10	$6.27	$5.95	$4.71	$3.94	$7.28
Total return (iii)	13.2%	5.4%	26.3%	19.5%	(45.9)%	26.2%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$15,872	$15,954	$22,348	$22,174	$23,783	$57,488
Ratio of gross expenses to average net assets	2.17%	2.18%	2.15%	2.44%	2.13%	2.16%
Ratio of expense reimbursements to average net assets	0.00%	(0.01)%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.17%	2.17%	2.15%	2.44%	2.13%	2.16%
Ratio of net investment income (loss) to average net assets	(1.65)%	(1.92)%	(1.81)%	(2.04)%	(1.84)%	(1.70)%
Portfolio turnover rate	27.94%	67.37%	48.45%	86.89%	62.37%	73.54%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$6.27	$5.95	$4.72	$3.95	$7.29	$5.78
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.06)	(0.13)	(0.10)	(0.08)	(0.11)	(0.11)
Net realized and unrealized gain (loss) on investments	0.78	0.45	1.33	0.85	(3.23)	1.62
Total from investment operations	0.72	0.32	1.23	0.77	(3.34)	1.51
Net asset value, end of period	$6.99	$6.27	$5.95	$4.72	$3.95	$7.29
Total return (iii)	11.5%	5.4%	26.1%	19.8%	(45.8)%	26.1%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$19,365	$19,145	$23,386	$20,255	$18,798	$46,939
Ratio of gross expenses to average net assets	2.26%	2.22%	2.25%	2.41%	2.13%	2.16%
Ratio of expense reimbursements to average net assets	0.00%	(0.01)%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.26%	2.21%	2.25%	2.41%	2.13%	2.16%
Ratio of net investment income (loss) to average net assets	(1.74)%	(1.96)%	(1.91)%	(2.01)%	(1.84)%	(1.72)%
Portfolio turnover rate	27.94%	67.37%	48.45%	86.89%	62.37%	73.54%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class Z
	Six months ended 4/30/2012(i)	From 12/29/2010 (commencement of operations) to 10/31/2011(ii)
Net asset value, beginning of period	$7.14	$7.43
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	0.90	(0.25)
Total from investment operations	0.88	(0.29)
Net asset value, end of period	$8.02	$7.14
Total return (iv)	12.3%	(3.9)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$31,549	$26,137
Ratio of gross expenses to average net assets	1.05%	1.13%
Ratio of expense reimbursements to average net assets	(0.06)%	(0.14)%
Ratio of net expenses to average net assets	0.99%	0.99%
Ratio of net investment income (loss) to average net assets	(0.46)%	(0.72)%
Portfolio turnover rate	27.94%	67.37%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Growth Opportunities Fund

	Class A
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	From 3/3/2008 (commencement of operations) to 10/31/2008(ii)
Net asset value, beginning of period	$10.82	$10.23	$7.94	$6.55	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.05)	(0.14)	(0.11)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	1.31	0.73	2.40	1.47	(3.39)
Total from investment operations	1.26	0.59	2.29	1.39	(3.45)
Distributions from net realized gains	(0.88)	—	—	—	—
Net asset value, end of period	$11.20	$10.82	$10.23	$7.94	$6.55
Total return (iv)	12.8%	5.8%	28.8%	21.2%	(34.5)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$6,911	$8,851	$8,186	$5,394	$2,266
Ratio of gross expenses to average net assets	2.56%	2.29%	2.32%	2.93%	3.14%
Ratio of expense reimbursements to average net assets	(1.03)%	(0.79)%	(0.82)%	(1.43)%	(1.64)%
Ratio of net expenses to average net assets	1.53%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	(0.96)%	(1.22)%	(1.24)%	(1.10)%	1.11%
Portfolio turnover rate	22.24%	66.59%	64.25%	63.94%	27.80%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	From 3/3/2008 (commencement of operations) to 10/31/2008(ii)
Net asset value, beginning of period	$10.52	$10.02	$7.84	$6.51	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.09)	(0.22)	(0.18)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	1.27	0.72	2.36	1.45	(3.40)
Total from investment operations	1.18	0.50	2.18	1.33	(3.49)
Distributions from net realized gains	(0.88)	—	—	—	—
Net asset value, end of period	$10.82	$10.52	$10.02	$7.84	$6.51
Total return (iv)	12.4%	5.0%	27.8%	20.4%	(34.9)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,367	$2,293	$2,304	$1,454	$895
Ratio of gross expenses to average net assets	3.31%	3.04%	3.16%	3.73%	3.88%
Ratio of expense reimbursements to average net assets	(1.06)%	(0.79)%	(0.91)%	(1.48)%	(1.63)%
Ratio of net expenses to average net assets	2.25%	2.25%	2.25%	2.25%	2.25%
Ratio of net investment income (loss) to average net assets	(1.69)%	(1.97)%	(2.00)%	(1.85)%	(1.85)%
Portfolio turnover rate	22.24%	66.59%	64.25%	63.94%	27.80%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class I
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	From 3/3/2008 (commencement of operations) to 10/31/2008(ii)
Net asset value, beginning of period	$10.90	$10.29	$7.96	$6.55	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.04)	(0.11)	(0.09)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	1.32	0.72	2.42	1.47	(3.40)
Total from investment operations	1.28	0.61	2.33	1.41	(3.45)
Distributions from net realized gains	(0.88)	—	—	—	—
Net asset value, end of period	$11.30	$10.90	$10.29	$7.96	$6.55
Total return (iv)	12.9%	5.9%	29.3%	21.5%	(34.5)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,662	$2,075	$2,799	$1,737	$1,259
Ratio of gross expenses to average net assets	3.10%	2.43%	2.73%	2.84%	3.05%
Ratio of expense reimbursements to average net assets	(1.82)%	(1.18)%	(1.48)%	(1.59)%	(1.80)%
Ratio of net expenses to average net assets	1.28%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.72)%	(0.96)%	(0.99)%	(0.85)%	(0.83)%
Portfolio turnover rate	22.24%	66.59%	64.25%	63.94%	27.80%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class Z
	Six months ended 4/30/2012(i)	From 12/29/2010 (commencement of operations) to 10/31/2011(ii)
Net asset value, beginning of period	$10.85	$11.31
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.03)	(0.06)
Net realized and unrealized gain (loss) on investments	1.32	(0.40)
Total from investment operations	1.29	(0.46)
Distributions from net realized gains	(0.88)	—
Net asset value, end of period	$11.26	$10.85
Total return (iv)	13.1%	(4.1)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,678	$1,964
Ratio of gross expenses to average net assets	2.69%	37.74%
Ratio of expense reimbursements to average net assets	(1.59)%	(36.64)%
Ratio of net expenses to average net assets	1.10%	1.10%
Ratio of net investment income (loss) to average net assets	(0.55)%	(0.72)%
Portfolio turnover rate	22.24%	66.59%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Health Sciences Fund

	Class A
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$19.34	$17.42	$15.76	$13.65	$19.94	$18.17
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.01)	(0.09)	(0.10)	(0.08)	(0.09)	(0.08)
Net realized and unrealized gain (loss) on investments	1.81	2.01	1.76	2.19	(4.71)	2.72
Total from investment operations	1.80	1.92	1.66	2.11	(4.80)	2.64
Distributions from net realized gains	—	—	—	—	(1.49)	(0.87)
Net asset value, end of period	$21.14	$19.34	$17.42	$15.76	$13.65	$19.94
Total return (iii)	9.3%	11.0%	10.5%	15.5%	(26.0)%	15.3%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$129,065	$148,445	$156,438	$166,555	$180,210	$193,165
Ratio of gross expenses to average net assets	1.37%	1.35%	1.33%	1.41%	1.31%	1.35%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.37%	1.35%	1.33%	1.41%	1.31%	1.35%
Ratio of net investment income (loss) to average net assets	(0.07)%	(0.46)%	(0.58)%	(0.59)%	(0.54)%	(0.42)%
Portfolio turnover rate	43.64%	63.17%	75.15%	174.56%	202.86%	183.27%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class B
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$17.85	$16.21	$14.78	$12.92	$19.10	$17.56
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.08)	(0.23)	(0.23)	(0.20)	(0.21)	(0.20)
Net realized and unrealized gain (loss) on investments	1.66	1.87	1.66	2.06	(4.48)	2.61
Total from investment operations	1.58	1.64	1.43	1.86	(4.69)	2.41
Distributions from net realized gains	—	—	—	—	(1.49)	(0.87)
Net asset value, end of period	$19.43	$17.85	$16.21	$14.78	$12.92	$19.10
Total return (iii)	8.9%	10.0%	9.7%	14.4%	(26.6)%	14.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$13,062	$13,878	$16,675	$17,039	$16,677	$22,605
Ratio of gross expenses to average net assets	2.17%	2.16%	2.15%	2.29%	2.06%	2.10%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.17%	2.16%	2.15%	2.29%	2.06%	2.10%
Ratio of net investment income (loss) to average net assets	(0.86)%	(1.27)%	(1.41)%	(1.48)%	(1.29)%	(1.16)%
Portfolio turnover rate	43.64%	63.17%	75.15%	174.56%	202.86%	183.27%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$17.88	$16.23	$14.80	$12.92	$19.09	$17.56
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.08)	(0.22)	(0.22)	(0.18)	(0.21)	(0.20)
Net realized and unrealized gain (loss) on investments	1.67	1.87	1.65	2.06	(4.47)	2.60
Total from investment operations	1.59	1.65	1.43	1.88	(4.68)	2.40
Distributions from net realized gains	—	—	—	—	(1.49)	(0.87)
Net asset value, end of period	$19.47	$17.88	$16.23	$14.80	$12.92	$19.09
Total return (iii)	8.9%	10.2%	9.7%	14.6%	(26.6)%	14.4%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$54,336	$59,207	$64,825	$68,378	$70,255	$69,618
Ratio of gross expenses to average net assets	2.13%	2.12%	2.12%	2.19%	2.06%	2.10%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.13%	2.12%	2.12%	2.19%	2.06%	2.10%
Ratio of net investment income (loss) to average net assets	(0.83)%	(1.23)%	(1.37)%	(1.38)%	(1.30)%	(1.16)%
Portfolio turnover rate	43.64%	63.17%	75.15%	174.56%	202.86%	183.27%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Growth & Income Fund

	Class A
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$21.74	$21.38	$19.50	$16.97	$24.71	$21.15
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.20	0.32	0.42	0.37	0.35	0.29
Net realized and unrealized gain (loss) on investments	2.19	0.69	1.86	2.57	(7.76)	3.57
Total from investment operations	2.39	1.01	2.28	2.94	(7.41)	3.86
Dividends from net investment income	(0.16)	(0.65)	(0.40)	(0.41)	(0.33)	(0.30)
Net asset value, end of period	$23.97	$21.74	$21.38	$19.50	$16.97	$24.71
Total return (iii)	11.0%	4.8%	11.8%	17.9%	(30.4)%	18.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$61,278	$41,446	$41,160	$35,465	$31,102	$35,789
Ratio of gross expenses to average net assets	1.27%	1.43%	1.46%	1.52%	1.33%	1.33%
Ratio of expense reimbursements to average net assets	0.00%	(0.03)%	(0.09)%	(0.09)%	(0.09)%	(0.08)%
Ratio of net expenses to average net assets	1.27%	1.40%	1.37%	1.43%	1.24%	1.25%
Ratio of net investment income (loss) to average net assets	1.72%	1.49%	2.08%	2.14%	1.60%	1.26%
Portfolio turnover rate	23.42%	119.61%	72.11%	100.18%	78.04%	139.18%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class B
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$21.61	$21.08	$19.18	$16.61	$24.16	$20.66
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.10	0.14	0.25	0.21	0.18	0.12
Net realized and unrealized gain (loss) on investments	2.18	0.68	1.84	2.54	(7.60)	3.50
Total from investment operations	2.28	0.82	2.09	2.75	(7.42)	3.62
Dividends from net investment income	(0.02)	(0.29)	(0.19)	(0.18)	(0.13)	(0.12)
Net asset value, end of period	$23.87	$21.61	$21.08	$19.18	$16.61	$24.16
Total return (iii)	10.5%	3.9%	10.9%	16.8%	(30.9)%	17.6%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$6,073	$6,780	$10,380	$14,408	$20,762	$53,928
Ratio of gross expenses to average net assets	2.16%	2.26%	2.24%	2.41%	2.07%	2.07%
Ratio of expense reimbursements to average net assets	0.00%	(0.04)%	(0.09)%	(0.09)%	(0.09)%	(0.08)%
Ratio of net expenses to average net assets	2.16%	2.22%	2.15%	2.32%	1.98%	1.99%
Ratio of net investment income (loss) to average net assets	0.87%	0.65%	1.26%	1.29%	0.81%	0.53%
Portfolio turnover rate	23.42%	119.61%	72.11%	100.18%	78.04%	139.18%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$21.54	$21.02	$19.19	$16.66	$24.26	$20.75
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.11	0.16	0.27	0.23	0.18	0.12
Net realized and unrealized gain (loss) on investments	2.18	0.68	1.83	2.54	(7.63)	3.52
Total from investment operations	2.29	0.84	2.10	2.77	(7.45)	3.64
Dividends from net investment income	(0.04)	(0.32)	(0.27)	(0.24)	(0.15)	(0.13)
Net asset value, end of period	$23.79	$21.54	$21.02	$19.19	$16.66	$24.26
Total return (iii)	10.6%	4.0%	11.0%	16.9%	(30.9)%	17.6%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$11,975	$9,806	$11,259	$11,316	$11,057	$17,079
Ratio of gross expenses to average net assets	2.04%	2.16%	2.17%	2.32%	2.07%	2.06%
Ratio of expense reimbursements to average net assets	0.00%	(0.03)%	(0.09)%	(0.09)%	(0.09)%	(0.08)%
Ratio of net expenses to average net assets	2.04%	2.13%	2.08%	2.23%	1.98%	1.98%
Ratio of net investment income (loss) to average net assets	0.95%	0.75%	1.36%	1.35%	0.84%	0.53%
Portfolio turnover rate	23.42%	119.61%	72.11%	100.18%	78.04%	139.18%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Class Z
From 3/1/2012 (commencement of operations) to 4/30/2012
Net asset value, beginning of period	$23.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.05
Net realized and unrealized gain (loss) on investments	0.20
Total from investment operations	0.25
Dividends from net investment income	(0.11)
Net asset value, end of period	$23.97
Total return (ii)	1.0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$677
Ratio of gross expenses to average net assets	5.09%
Ratio of expense reimbursements to average net assets	(4.14)%
Ratio of net expenses to average net assets	0.95%
Ratio of net investment income (loss) to average net assets	1.26%
Portfolio turnover rate	23.42%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Funds (the “Trust”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company currently issuing an unlimited number of shares of beneficial interest in eight funds — Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund and Alger Growth & Income Fund (collectively, the “Funds” or individually, each a “Fund”). The Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund and Alger Health Sciences Fund normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The Alger Growth & Income Fund also invests primarily in equity securities but has an investment objective of both capital appreciation and current income.

Each Fund offers one or more of the following share classes: Class A, B, C, I and Z.  Class A shares are generally subject to an initial sales charge while Class B and C shares are generally subject to a deferred sales charge. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Class I and Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the cost of its plan of distribution and transfer agency and sub-transfer agency services.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which valuation information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, such securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.  Debt securities with a remaining maturity of less than sixty days are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the investment manager, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•          Level 1 — quoted prices in active markets for identical investments

•          Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•          Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1 include exchange-listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.  Valuation techniques for Level 3 securities include using the income approach whereby future amounts are converted, or discounted, to a current single amount. These fair value

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 3 include unobservable market information which can include cash flows, income and expenses, and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Trust’s Board of Trustees (“Board”) and comprised of representatives of the Trust’s investment advisor.  The Committee reports its valuation determinations to the Board which is responsible for approving valuation policy and procedures.

The Committee meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations.  The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant.  Transfers between Levels 1 and 2 are recognized at the end of the reporting period, and transfers into and out of Level 3 are recognized during the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statements of Operations.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(e) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options.  Each Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Dividends to Shareholders: Dividends payable to shareholders are recorded on the ex-dividend date.

The Alger Growth & Income Fund declares and pays dividends from net investment income quarterly. The dividends from net investment income of the other Funds are declared and paid annually.

With respect to all Funds, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts from dividends of net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, foreign currency transactions and premium/discount of debt securities. The reclassifications are done annually at fiscal year end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(g) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  No tax years are currently under investigation.  The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions.  The statute of limitations on the Funds’ tax returns remains open for the tax years 2008-2011.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein.  Actual results may differ from those estimates.  These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a present a fair statement of results for the interim period.  All such adjustments are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by each Fund, pursuant to the provisions of its Investment Advisory Agreement and its Administration Agreement with Fred Alger Management, Inc. (“Alger Management” or the “Manager”), are payable monthly and computed based on the value of the average daily net assets of each Fund, at the following rates:

	ADVISORY FEE	ADMINISTRATION FEE
Alger Capital Appreciation Fund	.81%	.0275%
Alger Large Cap Growth Fund	.71	.0275
Alger Mid Cap Growth Fund	.76	.0275
Alger SMid Cap Growth Fund	.81	.0275
Alger Small Cap Growth Fund	.81	.0275
Alger Growth Opportunities Fund	.85	.0275
Alger Health Sciences Fund	.81	.0275
Alger Growth & Income Fund	.585	.0275

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Management has established an expense cap for several share classes, effective through February 28, 2013, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

	CLASS				FEES WAIVED / REIMBURSED FOR THE SIX MONTHS ENDED
	A	C	I	Z	APRIL 30, 2012
Alger Capital Appreciation Fund	—	—	N/A	0.97%	$8,872
Alger Large Cap Growth Fund	—	—	N/A	0.99	0
Alger SMid Cap Growth Fund	—	—	—	0.99	2,583
Alger Small Cap Growth Fund	—	—	N/A	0.99	7,708
Alger Growth Opportunities Fund	1.60%	2.25%	1.35%	1.10	85,007
Alger Growth & Income Fund	—	—	N/A	0.95	2,003

For the six months ended April 30, 2012, Alger Management voluntarily reimbursed the Small Cap Growth Fund $3,000.

(b) Distribution Fees:

Class A Shares: The Class A shares of each Fund have adopted a distribution plan pursuant to which each Fund pays Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class A shares. Fees charged may be more or less than the expenses incurred by Alger Inc.

Class B Shares: The Trust has adopted an Amended and Restated Plan of Distribution pursuant to which Class B shares of each Fund, other than the Alger Growth Opportunities Fund, reimburse Alger Inc. for costs and expenses incurred by Alger Inc. in connection with advertising, marketing and selling the Class B shares, and shareholder servicing, not to exceed an annual rate of 1% of the respective average daily net assets of the Class B shares of the designated Fund. If in any month, the costs incurred by Alger Inc. relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Fund, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of April 30, 2012, such excess carried forward was $20,828,252, $16,656,424, $11,000,408, $493,878, $15,369,861, $1,209,639, and $4,070,858 for Class B shares of the Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Health Sciences Fund and Alger Growth & Income Fund, respectively. Contingent deferred sales charges imposed on redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(c) below.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of each Fund pay Alger Inc. a fee at the annual rate of 1% of the respective average daily net assets of the Class C shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class C shares and shareholder servicing. The fees charged may be more or less than the expenses incurred by Alger Inc.

Class I Shares: The Trust has adopted a Distribution Plan pursuant to which Class I shares of the Alger SMid Cap Growth Fund and Alger Growth Opportunities Fund each pay Alger Inc. a fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class I shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Class I shares and shareholder servicing. The fees charged may be more or less than the expenses incurred by Alger Inc.

(c) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the six months ended April 30, 2012, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger Inc., were as follows:

	INITIAL SALES CHARGES	CONTINGENT DEFERRED SALES CHARGES
Alger Capital Appreciation Fund	$4,800	$41,174
Alger Large Cap Growth Fund	1,775	15,846
Alger Mid Cap Growth Fund	1,461	16,149
Alger SMid Cap Growth Fund	406	19,152
Alger Small Cap Growth Fund	446	12,376
Alger Growth Opportunities Fund	80	570
Alger Health Sciences Fund	2,372	19,794
Alger Growth & Income Fund	1,633	5,566

(d) Brokerage Commissions: During the six months ended April 30, 2012, the Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund and Alger Growth & Income Fund paid Alger Inc. commissions of $502,545, $137,630, $237,656, $335,684, $106,196, $4,721, $77,226 and $21,996, respectively, in connection with securities transactions.

(e) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services.  The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A, Class B shares and C shares and 0.01% of the daily net assets of the Class I and Class Z shares for these services. For the six months ended April 30, 2012, the Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund and Alger Growth & Income Fund incurred fees of $82,027,

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

$22,911, $19,150, $60,827, $7,233, $1,013, $16,397 and $5,984, respectively, for these services provided by Alger Management, which are included in the transfer agent fees and expenses in the Statement of Operations.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts held by the Funds.  A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Trust’s Board of Trustees.  For the six months ended April 30, 2012, Alger Management charged back to the Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund and Alger Growth & Income Fund, $131,364, $15,109, $44,410, $162,609, $33,844, $3,147, $34,113 and $5,791, respectively, for these services, which are included in the transfer agent fees and expenses in the Statements of Operations.

(f) Trustees’ Fees: Each Fund pays each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of $3,000 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board of Trustees receives an additional annual fee of $15,000 which is paid, pro rata, by all funds managed by Alger Management. Additionally, each member of a Fund’s audit committee receives an additional $75 for each audit committee meeting attended, to a maximum of $300 per annum.

(g) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds.  If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds.

During the six months ended April 30, 2012, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, and Alger Growth Opportunities Fund incurred interfund loan interest expenses of $583, $221, and $28, respectively.  During the six months ended April 30, 2012, Alger Capital Appreciation Fund, and Alger Health Sciences Fund earned interfund loan interest income of $139 and $941, respectively.

(h) Other Transactions With Affiliates: Certain officers of the Trust are directors and officers of Alger Management and the Distributor. At April 30, 2012, Alger Management and its affiliates owned shares in the following funds:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	SHARE CLASS
	A	B	C	I	Z
Alger Capital Appreciation Fund	131,582	—	—	—	69
Alger Large Cap Growth Fund	63,443	—	—	—	85
Alger Mid Cap Growth Fund	88,108	—	—	—	—
Alger SMid Cap Growth Fund	304,783	—	33,333	—	63
Alger Small Cap Growth Fund	167,292	—	—	—	135
Alger Growth Opportunities Fund	—	—	—	—	197,134
Alger Growth & Income Fund	—	—	—	—	10,491

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Trust, other than U.S. Government and short-term securities, for the six months ended April 30, 2012:

	PURCHASES	SALES
Alger Capital Appreciation Fund	$744,686,212	$680,568,058
Alger Large Cap Growth Fund	189,831,448	244,800,161
Alger Mid Cap Growth Fund	252,919,637	286,287,287
Alger SMid Cap Growth Fund	241,955,872	254,480,687
Alger Small Cap Growth Fund	77,014,377	105,282,367
Alger Growth Opportunities Fund	3,089,636	5,962,256
Alger Health Sciences Fund	74,051,596	122,053,128
Alger Growth & Income Fund	31,117,213	15,991,577

Written call and put options activity for the six months ended April 30, 2012, was as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Fund
Call Options outstanding at October 31, 2011	317	$92,702
Call Options written	1,026	224,457
Call Options closed	(128)	(14,205)
Call Options expired	(768)	(160,925)
Call Options exercised	(254)	(93,612)
Call Options outstanding at April 30, 2012	193	$48,417

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Fund
Put Options outstanding at October 31, 2011	896	$228,586
Put Options written	476	134,057
Put Options closed	(121)	(43,222)
Put Options expired	(545)	(157,805)
Put Options exercised	(496)	(110,571)
Put Options outstanding at April 30, 2012	210	51,045

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Health Sciences Fund
Call Options outstanding at October 31, 2011	4,650	$119,583
Call Options written	—	—
Call Options closed	—	—
Call Options expired	(3,500)	(38,420)
Call Options exercised	(1,150)	(81,163)
Call Options outstanding at April 30, 2012	0	0

As of April 30, 2012, Alger Mid Cap Growth Fund had portfolio securities and cash valued at $2,566,308 segregated as collateral for written options.

NOTE 5 — Borrowing:

The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered Rate.  The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(g).  For the six months ended April 30, 2012, the Funds had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Large Cap Growth Fund	$101,648	1.13%
Alger Mid Cap Growth Fund	38,516	1.13
Alger SMid Cap Growth Fund	255	2.30
Alger Growth Opportunities Fund	775	2.24

The highest amount borrowed during the six months ended April 30, 2012 for each Fund was as follows:

HIGHEST BORROWING
Alger Large Cap Growth Fund	$18,500,000
Alger Mid Cap Growth Fund	2,300,000
Alger SMid Cap Growth Fund	30,262
Alger Growth Opportunities Fund	78,454

NOTE 6 — Share Capital:

(a)  The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into eight series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2012		FOR THE YEAR ENDED OCTOBER 31, 2011
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Fund
Class A:
Shares sold	9,240,984	$141,912,952	16,082,726	$238,481,911
Shares converted from Class B	193,405	2,988,692	524,158	7,805,918
Shares converted from Class C	160,095	2,522,120	93,019	1,395,993
Shares redeemed	(6,724,166)	(104,714,410)	(15,215,031)	(225,208,387)
Net increase	2,870,318	$42,709,354	1,484,872	$22,475,435
Class B:
Shares sold	71,511	$974,078	272,748	$3,593,281
Shares converted to Class A	(218,858)	(2,988,692)	(589,247)	(7,805,918)
Shares redeemed	(213,387)	(2,899,430)	(581,464)	(7,691,731)
Net decrease	(360,734)	$(4,914,044)	(897,963)	$(11,904,368)
Class C:
Shares sold	1,602,457	$21,862,423	2,220,386	$29,258,099
Shares converted to Class A	(180,615)	(2,522,120)	(104,395)	(1,395,993)
Shares redeemed	(969,991)	(13,287,536)	(2,540,509)	(33,506,765)
Net increase (decrease)	451,851	$6,052,767	(424,518)	$(5,644,659)
Class Z:
Shares sold	1,809,132	$29,309,917	160,597	$2,047,975
Shares redeemed	(47,932)	(716,551)	(1,899)	(26,526)
Net increase	1,761,200	$28,593,366	158,698	$2,021,449

Alger Large Cap Growth Fund
Class A:
Shares sold	843,955	$10,403,730	3,513,051	$42,142,212
Shares converted from Class B	121,542	1,522,313	427,013	5,041,879
Shares converted from Class C	50,895	628,268	59,285	711,320
Dividends reinvested	—	—	38,392	452,257
Shares redeemed	(6,288,232)	(75,010,747)	(3,147,105)	(37,780,727)
Net increase (decrease)	(5,271,840)	$(62,456,436)	890,636	$10,566,941
Class B:
Shares sold	63,438	$686,878	839,184	$9,231,245
Shares converted to Class A	(136,398)	(1,522,313)	(476,780)	(5,041,879)
Shares redeemed	(686,291)	(7,571,362)	(2,732,504)	(28,660,032)
Net decrease	(759,251)	$(8,406,797)	(2,370,100)	$(24,470,666)
Class C:
Shares sold	70,985	$785,889	169,489	$1,814,183
Shares converted to Class A	(57,343)	(628,268)	(66,401)	(711,320)
Shares redeemed	(284,608)	(3,190,356)	(586,998)	(6,313,903)
Net decrease	(270,966)	$(3,032,735)	(483,910)	$(5,211,040)
Class Z:
Shares sold	90,339	$1,187,038	1,758,526	$21,500,900
Shares redeemed	(179,553)	(2,383,591)	(14,265)	(160,000)
Net increase (decrease)	(89,214)	$(1,196,553)	1,744,261	$21,340,900

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2012		FOR THE YEAR ENDED OCTOBER 31, 2011
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Fund
Class A:
Shares sold	1,089,377	$7,397,591	3,628,954	$25,374,542
Shares converted from Class B	434,692	2,921,461	1,062,431	7,278,359
Shares converted from Class C	52,125	359,705	87,519	624,870
Shares redeemed	(5,809,584)	(39,375,127)	(12,363,862)	(85,226,357)
Net decrease	(4,233,390)	$(28,696,370)	(7,584,958)	$(51,948,586)
Class B:
Shares sold	896,747	$4,940,532	1,041,036	$6,456,738
Shares converted to Class A	(519,719)	(2,921,461)	(1,263,405)	(7,278,359)
Shares redeemed	(700,878)	(3,969,837)	(2,748,274)	(15,950,695)
Net decrease	(323,850)	$(1,950,766)	(2,970,643)	$(16,772,316)
Class C:
Shares sold	188,031	$1,052,297	412,882	$2,418,715
Shares converted to Class A	(62,705)	(359,705)	(104,519)	(624,870)
Shares redeemed	(686,144)	(3,896,954)	(1,676,649)	(9,764,927)
Net decrease	(560,818)	$(3,204,362)	(1,368,286)	$(7,971,082)

Alger SMid Cap Growth Fund
Class A:
Shares sold	2,077,283	$33,595,586	11,050,879	$178,109,826
Shares converted from Class B	12,382	200,242	35,843	576,488
Shares converted from Class C	1,228	19,996	4	58
Shares redeemed	(6,551,460)	(106,963,726)	(26,759,270)	(447,696,538)
Net decrease	(4,460,567)	$(73,147,902)	(15,672,544)	$(269,010,166)
Class B:
Shares sold	—	$—	131,498	$1,951,299
Shares converted to Class A	(13,400)	(200,242)	(38,581)	(578,488)
Shares redeemed	(56,895)	(847,362)	(175,437)	(2,620,283)
Net decrease	(70,295)	$(1,047,604)	(82,520)	$(1,247,472)
Class C:
Shares sold	193,132	$2,956,594	708,829	$10,675,161
Shares converted to Class A	(1,328)	(19,996)	(4)	(58)
Shares redeemed	(573,000)	(8,557,877)	(1,229,711)	(18,145,886)
Net decrease	(381,196)	$(5,621,279)	(520,886)	$(7,470,783)
Class I:
Shares sold	4,690,533	$76,701,650	21,436,362	$362,458,782
Shares redeemed	(3,889,052)	(63,393,988)	(7,271,544)	(113,899,211)
Net increase	801,481	$13,307,662	14,164,818	$248,559,571
Class Z:
Shares sold	2,013,748	$34,384,973	1,677,590	$24,322,419
Shares redeemed	(218,096)	(3,512,409)	(98,776)	(1,490,666)
Net increase	1,795,652	$30,872,564	1,578,814	$22,831,753

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2012		FOR THE YEAR ENDED OCTOBER 31, 2011
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Fund
Class A:
Shares sold	1,294,622	$9,900,165	5,675,873	$42,629,715
Shares converted from Class B	135,333	1,028,597	399,051	2,962,939
Shares converted from Class C	23,072	178,656	28,833	220,360
Shares redeemed	(5,098,561)	(39,133,402)	(23,223,789)	(180,637,961)
Net decrease	(3,645,534)	$(28,025,984)	(17,120,032)	$(134,824,947)
Class B:
Shares sold	34,249	$229,440	303,031	$2,148,342
Shares converted to Class A	(153,058)	(1,028,597)	(451,208)	(2,962,939)
Shares redeemed	(190,621)	(1,259,194)	(1,065,946)	(6,884,846)
Net decrease	(309,430)	$(2,058,351)	(1,214,123)	$(7,699,443)
Class C:
Shares sold	46,295	$309,926	184,828	$1,225,762
Shares converted to Class A	(26,414)	(178,656)	(32,587)	(220,360)
Shares redeemed	(304,369)	(2,011,668)	(1,030,316)	(6,727,914)
Net decrease	(284,488)	$(1,880,398)	(878,075)	$(5,722,512)
Class Z:
Shares sold	424,835	$3,338,531	4,120,114	$32,177,441
Shares redeemed	(149,031)	(1,080,302)	(461,322)	(3,438,772)
Net increase	275,804	$2,258,229	3,658,792	$28,738,669

Alger Growth Opportunities Fund
Class A:
Shares sold	68,691	$719,410	469,328	$5,361,698
Dividends reinvested	47,854	467,536	—	—
Shares redeemed	(317,275)	(3,437,023)	(451,335)	(5,167,924)
Net increase (decrease)	(200,730)	$(2,250,077)	17,993	$193,774
Class C:
Shares sold	8,187	$84,579	76,203	$856,817
Dividends reinvested	17,907	169,400	—	—
Shares redeemed	(25,197)	(257,000)	(88,161)	(970,597)
Net increase (decrease)	897	$(3,021)	(11,958)	$(113,780)
Class I:
Shares sold	37,278	$399,518	169,840	$2,105,215
Dividends reinvested	12,541	123,651	—	—
Shares redeemed	(93,177)	(999,519)	(251,591)	(2,701,618)
Net decrease	(43,358)	$(476,350)	(81,751)	$(596,403)
Class Z:
Shares sold	40,800	$454,510	180,946	$1,898,200
Dividends reinvested	16,187	158,799	—	—
Net increase	56,987	$613,309	180,946	$1,898,200

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2012		FOR THE YEAR ENDED OCTOBER 31, 2011
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Health Sciences Fund
Class A:
Shares sold	956,225	$19,745,526	1,967,426	$39,229,866
Shares converted from Class B	32,933	668,309	47,425	922,704
Shares converted from Class C	5,154	106,031	1,049	20,869
Shares redeemed	(2,563,495)	(49,645,068)	(3,318,529)	(62,896,327)
Net decrease	(1,569,183)	$(29,125,202)	(1,302,629)	$(22,722,888)
Class B:
Shares sold	(35)	$(600)	19,075	$336,397
Shares converted to Class A	(35,740)	(668,309)	(51,186)	(922,704)
Shares redeemed	(69,428)	(1,303,122)	(218,929)	(3,871,680)
Net decrease	(105,203)	$(1,972,031)	(251,040)	$(4,457,987)
Class C:
Shares sold	109,512	$2,066,403	212,419	$3,855,912
Shares converted to Class A	(5,585)	(106,031)	(1,130)	(20,869)
Shares redeemed	(623,895)	(11,967,576)	(893,594)	(15,763,156)
Net decrease	(519,968)	$(10,007,204)	(682,305)	$(11,928,113)

Alger Growth & Income Fund
Class A:
Shares sold	1,150,738	$25,972,989	295,362	$6,352,168
Shares converted from Class B	36,001	819,249	113,625	2,466,653
Shares converted from Class C	12,900	299,178	14,445	314,602
Dividends reinvested	12,031	279,701	41,061	875,494
Shares redeemed	(562,152)	(13,197,966)	(483,476)	(10,487,599)
Net increase (decrease)	649,518	$14,173,151	(18,983)	$(478,682)
Class B:
Shares sold	7	$1,707	43,297	$933,898
Shares converted to Class A	(36,193)	(819,249)	(114,594)	(2,466,653)
Dividends reinvested	182	4,387	5,559	117,856
Shares redeemed	(23,343)	(533,251)	(112,937)	(2,442,903)
Net decrease	(59,347)	$(1,346,406)	(178,675)	$(3,857,802)
Class C:
Shares sold	114,285	$2,586,710	79,071	$1,678,167
Shares converted to Class A	(13,002)	(299,178)	(14,620)	(314,602)
Dividends reinvested	546	13,095	5,674	119,774
Shares redeemed	(53,623)	(1,230,463)	(150,516)	(3,211,450)
Net increase (decrease)	48,206	$1,070,164	(80,391)	$(1,728,111)
Class Z:
Shares sold	28,194	$671,692	—	$—
Dividends reinvested	48	1,154	—	—
Net increase	28,242	$672,846	—	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(b) Redemption Fee: The Funds may impose a 2.00% redemption fee on Fund shares redeemed (including shares redeemed by exchange) within 30 days after such shares were acquired. The fees retained by the Funds are included as paid-in capital on the Statement of Assets and Liabilities.

NOTE 7 — Income Tax Information:

At October 31, 2011, the Funds, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

Expiration Dates	Alger Capital Appreciation Fund	Alger Large Cap Growth Fund	Alger Mid Cap Growth Fund	Alger SMid Cap Growth Fund
2016	$1,379,358	$14,116,395	$8,177,337	—
2017	78,004,262	69,159,616	105,486,895	$18,908,868
Total	79,383,620	83,276,011	113,664,232	18,908,868

Expiration Dates	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Growth & Income Fund
2017	$17,599,768	—	$1,041,592	$9,012,757
Total	17,599,768	—	1,041,592	9,012,757

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after October 31, 2011 will not be subject to expiration.  In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of partnerships investments, the realization of unrealized appreciation of Passive Foreign Investment Companies, and return of capital from Real Estate Investment Trust investments.

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Fund’s Schedule of Investments.  The following is a summary of the inputs used as of April 30, 2012 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Capital Appreciation Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$199,796,959	$199,796,959	—	—
Consumer Staples	72,676,589	72,676,589	—	—
Energy	95,207,695	95,207,695	—	—
Financials	76,411,139	76,411,139	—	—
Health Care	111,413,666	111,413,666	—	—
Industrials	168,365,514	168,365,514	—	—
Information Technology	281,957,275	281,957,275	—	—
Materials	45,053,470	45,053,470	—	—
Telecommunication Services	15,977,802	15,977,802	—	—
TOTAL COMMON STOCKS	$1,066,860,109	$1,066,860,109	—	—
CONVERTIBLE CORPORATE BONDS
Consumer Discretionary	$1,980,630	—	$1,980,630	—
CONVERTIBLE PREFERRED STOCK
Health Care	$2,915,106	—	$2,915,106	—
MASTER LIMITED PARTNERSHIP
Energy	$4,416,027	$4,416,027	—	—
Financials	6,595,584	6,595,584	—	—
TOTAL MASTER LIMITED PARTNERSHIP	$11,011,611	$11,011,611	—	—
TOTAL INVESTMENTS IN SECURITIES	$1,082,767,456	$1,077,871,720	$4,895,736	—

Alger Large Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$55,718,602	$55,718,602	—	—
Consumer Staples	16,870,565	16,870,565	—	—
Energy	28,706,589	28,706,589	—	—
Financials	6,266,687	6,266,687	—	—
Health Care	28,623,538	28,623,538	—	—
Industrials	40,055,987	40,055,987	—	—
Information Technology	84,037,897	84,037,897	—	—
Materials	10,998,137	10,998,137	—	—
TOTAL COMMON STOCKS	$271,278,002	$271,278,002	—	—
MASTER LIMITED PARTNERSHIP
Financials	$2,859,300	$2,859,300	—	—
TOTAL INVESTMENTS IN SECURITIES	$274,137,302	$274,137,302	—	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Mid Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$53,378,025	$52,271,789	$1,106,236	—
Consumer Staples	2,900,446	2,900,446	—	—
Energy	24,021,168	24,021,168	—	—
Financials	18,405,907	18,405,907	—	—
Health Care	17,118,699	17,118,699	—	—
Industrials	36,199,915	36,199,915	—	—
Information Technology	39,394,136	39,394,136	—	—
Materials	16,759,490	16,759,490	—	—
Telecommunication Services	4,111,110	4,111,110	—	—
TOTAL COMMON STOCKS	$212,288,896	$211,182,660	$1,106,236	—
CONVERTIBLE PREFERRED STOCK
Health Care	$4,226,204	—	$4,226,204	—
PURCHASED OPTIONS
Energy	$1,872	$1,872	—	—
MASTER LIMITED PARTNERSHIP
Financials	$2,922,840	$2,922,840	—	—
TOTAL INVESTMENTS IN SECURITIES	$219,439,812	$214,107,372	$5,332,440	—
SECURITIES SOLD SHORT
OPTIONS WRITTEN
Energy	$74,767	$74,767	—	—
Industrials	$7,840	$7,840	—	—
Materials	13,491	13,491	—	—
TOTAL OPTIONS WRITTEN	$96,098	$96,098	—	—

Alger SMid Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$161,013,931	$161,013,931	—	—
Consumer Staples	37,873,467	37,873,467	—	—
Energy	70,830,421	70,830,421	—	—
Financials	69,261,336	69,261,336	—	—
Health Care	145,088,477	145,088,477	—	—
Industrials	185,248,188	185,248,188	—	—
Information Technology	213,366,504	213,366,504	—	—
Materials	47,752,400	47,752,400	—	—
Telecommunication Services	12,540,229	12,540,229	—	—
Utilities	10,507,449	10,507,449	—	—
TOTAL COMMON STOCKS	$953,482,402	$953,482,402	—	—
MASTER LIMITED PARTNERSHIP
Financials	$4,503,262	$4,503,262	—	—
TOTAL INVESTMENTS IN SECURITIES	$957,985,664	$957,985,664	—	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Small Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$40,127,926	$40,127,926	—	—
Consumer Staples	6,829,581	6,829,581	—	—
Energy	19,697,954	19,697,954	—	—
Financials	18,796,326	18,796,326	—	—
Health Care	45,007,565	45,007,565	—	—
Industrials	40,407,417	40,407,417	—	—
Information Technology	65,303,715	65,303,715	—	—
Materials	11,841,341	11,841,341	—	—
Utilities	3,051,924	3,051,924	—	—
TOTAL COMMON STOCKS	$251,063,749	$251,063,749	—	—
MASTER LIMITED PARTNERSHIP
Financials	$1,325,674	$1,325,674	—	—
TOTAL INVESTMENTS IN SECURITIES	$252,389,423	$252,389,423	—	—

Alger Growth Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$2,046,918	$2,046,918	—	—
Consumer Staples	603,674	603,674	—	—
Energy	963,315	963,315	—	—
Financials	961,997	961,997	—	—
Health Care	2,061,002	2,061,002	—	—
Industrials	2,062,031	2,062,031	—	—
Information Technology	3,671,816	3,671,816	—	—
Materials	670,730	670,730	—	—
Telecommunication Services	172,237	172,237	—	—
Utilities	156,082	156,082	—	—
TOTAL COMMON STOCKS	$13,369,802	$13,369,802	—	—
MASTER LIMITED PARTNERSHIP
Financials	$85,034	$85,034	—	—
TOTAL INVESTMENTS IN SECURITIES	$13,454,836	$13,454,836	—	—

Alger Health Sciences Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Health Care	$147,730,444	$147,730,444	—	—
CONVERTIBLE PREFERRED STOCK
Health Care	$3,306,605	—	$3,306,605	—
PURCHASED OPTIONS
Financials	$2,932,500	$2,932,500	—	—
Health Care	$727,500	$727,500	—	—
TOTAL PURCHASED OPTIONS	$3,660,000	$3,660,000	—	—
TOTAL INVESTMENTS IN SECURITIES	$154,697,049	$151,390,444	$3,306,605	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Growth & Income Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$6,024,044	$6,024,044	—	—
Consumer Staples	11,092,373	11,092,373	—	—
Energy	8,847,262	8,847,262	—	—
Financials	10,606,078	10,606,078	—	—
Health Care	7,295,268	7,295,268	—	—
Industrials	8,698,706	8,698,706	—	—
Information Technology	14,441,353	14,441,353	—	—
Materials	5,181,031	5,181,031	—	—
Telecommunication Services	2,366,760	2,366,760	—	—
Utilities	2,785,441	2,785,441	—	—
TOTAL COMMON STOCKS	$77,338,316	$77,338,316	—	—
MASTER LIMITED PARTNERSHIP
Financials	$509,732	$509,732	—	—
TOTAL INVESTMENTS IN SECURITIES	$77,848,048	$77,848,048	—	—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
Alger Capital Appreciation Fund	Convertible Preferred Stock
Opening balance at November 1, 2011	$2,777,425
Transfers into Level 3	—
Transfers out of Level 3(i)	(2,915,106)
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	137,681
Purchases, issuances, sales, and settlements
Purchases	—
Issuances	—
Sales	—
Settlements	—
Closing balance at April 30, 2012	—
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at April 30, 2012	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
Alger Mid Cap Growth Fund	Convertible Preferred Stock
Opening balance at November 1, 2011	$4,026,600
Transfers into Level 3	—
Transfers out of Level 3(i)	(4,226,204)
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	199,604
Purchases, issuances, sales, and settlements
Purchases	$—
Issuances	—
Sales	—
Settlements	—
Closing balance at April 30, 2012	—
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at April 30, 2012	$—

Alger Health Sciences Fund	Convertible Preferred Stock
Opening balance at November 1, 2011	$3,150,434
Transfers into Level 3	—
Transfers out of Level 3(i)	(3,306,605)
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	156,171
Purchases, issuances, sales, and settlements
Purchases	—
Issuances	—
Sales	—
Settlements	—
Closing balance at April 30, 2012	—
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at April 30, 2012	$—

(i) Securities transferred out of Level 3 upon closing of IPO and commencement of trading.

On April 30, 2012 the Alger Capital Appreciation Fund, the Alger Mid Cap Growth Fund, and the Alger Health Sciences Fund transferred securities totaling $4,880,153, $4,558,674 and $3,114,344, respectively, from Level 2 to Level 1, utilizing exchange listed prices rather than fair value adjusted prices.

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Funds purchase call options to increase their exposure to stock market risk and also provide diversification of risk.  The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time.  The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios.  The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price  The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the six months ended April 30, 2012, options were used in accordance with these objectives.

The fair values of derivative instruments as of April 30, 2012 are as follows:

Alger Mid Cap Growth Fund

	ASSET DERIVATIVES 2012		LIABILITY DERIVATIVES 2012
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Put Options	Investments in Securities, at value	$672	—	—
Purchased Call Options	Investments in Securities, at value	1,200	—	—
Written Put Options	—	—	Written Options Outstanding, at value	$41,803
Written Call Options	—	—	Written Options Outstanding, at value	54,295
Total		$1,872		$96,098

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Health Sciences Fund

	ASSET DERIVATIVES 2012		LIABILITY DERIVATIVES 2012
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Put Options	Investments in Securities, at value	$3,660,000	—	—
Total	—	$3,660,000	—	—

For the six months ended April 30, 2012, the Alger Mid Cap Growth Fund had option purchases of $471,310 and option sales of $1,019,917, and the Alger Health Sciences Fund had option purchases of $6,645,830 and option sales of $1,781,538.  The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2012 is as follows:

NET REALIZED GAIN ON INVESTMENTS AND OPTIONS

Alger Mid Cap Growth Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(1,314,272)
Written Options	529,248
Total	$(785,024)

Alger Health Sciences Fund

Derivatives not accounted for as hedging instruments
Purchased Options	$(1,597,356)
Written Options	119,583
Total	$(1,477,773)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS, OPTIONS

Alger Mid Cap Growth Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$704,673
Written Options	77,739
Total	$782,412

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS, OPTIONS

Alger Health Sciences Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$140,764
Written Options	(66,483)
Total	$74,281

NOTE 10 — Litigation:

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

NOTE 11 — Recent Accounting Pronouncements:

In December 2011, the FASB issued ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”), which provides guidance regarding balance sheet offsetting disclosures.  The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose gross information and net information about both instruments and transactions eligible for offset in the statement of assets and liabilities and transactions subject to an agreement similar to a master netting arrangement. The objective of ASU 2011-11 is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS.  The new guidance is effective for annual reporting periods beginning on or after January 1, 2013. The Fund does not believe that this will have a material impact on the financial statements.

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to April 30, 2012.  No such events have been identified which require recognition and disclosure.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2011 and ending April 30, 2012.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Six Months Ended April 30, 2012 (a)	Ratio of Expenses to Average Net Assets For the Six Months Ended April 30, 2012(b)
Alger Capital Appreciation Fund
Class A	Actual	$1,000.00	$1,134.56	$6.82	1.28%
	Hypothetical(c)	1,000.00	1,018.48	6.45	1.28
Class B	Actual	1,000.00	1,129.63	11.19	2.11
	Hypothetical(c)	1,000.00	1,014.35	10.59	2.11
Class C	Actual	1,000.00	1,130.00	11.00	2.08
	Hypothetical(c)	1,000.00	1,014.54	10.40	2.08
Class Z	Actual	1,000.00	1,135.56	5.18	0.97
	Hypothetical(c)	1,000.00	1,020.02	4.90	0.97

Alger Large Cap Growth Fund
Class A	Actual	$1,000.00	$1,109.99	$7.15	1.36%
	Hypothetical(c)	1,000.00	1,018.09	6.84	1.36
Class B	Actual	1,000.00	1,105.26	10.40	1.99
	Hypothetical(c)	1,000.00	1,014.98	9.95	1.99
Class C	Actual	1,000.00	1,103.77	10.87	2.08
	Hypothetical(c)	1,000.00	1,014.53	10.41	2.08
Class Z	Actual	1,000.00	1,110.55	5.07	0.97
	Hypothetical(c)	1,000.00	1,020.06	4.86	0.97

Alger Mid Cap Growth Fund
Class A	Actual	$1,000.00	$1,121.35	$7.39	1.40%
	Hypothetical(c)	1,000.00	1,017.90	7.02	1.40
Class B	Actual	1,000.00	1,113.55	10.97	2.09
	Hypothetical(c)	1,000.00	1,014.48	10.46	2.09
Class C	Actual	1,000.00	1,114.18	11.61	2.21
	Hypothetical(c)	1,000.00	1,013.88	11.05	2.21

Alger SMid Cap Growth Fund
Class A	Actual	$1,000.00	$1,132.72	$6.62	1.25%
	Hypothetical(c)	1,000.00	1,018.65	6.27	1.25
Class B	Actual	1,000.00	1,127.75	11.26	2.13
	Hypothetical(c)	1,000.00	1,014.28	10.66	2.13
Class C	Actual	1,000.00	1,127.48	11.06	2.09
	Hypothetical(c)	1,000.00	1,014.47	10.47	2.09
Class I	Actual	1,000.00	1,132.25	6.83	1.29
	Hypothetical(c)	1,000.00	1,018.46	6.46	1.29
Class Z	Actual	1,000.00	1,134.16	5.26	0.99
	Hypothetical(c)	1,000.00	1,019.94	4.97	0.99

		Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Six Months Ended April 30, 2012 (a)	Ratio of Expenses to Average Net Assets For the Six Months Ended April 30, 2012(b)
Alger Small Cap Growth Fund
Class A	Actual	$1,000.00	$1,127.81	$7.35	1.39%
	Hypothetical(c)	1,000.00	1,017.95	6.97	1.39
Class B	Actual	1,000.00	1,132.38	11.51	2.17
	Hypothetical(c)	1,000.00	1,014.07	10.87	2.17
Class C	Actual	1,000.00	1,114.83	11.86	2.26
	Hypothetical(c)	1,000.00	1,013.64	11.30	2.26
Class Z	Actual	1,000.00	1,123.25	5.23	0.99
	Hypothetical(c)	1,000.00	1,019.94	4.97	0.99

Alger Growth Opportunities Fund
Class A	Actual	$1,000.00	$1,128.10	$8.11	1.53%
	Hypothetical(c)	1,000.00	1,017.25	7.68	1.53
Class C	Actual	1,000.00	1,123.93	11.89	2.25
	Hypothetical(c)	1,000.00	1,013.67	11.27	2.25
Class I	Actual	1,000.00	1,128.97	6.79	1.28
	Hypothetical(c)	1,000.00	1,018.49	6.44	1.28
Class Z	Actual	1,000.00	1,130.63	5.83	1.10
	Hypothetical(c)	1,000.00	1,019.39	5.53	1.10

Alger Health Sciences Fund
Class A	Actual	$1,000.00	$1,093.07	$7.13	1.37%
	Hypothetical(c)	1,000.00	1,018.05	6.87	1.37
Class B	Actual	1,000.00	1,088.52	11.26	2.17
	Hypothetical(c)	1,000.00	1,014.08	10.86	2.17
Class C	Actual	1,000.00	1,088.93	11.07	2.13
	Hypothetical(c)	1,000.00	1,014.26	10.67	2.13

Alger Growth & Income Fund
Class A	Actual	$1,000.00	$1,109.92	$6.68	1.27%
	Hypothetical(c)	1,000.00	1,018.53	6.39	1.27
Class B	Actual	1,000.00	1,105.40	11.29	2.16
	Hypothetical(c)	1,000.00	1,014.14	10.80	2.16
Class C	Actual	1,000.00	1,106.11	10.70	2.04
	Hypothetical(c)	1,000.00	1,014.70	10.24	2.04
Class Z	Actual	1,000.00	1,110.84	5.07	0.97
	Hypothetical(c)	1,000.00	1,020.06	4.85	0.97

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2011	3/31/11

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you — for all credit card accounts	No	We don’t share
For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share
For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

Who we are
Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

What we do
How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?	We collect your personal information, for example, when you:
• open an account or perform transactions
• seek advice about your investments
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit some but not all sharing related to:
• sharing for affiliates’ everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings

The Funds’ most recent month end portfolio holdings are available approximately sixty days after month end on the Funds’ website at www.alger.com. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3863.

THE ALGER FUNDS

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

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AFSAR

ITEM 2.  CODE OF ETHICS.

Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds

By:	/s/Dan C. Chung

Dan C. Chung

President

Date:  June 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date:  June 19, 2012

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date:  June 19, 2012